UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05904

Elfun Government Money Market Fund

(Exact name of registrant as specified in charter)

1600 Summer Street

Stamford, Connecticut 06905

(Address of principal executive offices)(Zip code)

GE Asset Management, Inc.

1600 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1.	Reports to Stockholders

Elfun Funds

Annual Report

December 31, 2014

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current summary prospectus or prospectus.

Information on the following performance pages relates to the Elfun Funds.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-242-0134 or visit the Funds’ website at http://www.geam.com for the most recent month-end performance data.

A portion of the Elfun Tax-Exempt Income Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (S&P 500 Index), Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE® Index), MSCI® ACWI ex-U.S. Index, Barclays U.S. Aggregate Bond Index, the Barclays U.S. Municipal Bond Index, and the 90 Day U.S. T-Bill are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect the fees, expenses or taxes.

S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

MSCI® EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

MSCI ACWI Ex-U.S. Index is a market-capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The MSCI ACWI Ex-U.S. Index includes both developed and emerging markets.

Barclays U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first-rate bond market.

Barclays U.S. Municipal Bond Index is an unmanaged index comprised of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day U.S. T-Bill is an unmanaged measure/index of the performance of the most recently auctioned 90 Day U.S. Treasury bills (i.e. having a total maturity of 90 days) currently available in the marketplace.

The peer universe of underlying funds used for the peer group average annual total return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund.

©2015 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views, expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

GE Investment Distributors, Inc., member of FINRA, is the principal underwriter and distributor of the Elfun Funds and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Funds.

(Unaudited)

Ralph R. Layman

Executive Vice President and

Chief Investment Officer Emeritus

Michael J. Solecki

Senior Vice President and Chief Investment Officer International Equities

The Elfun International Equity Fund is managed by a team of portfolio managers that includes Ralph R. Layman and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to Mr. Solecki and himself. Each portfolio manager is limited to the management of his portion of the Fund, the size of which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers’ biographical information beginning on page 124.

Q.	How did the Elfun International Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2014?

A.	For the twelve-month period ended December 31, 2014, the Elfun International Equity Fund returned -7.62%. The MSCI EAFE Index, the Fund’s benchmark, returned -4.90% and the Fund’s Morningstar peer group of 749 Foreign Large Blend Funds returned an average of -5.16% over the same period.

Q.	What factors affected the Fund’s performance?

A.	2014 was a tale of two halves in the market and in the Fund. The first half was marked by a flat to down U.S. Dollar, value stocks outperforming growth, small cap stocks outperforming large cap, and a surprisingly weak U.S. GDP result in the first quarter. Overall, the international equity market (MSCI EAFE) was up nearly 5% in the first half of the year.

These trends began to shift in June, starting with the introduction of a negative deposit rate in Europe by the European Central Bank. This was followed by renewed rhetoric from the administration of Japanese Prime Minister Shinzo Abe and the Bank of Japan on their commitment to “Abenomics”, their two year old effort to revive the Japanese economy. U.S. economic growth also rebounded strongly. The result in the second half of the year was a falling Yen and Euro versus the U.S. Dollar. Japanese and European exporters began to outperform. Growth overtook value. Large cap outperformed small. The market was up 2.7% in the second half of the year excluding the impact of currency, but with the falling value of foreign currencies against the U.S. Dollar, the market was down -9.2% in U.S. Dollar terms. The second half shift was also registered in the Fund, which after underperforming the market significantly in the first half of the year, outperformed in the second.

Q.	What were the primary drivers of Fund performance?

A.

In the first half of the year, peripheral smaller cap names in Europe outperformed on Euro weakness, and Japanese stocks fell on dissipating enthusiasm with the pace of reform in Japan. The Fund, which was overweight

(Unaudited)

in Japan and large high-quality European exporters, suffered as a result. This turned around abruptly in the second half of the year as the Euro and Yen began to weaken against the U.S. Dollar, a benefit to many of the Fund’s holdings. The Fund outperformed significantly in the second half, but overall it was not enough to overcome the deficit of the first half and the Fund closed the year down against the MSCI EAFE index.

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund’s overweights in Japan and the Emerging Markets were modestly increased and holdings in the U.K. reduced. The Fund saw its weight in consumer staples continue to fall due to high valuations and the weight in industrials and IT increase, notably in the area associated with autonomous driving. In energy, exposure was switched out of oil service and into integrated and gas plays. High quality but under-performing holdings in Japan were increased including real estate, exporters and component manufacturers.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return	1,000.00	927.20	1.85

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.29	1.94

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.38%** (for the period July 1, 2014 – December 31, 2014), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income by investing principally in foreign securities consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks and invests primarily (meaning at least 65%) in companies in both developed and emerging market countries outside the United States.

Top Ten Largest Holdings

as of December 31, 2014 (as a % of Investments)(b)(c)

Roche Holding AG	2.51%
Toyota Motor Corp.	2.43%
Nidec Corp.	2.40%
AIA Group Ltd.	2.34%
Mitsui Fudosan Company Ltd.	2.23%
Sanofi	2.11%
Barclays PLC	2.09%
Tokio Marine Holdings Inc.	2.07%
Telefonaktiebolaget LM Ericsson, Class B	2.02%
Total S.A.	1.97%

Sector Allocation

as a % of Investments of $254,256 (in thousands) on December 31, 2014(b)(c)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2014

	One Year	Five Year	Ten Year
Number of funds in peer group	749	585	316
Peer group average annual total return	-5.16%	4.91%	4.16%
Morningstar Category in peer group: U.S. Foreign Large Blend

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2014

(Inception date: 01/01/88)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)

Elfun International Equity Fund	-7.62%	3.87%	4.88%	$16,097

MSCI EAFE Index	-4.90%	5.34%	4.43%	$15,429

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun International Equity Fund	December 31, 2014

	Number of Shares	Fair Value

Common Stock — 96.2%†

Australia — 2.0%

CSL Ltd.	31,396	$2,210,702
Insurance Australia Group Ltd.	584,873	2,976,793
		5,187,495

Belgium — 1.8%

Anheuser-Busch InBev N.V.	41,326	4,650,883

Canada — 2.7%

Brookfield Asset Management Inc., Class A	37,407	1,880,281
Cenovus Energy Inc.	97,813	2,024,241
Peyto Exploration & Development Corp.	38,792	1,120,974
Valeant Pharmaceuticals International Inc.	12,287	1,764,470	(a)
		6,789,966

China — 1.5%

Baidu Inc. ADR	16,822	3,834,911	(a)

France — 13.3%

Airbus Group N.V.	59,412	2,937,211
AXA S.A.	144,804	3,336,724
BNP Paribas S.A.	69,362	4,094,721
Credit Agricole S.A.	254,359	3,283,398
Safran S.A.	57,934	3,574,235
Sanofi	58,887	5,368,754
Schneider Electric SE	36,932	2,689,729
Technip S.A.	51,379	3,060,520
Total S.A.	97,576	4,999,013
Zodiac Aerospace	12,328	415,056
		33,759,361

Germany — 9.9%

Bayer AG	32,944	4,490,543
Continental AG	22,796	4,808,193
Fresenius SE & Company KGaA	71,497	3,717,418
HeidelbergCement AG	49,633	3,503,091
Linde AG	24,129	4,444,618
SAP SE	60,774	4,243,749
		25,207,612

	Number of Shares	Fair Value

Hong Kong — 2.6%

AIA Group Ltd.	1,082,262	$5,948,274
Sands China Ltd.	143,907	701,460
		6,649,734

India — 2.6%

ICICI Bank Ltd.	666,535	3,700,300
Larsen & Toubro Ltd.	76,479	1,801,040
Power Grid Corporation of India Ltd.	484,780	1,055,242
		6,556,582

Italy — 2.1%

Intesa Sanpaolo S.p.A.	1,107,842	3,213,739
Luxottica Group S.p.A.	37,270	2,043,098
		5,256,837

Japan — 29.0%

Astellas Pharma Inc.	123,100	1,712,167
East Japan Railway Co.	35,300	2,658,039
FANUC Corp.	27,800	4,579,275
Fast Retailing Company Ltd.	5,766	2,096,207
Hitachi Ltd.	433,000	3,192,805
Keyence Corp.	5,300	2,359,387
Mazda Motor Corp.	149,100	3,577,287
Mitsubishi Estate Company Ltd.	198,459	4,177,691
Mitsubishi Heavy Industries Ltd.	705,000	3,886,871
Mitsubishi UFJ Financial Group Inc.	746,500	4,097,505
Mitsui Fudosan Company Ltd.	211,618	5,669,208
Murata Manufacturing Company Ltd.	45,097	4,916,305
Nidec Corp.	94,700	6,110,394
Rakuten Inc.	350,997	4,876,216	(a)
SoftBank Corp.	80,301	4,775,192
Sumitomo Mitsui Financial Group Inc.	98,300	3,550,402
Tokio Marine Holdings Inc.	161,900	5,253,093
Toyota Motor Corp.	99,382	6,187,282
		73,675,326

Mexico — 0.4%

Grupo Financiero Banorte SAB de C.V., Class O	191,988	1,061,813

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun International Equity Fund	December 31, 2014

	Number of Shares	Fair Value

Netherlands — 3.2%

ASML Holding N.V.	39,777	$4,297,805
ING Groep N.V.	304,415	3,932,938	(a,h)
		8,230,743

South Korea — 1.0%

Samsung Electronics Company Ltd.	2,159	2,595,645

Sweden — 4.0%

Assa Abloy AB, Class B	56,555	2,974,558
Hexagon AB, Class B	43,410	1,333,583
Svenska Cellulosa AB SCA, Class B	35,922	771,197
Telefonaktiebolaget LM Ericsson, Class B	426,568	5,143,356
		10,222,694

Switzerland — 5.9%

ABB Ltd.	106,398	2,252,429
Givaudan S.A.	1,098	1,970,745
Nestle S.A.	37,331	2,722,973
Roche Holding AG	23,501	6,370,937
The Swatch Group AG	3,896	1,731,781
		15,048,865

Taiwan — 1.5%

Taiwan Semiconductor Manufacturing Company Ltd.	858,900	3,783,859

United Kingdom — 12.7%

Barclays PLC	1,410,084	5,303,180
BHP Billiton PLC	148,917	3,192,820
Capita PLC	128,529	2,156,031
Experian PLC	107,164	1,807,211
GlaxoSmithKline PLC	135,440	2,906,885
HSBC Holdings PLC	252,118	2,383,447
International Consolidated Airlines Group S.A.	263,000	1,980,706	(a)
Johnson Matthey PLC	40,909	2,153,151
Prudential PLC	150,099	3,471,655
Shire PLC	19,835	1,406,888
Vodafone Group PLC	768,970	2,637,608
WPP PLC	135,764	2,823,935
		32,223,517

Total Common Stock (Cost $226,495,980)		244,735,843

	Number of Shares	Fair Value

Preferred Stock — 1.7%

Germany — 1.7%

Volkswagen AG (Cost $3,966,296)	19,315	$4,292,862

Total Investments in Securities (Cost $230,462,276)		249,028,705
Short-Term Investments — 2.1%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00%
(Cost $5,227,089)		5,227,089	(d,h,o)

Total Investments (Cost $235,689,365)		254,255,794

Other Assets and Liabilities, net — 0.0%*		54,119

NET ASSETS — 100.0%		$254,309,913

Other Information:

The Fund had the following long futures contracts open at December 31, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)

EURO Stoxx 50 Index Futures	March 2015	19	$720,307	$(2,646)

FTSE 100 Index Futures	March 2015	2	203,404	2,302

Topix Index Futures	March 2015	4	469,577	(4,432)

				$(4,776)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun International Equity Fund	December 31, 2014

The Fund was invested in the following sectors at December 31, 2014 (unaudited):

Sector	Percentage (based on Fair Value)
Diversified Banks	12.07%
Pharmaceuticals	9.45%
Automobile Manufacturers	5.53%
Diversified Real Estate Activities	4.61%
Life & Health Insurance	3.70%
Electrical Components & Equipment	3.46%
Industrial Machinery	3.33%
Property & Casualty Insurance	3.24%
Wireless Telecommunication Services	2.92%
Integrated Oil & Gas	2.76%
Aerospace & Defense	2.72%
Electronic Equipment & Instruments	2.71%
Semiconductors	2.51%
Communications Equipment	2.02%
Electronic Components	1.93%
Internet Retail	1.92%
Auto Parts & Equipment	1.89%
Brewers	1.83%
Industrial Gases	1.75%
Semiconductor Equipment	1.69%
Application Software	1.67%
Specialty Chemicals	1.62%
Other Diversified Financial Services	1.55%
Internet Software & Services	1.51%
Apparel, Accessories & Luxury Goods	1.48%
Healthcare Services	1.46%
Construction Materials	1.38%
Multi-Line Insurance	1.31%
Diversified Metals & Mining	1.26%
Oil & Gas Equipment & Services	1.20%
Building Products	1.17%
Advertising	1.11%
Packaged Foods & Meats	1.07%
Railroads	1.05%
Heavy Electrical Equipment	0.89%
Biotechnology	0.87%
Human Resource & Employment Services	0.85%
Apparel Retail	0.82%
Airlines	0.78%

Sector	Percentage (based on Fair Value)
Research & Consulting Services	0.71%
Construction & Engineering	0.71%
Oil & Gas Exploration & Production	0.44%
Electric Utilities	0.41%
Household Products	0.30%
Casinos & Gaming	0.28%

97.94%

Short-Term Investments	Percentage (based on Fair Value)
Short-Term Investments	2.06%

2.06%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

David B. Carlson

Chief Investment Officer — U.S. Equities

The Elfun Trusts is managed by David B. Carlson. See portfolio managers’ biographical information beginning on page 124.

Q.	How did the Elfun Trusts Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2014?

A.	For the twelve-month period ended December 31, 2014, the Elfun Trusts Fund returned 13.13%. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 13.69% and the Fund’s Morningstar peer group of 1,712 U.S. Large Cap Growth Funds returned an average of 10.07% over the same period. Elfun Trusts finished in the top quartile of its Morningstar peer group.

Q.	What market factors affected the Fund’s performance?

A.	The stock market generally tracks growth in earnings and dividends with a lot of volatility along the way. Earnings are estimated to have been up 7-8% and dividends up 10-12% for the overall market in 2014. As Elfun Trusts remains fully invested in equities (cash is typically 1-4% of the Fund), the key to performance is our stock and industry selection. The big driver for Elfun Trusts last year was the Fund’s overweight in healthcare and its underweight in energy. However, while the Fund’s sector weights were positive, its stock selection was less effective resulting in an overall return modestly below the S&P 500 Index.
Q.	What were the primary drivers of Fund performance?

A.	There were two big surprises in macro events last year: the drop in oil prices and the drop in interest rates. In response to lower interest rates, utilities were the best performing sector with a return of 28%. We thought interest rates would rise last year and hence, the Fund did not own utility stocks. Utility stocks typically lag the market when interest rates are rising. We did not foresee the magnitude of the drop in oil prices, but we were underweighted the sector all year. Energy stocks were the worst performing sector with a decline of about 8%. The Fund’s energy holdings were down 3%. Healthcare was a significant positive contributor to Fund performance. The sector was up 25%, the Fund was overweighted, and the Fund’s healthcare holdings were up 30%. Leading the way was Covidien, up over 50% on a take-out offer by Medtronic. The Fund’s worst sector on a relative basis was consumer discretionary with the Fund’s holdings in media and retail lagging the market.

Q.	Were there any significant changes to the Fund during the period?

A.

Changes were modest throughout the year. The Fund ended the year with 51 holdings, up from 49 at the start. Portfolio turnover remained low at 12%. The Fund’s sector overweights continue to be technology, consumer discretionary, and healthcare. The Fund is underweighted in

(Unaudited)

five sectors: industrials, consumer staples, utilities, telecomm and energy. The Fund is about equal weighted in the financial sector. The Fund is tilted toward growth, meaning its sector and stock emphasis is on above-average growth companies. Last year marked the fifth year of economic expansion and fifth year of a rising stock market. Corporate profits are at record highs, and profit margins are near peak levels. We believe growth will be modest from this point of the cycle and we think growth companies will be favored in the market.

As always, we focus on high quality companies with great financial characteristics and management teams we admire and trust.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return	1,000.00	1,083.20	1.21

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.05	1.17

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.23%** (for the period July 1, 2014 – December 31, 2014), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income. The Fund seeks to achieve its investment objectives by investing in equity securities of U.S. companies, such as common and preferred stocks.

Top Ten Largest Holdings

as of December 31, 2014 (as a % of Investments)(b)(c)

QUALCOMM Inc.	4.06%
Visa Inc., Class A	3.92%
CME Group Inc.	3.84%
State Street Corp.	3.81%
Schlumberger Ltd.	3.80%
Lowe’s Companies Inc.	3.73%
Liberty Global PLC, Class C	3.71%
Baidu Inc. ADR	3.69%
PepsiCo Inc.	3.67%
Monsanto Co.	3.48%

Sector Allocation

as a % of Investments of $2,472,858 (in thousands) on
December 31, 2014(b)(c)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2014

	One Year	Five Year	Ten Year
Number of funds in peer group	1,712	1,331	917
Peer group average annual total return	10.07%	13.81%	7.02%
Morningstar Category in peer group: U.S. Large Growth

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2014

(Inception date: 5/27/35)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment (a)

Elfun Trusts	13.13%	16.23%	8.32%	$22,228

S&P 500 Index	13.69%	15.46%	7.68%	$20,945

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Trusts	December 31, 2014

	Number of Shares	Fair Value
Common Stock — 97.2%†

Aerospace & Defense — 0.8%

Hexcel Corp.	100,000	$4,149,000	(a)
Honeywell International Inc.	160,000	15,987,200
		20,136,200

Air Freight & Logistics — 1.4%

United Parcel Service Inc., Class B	320,000	35,574,400

Application Software — 2.1%

Intuit Inc.	550,000	50,704,500

Asset Management & Custody Banks — 3.8%

State Street Corp.	1,200,000	94,200,000	(e)

Biotechnology — 6.0%

Alexion Pharmaceuticals Inc.	85,000	15,727,550	(a)
Amgen Inc.	425,000	67,698,250
Gilead Sciences Inc.	680,000	64,096,800	(a)
		147,522,600

Broadcasting — 1.6%

Discovery Communications Inc., Class C	1,200,000	40,464,000	(a)

Cable & Satellite — 7.0%

Comcast Corp., Special Class A	1,250,000	71,956,250
Liberty Global PLC, Class C	1,900,000	91,789,000	(a)
Sirius XM Holdings Inc.	3,000,000	10,500,000	(a)
		174,245,250

Casinos & Gaming — 0.7%

Las Vegas Sands Corp.	300,000	17,448,000

Communications Equipment — 4.1%

QUALCOMM Inc.	1,350,000	100,345,500

Data Processing & Outsourced Services — 4.9%

Automatic Data Processing Inc.	200,000	16,674,000
Paychex Inc.	170,000	7,848,900

	Number of Shares	Fair Value

Visa Inc., Class A	370,000	$97,014,000
		121,536,900

Diversified Banks — 2.9%

JPMorgan Chase & Co.	1,150,000	71,967,000

Environmental & Facilities Services — 0.2%

Stericycle Inc.	45,000	5,898,600	(a)

Fertilizers & Agricultural Chemicals — 3.5%

Monsanto Co.	720,000	86,018,400

Healthcare Equipment — 3.9%

Abbott Laboratories	600,000	27,012,000
Covidien PLC	670,000	68,527,600
		95,539,600

Healthcare Services — 2.6%

Express Scripts Holding Co.	760,000	64,349,200	(a)

Healthcare Supplies — 0.9%

The Cooper Companies Inc.	130,000	21,071,700

Home Improvement Retail — 3.7%

Lowe’s Companies Inc.	1,340,000	92,192,000

Industrial Gases — 0.4%

Praxair Inc.	80,000	10,364,800

Industrial Machinery — 1.0%

Dover Corp.	350,000	25,102,000

Integrated Oil & Gas — 1.5%

Chevron Corp.	330,000	37,019,400

Internet Retail — 1.9%

Amazon.com Inc.	155,000	48,104,250	(a)

Internet Software & Services — 9.2%

Baidu Inc. ADR	400,000	91,188,000	(a,h)
eBay Inc.	1,225,000	68,747,000	(a)
Facebook Inc., Class A	140,000	10,922,800	(a)
Google Inc., Class A	38,000	20,165,080	(a)
Google Inc., Class C	60,000	31,584,000	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Trusts	December 31, 2014

	Number of Shares	Fair Value

LinkedIn Corp.	20,000	$4,594,200	(a)
		227,201,080

Investment Banking & Brokerage — 1.3%

The Charles Schwab Corp.	1,100,000	33,209,000

Movies & Entertainment — 1.1%

The Walt Disney Co.	300,000	28,257,000

Oil & Gas Equipment & Services — 3.8%

Schlumberger Ltd.	1,100,000	93,951,000

Oil & Gas Exploration & Production — 1.1%

Anadarko Petroleum Corp.	330,000	27,225,000

Pharmaceuticals — 5.6%

Actavis PLC	260,000	66,926,600	(a)
Johnson & Johnson	480,000	50,193,600
Merck & Company Inc.	220,000	12,493,800
Pfizer Inc.	300,000	9,345,000
		138,959,000

Reinsurance — 0.4%

Alleghany Corp.	20,000	9,270,000	(a)

Soft Drinks — 3.7%

PepsiCo Inc.	960,000	90,777,600

Specialized Finance — 5.3%

CME Group Inc.	1,070,000	94,855,500
McGraw Hill Financial Inc.	400,000	35,592,000
		130,447,500

Specialized REITs — 2.4%

American Tower Corp.	600,000	59,310,000

Specialty Stores — 1.8%

Dick’s Sporting Goods Inc.	900,000	44,685,000

Technology Hardware, Storage & Peripherals — 6.6%

Apple Inc.	770,000	84,992,600
EMC Corp.	2,650,000	78,811,000
		163,803,600

Total Common Stock (Cost $1,332,584,681)		2,406,900,080

	Number of Shares	Fair Value
Short-Term Investments — 2.6%

State Street Institutional U.S. Government Money Market Fund — Premier Class
0.00% (Cost $65,958,047)		$65,958,047	(d,o)

Total Investments (Cost $1,398,542,728)		2,472,858,127

Other Assets and Liabilities, net — 0.2%		3,778,965

NET ASSETS — 100.0%		$2,476,637,092

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

David Wiederecht

President and

Chief Investment

Officer — Investment Solutions

Jeffrey Palma

Senior Vice President and Chief Market Strategist

The Elfun Diversified Fund is managed by Jeffrey Palma and David Wiederecht. Messrs. Palma and Wiederecht are vested with oversight authority for determining asset allocations for the Fund. Each of the U.S. equity, international equity and fixed income portions of the Fund are managed by separate teams of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other, and the portfolio managers have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to seek the Fund’s objective. See portfolio managers’ biographical information beginning on page 124.

Q.	How did the Elfun Diversified Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2014?

A.	For the twelve-month period ended December 31, 2014, the Elfun Diversified Fund returned 4.95%. The Fund’s broad based benchmarks, the S&P 500® Index (S&P 500 Index), the MSCI All Country World ex-U.S. Index, and the Barclays U.S. Aggregate Bond Index, returned 13.69%, -3.87%, and 5.97%, respectively. The Fund’s Morningstar peer group of 867 U.S. Moderate Allocation funds returned an average of 5.83% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	Within equity markets, the U.S. produced the best gains for the year as a whole, while returns elsewhere were weaker and, in many cases, negative. Bond markets produced solid gains across the board driven by the drop in interest rates. Of course, these moves came against broad expectations for yields to continue to rise in 2014 following the increase witnessed in 2013. A weak start to growth early in the year, a tepid outlook, plus still accommodative policy from central banks worked to keep rates low. Moreover, European Central Bank (ECB) President Draghi’s action to cut deposit rates to negative territory provided enormous support to peripheral country bond markets as did his rhetoric as markets have moved to anticipate full scale quantitative easing (QE) in Europe in early 2015.

This year was a challenging one for investors. Aside from the U.S., returns in global equity markets were generally weak. The sharp drop in interest rates around the world was unanticipated, particularly given the stability of U.S. equity markets and, while growth was weaker than forecast, it was hardly a collapse. The Bank of Japan and the ECB both became more aggressive in their policy actions to boost growth and inflation while also weakening their currencies relative to the U.S. dollar. Finally, the drop in oil prices has had large market and economic impacts that will be felt well into 2015.

For 2014, growth disappointed expectations around most of the world. While the U.S. looks to have produced stronger second half growth and labor

(Unaudited)

markets have clearly improved, overall GDP remained subdued. Elsewhere, in Europe, Japan, and emerging markets, particularly China growth remained more sluggish than hoped. Meanwhile inflation remains at bay and continues to decline in Europe. This fragility has kept monetary policy very accommodative in the U.S. for some time and the Fed acted only modestly to change that stance this year by ending its QE program. Outside of the U.S., the ECB and the Bank of Japan have clearly taken more aggressive action toward easier policy. In particular, the ECB cut deposit rates into negative territory twice in 2014. This policy shift has had major impacts on fixed income markets around the world with steep declines in rates and currencies versus the U.S. dollar.

Looking at 2014 in total, it was also a mixed year for stocks and was broadly consistent with the fourth quarter trends. The U.S. and Japan led the way higher with gains in local currency terms, while all other major markets declined. But all major non-U.S. markets fell in 2014 in common currency terms, given the steep decline in foreign exchange markets witnessed during the year.

There was a mix of factors driving returns this year. For the U.S., gains were driven by a combination of earnings growth and price-earnings (PE) multiple expansion. As we have noted in recent quarters, the steady rise of valuations makes additional gains through PEs more challenging and boosts the possibility of spikes in volatility. Support of valuations has been aided by reasonable growth as well as continued global monetary policy accommodation, as discussed above. Outside of the U.S., Europe continues to see more modest economic and earnings growth, while Japan fared better in 2014. Geopolitics also played a role with various events creating challenges for markets throughout the year. Of course, the drop in oil prices late in the year had a major impact within the energy sector.

As was the case for virtually all of 2014, bond yields fell sharply throughout the final quarter of the year. The drop was most pronounced in Europe, where expectations for additional ECB policy action in the form of QE have risen. But the U.S. has seen sharp declines in yields as well – despite expectations for rising short-term rates in 2015. The decline in oil prices and the associated impact on inflation and inflation expectations clearly played a material role in driving central bank expectations in Europe and has added to uncertainty about the exact timing of Fed moves.

In corporate credit markets, spreads on bonds moved a bit wider throughout the second half of the year, somewhat offsetting the decline in Treasury yields. Weaker oil prices and the associated impact on the energy sector in corporate bonds was a clear contributor to this move. Further, there were periods of more challenging liquidity conditions in credit markets toward the end of the year, which added to pressure on spreads.

Q.	What were the primary drivers of Fund performance?

A.	The Fund’s performance was primarily driven by its asset allocation and underlying security selection. A higher allocation to U.S. equity and lower allocation to fixed income positively impacted the Fund’s performance as U.S. equity markets outperformed fixed income during the period. A higher allocation to cash and security selection within U.S. and international equity negatively impacted the Fund’s performance.

(Unaudited)

Q.	Were there any significant changes to the Fund during the period?

A.	The Fund’s exposure to equity, fixed income, and cash remained fairly consistent throughout the period. Allocations within the Fund were periodically rebalanced to stay within guidelines.

Earlier this year, we reduced fixed income and increased cash. We also decreased growth equity and equity yield and increased international equity to rebalance the Fund and keep equity allocations close to their strategic targets. We continued to decrease fixed income and growth equity and increase cash. Also, value equity was reduced and fixed income was increased. Within U.S. equity, the allocations to growth, value, and equity yield were consolidated into a multistyle large-cap blend strategy. The final allocation change to the Fund for the year was to reduce multistyle equity and increase fixed income.

Our preference for equity over bonds has been driven by an expectation for bond yields to rise in the short to medium-term, equity valuations that are in line with long-term averages, and our view that the economic recovery will be sustained. Nevertheless, we believe short-term setbacks in the equity markets are likely to continue to occur. We, therefore, favor being disciplined in rebalancing the Fund, rather than simply letting the Fund’s allocation to equity increase significantly. Returns in both bond and equity markets may be more modest and range-bound going forward. We continue to believe it prudent to maintain a diversified portfolio and remain vigilant in the search for attractive investment opportunities. By tactically allocating between U.S. equity, international equity, and fixed income, we believe the Fund will continue to seek to produce attractive returns while maintaining a prudent level of risk.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return	1,000.00	1,007.40	2.13

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.09	2.14

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.42%** (for the period July 1, 2014 – December 31, 2014), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek the highest total return, composed of income and capital appreciation, as is consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund’s asset allocation process utilizes information from GE Asset Management’s Asset Allocation Committee to diversify holdings across these asset classes and to adjust the asset class weightings based on market and economic conditions.

Top Ten Largest Equity Holdings

as of December 31, 2014 (as a % of Investments)(b)(c)

Amgen Inc.	1.01%
Actavis PLC	0.98%
QUALCOMM Inc.	0.94%
EMC Corp.	0.91%
Apple Inc.	0.89%
JPMorgan Chase & Co.	0.81%
Cisco Systems Inc.	0.74%
Schlumberger Ltd.	0.73%
Pfizer Inc.	0.70%
CVS Health Corp.	0.70%

Sector Allocation

as a % of Investments of $235,614 (in thousands) on
December 31, 2014(b)(c)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2014

	One Year	Five Year	Ten Year
Number of funds in peer group	867	654	440
Peer group average annual total return	5.83%	8.87%	5.38%
Morningstar Category in peer group: U.S. Moderate Allocation

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2014

(Inception date: 01/01/88)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Diversified Fund	4.95%	8.17%	5.04%	$16,354

S&P 500 Index	13.69%	15.46%	7.68%	$20,945

Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	$15,842

MSCI All Country World ex U.S.	-3.87%	4.43%	5.13%	$16,488

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories. Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Diversified Fund	December 31, 2014

	Number of Shares	Fair Value
Domestic Equity – 35.1%†

Common Stock — 35.1%

Aerospace & Defense — 1.6%

General Dynamics Corp.	7,929	$1,091,189
Hexcel Corp.	14,055	583,142	(a)
Honeywell International Inc.	14,380	1,436,849
The Boeing Co.	3,604	468,448
		3,579,628

Agricultural Products — 0.5%

Archer-Daniels-Midland Co.	20,508	1,066,416

Air Freight & Logistics — 0.2%

United Parcel Service Inc., Class B	3,604	400,657

Airlines — 0.3%

Delta Air Lines Inc.	16,219	797,813

Application Software — 0.3%

Intuit Inc.	6,488	598,129

Asset Management & Custody Banks — 1.7%

Ameriprise Financial Inc.	9,767	1,291,686
Invesco Ltd.	33,303	1,316,135
State Street Corp.	17,229	1,352,476	(e)
		3,960,297

Auto Parts & Equipment — 0.1%

Delphi Automotive PLC	2,883	209,652

Automobile Manufacturers — 0.2%

Ford Motor Co.	30,636	474,858

Automotive Retail — 0.2%

Advance Auto Parts Inc.	2,090	332,895
AutoZone Inc.	217	134,347	(a)
		467,242

Biotechnology — 1.6%

Alexion Pharmaceuticals Inc.	3,100	573,593	(a)
Amgen Inc.	14,994	2,388,394
Gilead Sciences Inc.	8,724	822,324	(a)
		3,784,311

	Number of Shares	Fair Value

Broadcasting — 0.3%

CBS Corp., Class B	5,407	$299,223
Discovery Communications Inc., Class C	12,471	420,522	(a)
		719,745

Cable & Satellite — 1.4%

Comcast Corp., Class A	24,616	1,427,974
Comcast Corp., Special Class A	12,110	697,112
Liberty Global PLC, Class C	21,049	1,016,877	(a)
		3,141,963

Casinos & Gaming — 0.1%

Las Vegas Sands Corp.	5,983	347,971

Commodity Chemicals — 0.1%

LyondellBasell Industries N.V., Class A	3,065	243,330

Communications Equipment — 1.7%

Cisco Systems Inc.	62,353	1,734,349
QUALCOMM Inc.	29,882	2,221,129
		3,955,478

Consumer Finance — 0.6%

American Express Co.	14,128	1,314,469

Data Processing & Outsourced Services — 0.4%

Visa Inc., Class A	3,965	1,039,623

Diversified Banks — 2.1%

Bank of America Corp.	29,555	528,739
Citigroup Inc.	24,869	1,345,662
JPMorgan Chase & Co.	30,421	1,903,746
Wells Fargo & Co.	18,382	1,007,701
		4,785,848

Drug Retail — 0.7%

CVS Health Corp.	17,120	1,648,827

Electric Utilities — 0.2%

NextEra Energy Inc.	3,604	383,069

Electrical Components & Equipment — 0.0%*

Eaton Corporation PLC	1,082	73,533

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

	Number of Shares	Fair Value

Fertilizers & Agricultural Chemicals — 0.4%

Monsanto Co.	7,569	$904,268

General Merchandise Stores — 0.9%

Dollar General Corp.	8,831	624,352	(a)
Target Corp.	19,643	1,491,100
		2,115,452

Healthcare Distributors — 0.2%

Cardinal Health Inc.	7,209	581,983

Healthcare Equipment — 1.4%

Abbott Laboratories	15,498	697,720
Boston Scientific Corp.	84,701	1,122,288	(a)
Covidien PLC	10,453	1,069,133
Stryker Corp.	3,244	306,007
		3,195,148

Healthcare Services — 0.3%

Express Scripts Holding Co.	7,641	646,963	(a)

Healthcare Supplies — 0.2%

The Cooper Companies Inc.	2,739	443,965

Home Improvement Retail — 0.7%

Lowe’s Companies Inc.	23,607	1,624,162

Household Products — 0.1%

Energizer Holdings Inc.	1,442	185,384

Independent Power Producers & Energy Traders — 0.2%

AES Corp.	3,065	42,205
Calpine Corp.	12,171	269,344	(a)
NRG Energy Inc.	9,783	263,652
		575,201

Industrial Machinery — 0.3%

Dover Corp.	4,325	310,189
Ingersoll-Rand PLC	5,300	335,967
		646,156

Integrated Oil & Gas — 1.6%

Chevron Corp.	5,046	566,060
Exxon Mobil Corp.	16,399	1,516,088

	Number of Shares	Fair Value

Hess Corp.	9,804	$723,731
Occidental Petroleum Corp.	10,452	842,536
		3,648,415

Integrated Telecommunication Services — 0.3%

Verizon Communications Inc.	12,615	590,130

Internet Retail — 0.3%

Amazon.com Inc.	1,946	603,941	(a)

Internet Software & Services — 1.1%

eBay Inc.	12,110	679,613	(a)
Facebook Inc., Class A	4,326	337,515	(a)
Google Inc., Class A	1,838	975,353	(a)
Google Inc., Class C	937	493,237	(a)
		2,485,718

Investment Banking & Brokerage — 0.3%

The Charles Schwab Corp.	19,823	598,456

Life & Health Insurance — 0.1%

Lincoln National Corp.	5,128	295,732

Life Sciences Tools & Services — 0.1%

PerkinElmer Inc.	4,325	189,132

Movies & Entertainment — 0.7%

The Walt Disney Co.	6,127	577,102
Time Warner Inc.	13,155	1,123,700
		1,700,802

Multi-Line Insurance — 1.1%

American International Group Inc.	18,742	1,049,739
The Hartford Financial Services Group Inc.	34,781	1,450,020
		2,499,759

Oil & Gas Equipment & Services — 0.9%

Cameron International Corp.	2,523	126,024	(a)
Halliburton Co.	5,757	226,423
Schlumberger Ltd.	20,144	1,720,499
		2,072,946

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

	Number of Shares	Fair Value

Oil & Gas Exploration & Production — 0.1%

California Resources Corp.	596	$3,284	(a)
Marathon Oil Corp.	9,011	254,921
		258,205

Packaged Foods & Meats — 0.4%

Mondelez International Inc., Class A	25,951	942,670

Pharmaceuticals — 2.6%

Actavis PLC	9,011	2,319,522	(a)
Johnson & Johnson	6,849	716,200
Merck & Company Inc.	22,381	1,271,017
Pfizer Inc.	52,982	1,650,389
		5,957,128

Publishing — 0.0%*

Tribune Media Co., Class A	865	51,701	(a)

Railroads — 0.1%

CSX Corp.	5,046	182,817

Regional Banks — 0.4%

Regions Financial Corp.	83,259	879,215

Research & Consulting Services — 0.5%

Nielsen N.V.	23,931	1,070,434

Semiconductor Equipment — 0.2%

Applied Materials Inc.	15,498	386,210

Soft Drinks — 1.1%

Coca-Cola Enterprises Inc.	22,600	999,372
PepsiCo Inc.	16,184	1,530,359
		2,529,731

Specialized Finance — 0.7%

CME Group Inc.	11,029	977,721
McGraw Hill Financial Inc.	7,569	673,489
		1,651,210

Specialized REITs — 0.6%

American Tower Corp.	12,975	1,282,579

	Number of Shares	Fair Value

Specialty Chemicals — 0.1%

Axalta Coating Systems Ltd.	11,853	$308,415	(a)

Specialty Stores — 0.2%

Dick’s Sporting Goods Inc.	11,173	554,739

Systems Software — 0.2%

Microsoft Corp.	3,604	167,406
Oracle Corp.	8,290	372,801
		540,207

Technology Hardware, Storage & Peripherals — 2.4%

Apple Inc.	19,031	2,100,642
EMC Corp.	71,725	2,133,102
Hewlett-Packard Co.	33,880	1,359,604
		5,593,348

Total Common Stock (Cost $64,621,258)		80,785,181
Preferred Stock — 0.0%*

Diversified Banks — 0.0%*

Wells Fargo & Co.	2,735	70,153

Total Preferred Stock (Cost $68,375)		70,153

Total Domestic Equity (Cost $64,689,633)		80,855,334
Foreign Equity — 19.7%

Common Stock — 19.4%

Advertising — 0.2%

WPP PLC	23,904	497,211

Aerospace & Defense — 0.5%

Airbus Group N.V.	10,511	519,643
Safran S.A.	10,221	630,584
Zodiac Aerospace	2,149	72,352
		1,222,579

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

	Number of Shares	Fair Value

Airlines — 0.2%

International Consolidated Airlines Group S.A.	48,197	$362,981	(a)

Apparel Retail — 0.2%

Fast Retailing Company Ltd.	1,014	368,636

Apparel, Accessories & Luxury Goods — 0.3%

Luxottica Group S.p.A.	6,562	359,721
The Swatch Group AG	686	304,929
		664,650

Application Software — 0.3%

SAP SE	10,700	747,163

Auto Parts & Equipment — 0.4%

Continental AG	4,014	846,644

Automobile Manufacturers — 0.7%

Mazda Motor Corp.	26,300	631,004
Toyota Motor Corp.	17,530	1,091,375
		1,722,379

Biotechnology — 0.2%

CSL Ltd.	5,528	389,246

Brewers — 0.4%

Anheuser-Busch InBev N.V.	7,276	818,851

Building Products — 0.2%

Assa Abloy AB, Class B	9,958	523,749

Casinos & Gaming — 0.1%

Sands China Ltd.	25,480	124,200

Communications Equipment — 0.4%

Telefonaktiebolaget LM Ericsson, Class B	75,106	905,593

Construction & Engineering — 0.1%

Larsen & Toubro Ltd.	13,466	317,117

Construction Materials — 0.3%

HeidelbergCement AG	8,739	616,797

	Number of Shares	Fair Value

Diversified Banks — 2.3%

Barclays PLC	248,273	$933,729
BNP Paribas S.A.	12,211	720,865
Credit Agricole S.A.	44,785	578,108
Grupo Financiero Banorte SAB de C.V., Class O	33,803	186,952
HSBC Holdings PLC	44,390	419,649
ICICI Bank Ltd.	117,356	651,507
Intesa Sanpaolo S.p.A.	195,057	565,841
Mitsubishi UFJ Financial Group Inc.	131,400	721,249
Sumitomo Mitsui Financial Group Inc.	17,300	624,842
		5,402,742

Diversified Metals & Mining — 0.2%

BHP Billiton PLC	26,220	562,164

Diversified Real Estate Activities — 0.9%

Brookfield Asset Management Inc., Class A	6,586	331,048
Mitsubishi Estate Company Ltd.	34,918	735,047
Mitsui Fudosan Company Ltd.	37,306	999,421
		2,065,516

Electric Utilities — 0.1%

Power Grid Corporation of India Ltd.	85,355	185,796

Electrical Components & Equipment — 0.7%

Nidec Corp.	16,700	1,077,546
Schneider Electric SE	6,503	473,608
		1,551,154

Electronic Components — 0.4%

Murata Manufacturing Company Ltd.	7,900	861,228

Electronic Equipment & Instruments — 0.5%

Hexagon AB, Class B	7,643	234,798
Hitachi Ltd.	76,500	564,087
Keyence Corp.	900	400,650
		1,199,535

Healthcare Services — 0.3%

Fresenius SE & Company KGaA	12,589	654,553

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

	Number of Shares	Fair Value

Heavy Electrical Equipment — 0.2%

ABB Ltd.	18,733	$396,575

Household Products — 0.1%

Svenska Cellulosa AB SCA, Class B	6,325	135,789

Human Resource & Employment Services — 0.2%

Capita PLC	22,630	379,611

Industrial Gases — 0.3%

Linde AG	4,248	782,491

Industrial Machinery — 0.6%

FANUC Corp.	4,900	807,139
Mitsubishi Heavy Industries Ltd.	124,000	683,648
		1,490,787

Integrated Oil & Gas — 0.8%

Cenovus Energy Inc.	24,509	505,376
Cenovus Energy Inc.	17,379	359,659
Total S.A.	17,179	880,114
		1,745,149

Internet Retail — 0.4%

Rakuten Inc.	61,800	858,555	(a)

Internet Software & Services — 0.7%

Baidu Inc. ADR	7,143	1,628,390	(a)

Life & Health Insurance — 0.7%

AIA Group Ltd.	190,587	1,047,494
Prudential PLC	26,428	611,256
		1,658,750

Multi-Line Insurance — 0.2%

AXA S.A.	25,496	587,505

Oil & Gas Equipment & Services — 0.3%

Technip S.A.	9,046	538,848
Weatherford International PLC	12,615	144,442	(a)
		683,290

	Number of Shares	Fair Value

Oil & Gas Exploration & Production — 0.1%

Peyto Exploration & Development Corp.	6,830	$197,367

Other Diversified Financial Services — 0.3%

ING Groep N.V.	53,598	692,468	(a)

Packaged Foods & Meats — 0.2%

Nestle S.A.	6,573	479,443

Pharmaceuticals — 1.8%

Astellas Pharma Inc.	21,700	301,820
Bayer AG	5,800	790,589
GlaxoSmithKline PLC	23,847	511,817
Roche Holding AG	4,138	1,121,779
Sanofi	10,368	945,255
Shire PLC	3,490	247,544
Valeant Pharmaceuticals International Inc.	2,163	310,617	(a)
		4,229,421

Property & Casualty Insurance — 0.6%

Insurance Australia Group Ltd.	102,978	524,121
Tokio Marine Holdings Inc.	28,500	924,726
		1,448,847

Railroads — 0.2%

East Japan Railway Co.	6,200	466,851

Research & Consulting Services — 0.1%

Experian PLC	18,868	318,189

Semiconductor Equipment — 0.3%

ASML Holding N.V.	7,003	756,657

Semiconductors — 0.5%

Samsung Electronics Company Ltd.	380	456,853
Taiwan Semiconductor Manufacturing Company Ltd.	151,484	667,358
		1,124,211

Specialty Chemicals — 0.3%

Givaudan S.A.	193	346,406
Johnson Matthey PLC	7,203	379,113
		725,519

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

	Number of Shares	Fair Value

Wireless Telecommunication Services — 0.6%

SoftBank Corp.	14,100	$838,473
Vodafone Group PLC	135,392	464,402
		1,302,875

Total Common Stock (Cost $42,032,810)		44,699,224
Preferred Stock — 0.3%

Automobile Manufacturers — 0.3%

Volkswagen AG	3,401	755,890

Total Preferred Stock (Cost $719,978)		755,890

Total Foreign Equity (Cost $42,752,788)		45,455,114

		Principal Amount
Bonds and Notes — 30.8%

U.S. Treasuries — 6.4%

U.S. Treasury Bonds
3.00%	11/15/44	$1,358,700	1,427,909
U.S. Treasury Notes
0.50%	06/30/16	5,950,900	5,952,757	(h)
0.88%	07/31/19	487,000	471,895
1.50%	06/30/16 - 11/30/19	5,267,300	5,265,200
2.25%	11/15/24	1,468,900	1,478,770
			14,596,531

Agency Mortgage Backed — 9.1%

Federal Home Loan Mortgage Corp.
4.00%	05/01/44	911,699	978,865
4.50%	06/01/33 - 02/01/35	5,262	5,707
5.00%	07/01/35 - 06/01/41	284,805	319,765
5.50%	05/01/20 - 04/01/39	83,278	94,065
6.00%	04/01/17 - 11/01/37	198,985	226,432
6.50%	11/01/28 - 07/01/29	8,226	9,429

		Principal Amount	Fair Value

7.00%	10/01/16 - 08/01/36	$28,545	32,227
7.50%	09/01/33	1,265	1,353
8.00%	07/01/26 - 11/01/30	4,455	5,151
8.50%	04/01/30	8,095	10,131
Federal National Mortgage Assoc.
2.10%	04/01/37	550	567	(i)
3.00%	02/01/43 - 06/01/43	3,565,409	3,613,311
3.50%	11/01/42 - 02/01/43	1,880,465	1,964,918
4.00%	05/01/19 - 03/01/44	1,649,835	1,769,279
4.50%	05/01/18 - 01/01/41	2,025,913	2,200,516
5.00%	07/01/20 - 06/01/41	509,886	571,694
5.50%	06/01/20 - 01/01/39	372,681	416,423
6.00%	02/01/20 - 08/01/35	240,923	276,352
6.50%	08/01/17 - 08/01/36	42,559	47,444
7.00%	01/01/16 - 12/01/33	3,368	3,534
7.50%	05/01/15 - 12/01/33	11,423	12,440
8.00%	12/01/15 - 01/01/33	12,640	14,171
9.00%	12/01/17 - 12/01/22	3,059	3,340
3.00%	TBA	774,000	782,949	(c)
3.50%	TBA	2,329,184	2,427,993	(c)
4.50%	TBA	88,000	92,462	(c)
5.00%	TBA	485,000	535,840	(c)
6.00%	TBA	695,000	788,146	(c)
6.50%	TBA	490,000	559,423	(c)
Government National Mortgage Assoc.
3.00%	04/20/43 - 06/20/43	661,801	677,590
3.50%	05/20/43	639,780	672,523
4.00%	01/20/41 - 04/20/43	780,626	838,899
4.50%	08/15/33 - 03/20/41	396,695	435,801
5.00%	08/15/33	15,546	17,281
6.00%	07/15/33 - 09/15/36	14,363	16,520
6.50%	04/15/28 - 07/15/36	19,997	22,868
7.00%	04/15/28 - 10/15/36	11,199	12,542
7.50%	07/15/23 - 04/15/28	16,085	16,541
8.00%	05/15/30	490	562
8.50%	10/15/17	4,810	5,104
9.00%	11/15/16 - 12/15/21	5,529	5,879
3.00%	TBA	473,786	484,505	(c)
5.50%	TBA	50,000	55,822	(c)
			21,026,364

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

		Principal Amount	Fair Value

Agency Collateralized Mortgage Obligations — 0.1%

Collateralized Mortgage Obligation Trust
0.01%	11/01/18	$346	$344	(d,f)

Federal Home Loan Mortgage Corp.
0.08%	09/25/43	232,262	679	(g,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	261,938	24,501	(g)
4.50%	03/15/18	5,296	96	(g)
5.00%	10/15/18	4,405	89	(g)
5.50%	06/15/33	13,840	2,498	(g)
6.44%	08/15/25	112,588	13,940	(g,i)
7.50%	07/15/27	10,765	1,838	(g)
8.00%	04/15/20	171	181
Federal Home Loan Mortgage Corp. STRIPS
1.47%	08/01/27	454	419	(d,f)
8.00%	02/01/23 - 07/01/24	1,907	421	(g)
Federal National Mortgage Assoc. REMIC
0.51%	12/25/22	729	711	(d,f)
1.24%	12/25/42	54,815	2,140	(g,i)
5.00%	09/25/40	156,562	16,463	(g)
5.83%	07/25/38	29,470	3,665	(g,i)
5.93%	09/25/42	524,441	94,649	(g,i)
7.33%	05/25/18	69,968	5,774	(g,i)
8.00%	05/25/22	2	46	(g)
Federal National Mortgage Assoc. STRIPS
4.50%	08/25/35 - 01/25/36	38,414	5,595	(g)
5.00%	03/25/38 - 05/25/38	23,325	3,263	(g)
5.50%	12/25/33	6,381	1,209	(g)
6.00%	01/25/35	17,130	2,938	(g)
7.50%	11/25/23	19,207	3,146	(g)
8.00%	08/25/23 - 07/25/24	3,894	872	(g)
8.50%	03/25/17 - 07/25/22	1,068	141	(g)
9.00%	05/25/22	660	133	(g)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	248,192	20,170	(g)

		Principal Amount	Fair Value

5.00%	12/20/35 - 09/20/38	$136,964	$9,856	(g)
6.08%	02/20/40	442,636	79,609	(g,i)
			295,386

Asset Backed — 0.0%*

Ford Credit Auto Lease Trust 2013-A
1.28%	06/15/16	30,000	30,073

Corporate Notes — 12.9%

21st Century Fox America Inc.
6.65%	11/15/37	55,000	73,439	(h)
ABB Finance USA Inc.
1.63%	05/08/17	76,000	76,250	(h)
AbbVie Inc.
1.75%	11/06/17	68,000	68,148	(h)
2.00%	11/06/18	57,000	56,809	(h)
ACCO Brands Corp.
6.75%	04/30/20	97,000	101,510	(h)
Actavis Funding SCS
1.30%	06/15/17	110,000	107,996
4.85%	06/15/44	34,000	34,501
Activision Blizzard Inc.
5.63%	09/15/21	98,000	102,900	(b,h)
Aetna Inc.
3.50%	11/15/24	47,000	47,773
Agrium Inc.
4.90%	06/01/43	67,000	69,402	(h)
Alcoa Inc.
5.13%	10/01/24	20,000	21,195
Altria Group Inc.
2.95%	05/02/23	39,000	37,712	(h)
4.50%	05/02/43	39,000	39,275	(h)
America Movil SAB de C.V.
5.00%	03/30/20	138,000	152,178	(h)
American Axle & Manufacturing Inc.
6.25%	03/15/21	52,000	54,600	(h)
6.63%	10/15/22	59,000	62,540	(h)
7.75%	11/15/19	15,000	16,800	(h)
American Campus Communities Operating Partnership LP
4.13%	07/01/24	69,000	69,695	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

		Principal Amount	Fair Value

American Electric Power Company Inc.
2.95%	12/15/22	$75,000	$73,570
American Express Co.
3.63%	12/05/24	93,000	93,775
American International Group Inc.
3.38%	08/15/20	94,000	97,647	(h)
4.13%	02/15/24	65,000	69,193	(h)
4.50%	07/16/44	47,000	49,656
American Seafoods Group LLC/ American Seafoods Finance Inc.
10.75%	05/15/16	125,000	111,875	(b,h)
American Tower Corp. (REIT)
3.40%	02/15/19	142,000	144,530	(h)
3.50%	01/31/23	22,000	21,257	(h)
Amgen Inc.
2.20%	05/22/19	188,000	187,210	(h)
Amkor Technology Inc.
6.63%	06/01/21	59,000	58,410	(h)
Anadarko Petroleum Corp.
6.20%	03/15/40	67,000	78,487	(h)
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	155,000	150,642	(h)
Anthem Inc.
3.30%	01/15/23	50,000	49,951	(h)
AP Moeller - Maersk A/S
2.55%	09/22/19	65,000	65,182	(b)
3.75%	09/22/24	65,000	66,736	(b)
Apple Inc.
2.85%	05/06/21	145,000	148,329	(h)
3.45%	05/06/24	97,000	101,585	(h)
Aramark Services Inc.
5.75%	03/15/20	135,000	139,387	(h)
Archer-Daniels-Midland Co.
4.02%	04/16/43	49,000	49,166	(h)
Ares Capital Corp.
3.88%	01/15/20	65,000	64,813
Ascension Health
4.85%	11/15/53	65,000	73,424

		Principal Amount	Fair Value

AT&T Inc.
2.38%	11/27/18	$134,000	$135,038	(h)
4.80%	06/15/44	55,000	56,043	(h)
Bank of America Corp.
1.70%	08/25/17	48,000	48,011	(h)
2.00%	01/11/18	279,000	278,788	(h)
2.60%	01/15/19	81,000	81,630	(h)
4.00%	04/01/24	145,000	150,978	(h)
4.10%	07/24/23	80,000	84,252	(h)
4.25%	10/22/26	85,000	84,809
Barclays Bank PLC
2.25%	05/10/17	500,000	510,108	(b,h)
Bayer US Finance LLC
2.38%	10/08/19	200,000	200,794	(b)
Baytex Energy Corp.
5.13%	06/01/21	59,000	50,150	(b)
BB&T Corp.
2.45%	01/15/20	93,000	92,621
Bed Bath & Beyond Inc.
3.75%	08/01/24	47,000	47,648	(h)
4.92%	08/01/34	14,000	14,446	(h)
5.17%	08/01/44	65,000	68,009	(h)
Berkshire Hathaway Energy Co.
6.13%	04/01/36	45,000	56,535	(h)
Berkshire Hathaway Finance Corp.
2.90%	10/15/20	115,000	117,919	(h)
3.00%	05/15/22	49,000	49,765	(h)
Berkshire Hathaway Inc.
4.50%	02/11/43	134,000	146,544	(h)
BHP Billiton Finance USA Ltd.
5.00%	09/30/43	48,000	54,409	(h)
Bombardier Inc.
4.75%	04/15/19	58,000	58,218	(b,h)
6.00%	10/15/22	96,000	96,960	(b,h)
7.75%	03/15/20	354,000	384,090	(b,h)
BP Capital Markets PLC
1.38%	05/10/18	56,000	55,006	(h)
3.81%	02/10/24	191,000	192,240	(h)
Brocade Communications Systems Inc.
4.63%	01/15/23	156,000	149,760	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

		Principal Amount	Fair Value

Building Materials Corporation of America
5.38%	11/15/24	$59,000	$58,852	(b)
Cadence Design Systems Inc.
4.38%	10/15/24	95,000	96,524
Calpine Corp.
5.75%	01/15/25	57,000	57,713	(h)
5.88%	01/15/24	70,000	74,550	(b,h)
Caterpillar Inc.
4.30%	05/15/44	48,000	51,258	(h)
Catholic Health Initiatives
2.60%	08/01/18	30,000	30,392
4.35%	11/01/42	24,000	23,827
CBS Corp.
3.70%	08/15/24	73,000	72,800	(h)
CCOH Safari LLC
5.50%	12/01/22	39,000	39,585
5.75%	12/01/24	59,000	59,664
Cequel Capital Corp.
5.13%	12/15/21	115,000	111,550	(b,h)
CF Industries Inc.
5.38%	03/15/44	48,000	51,787	(h)
Chesapeake Energy Corp.
3.25%	03/15/16	46,000	45,885	(h)
5.38%	06/15/21	98,000	97,939	(h)
Citigroup Inc.
1.75%	05/01/18	228,000	225,332	(h)
5.50%	09/13/25	140,000	154,911	(h)
CMS Energy Corp.
4.88%	03/01/44	47,000	51,418	(h)
CNA Financial Corp.
5.88%	08/15/20	60,000	68,492	(h)
Cogeco Cable Inc.
4.88%	05/01/20	75,000	75,000	(b,h)
Comcast Corp.
4.20%	08/15/34	48,000	50,191	(h)
4.75%	03/01/44	47,000	52,376	(h)
ConocoPhillips Co.
3.35%	11/15/24	94,000	94,973
Constellation Brands Inc.
7.25%	09/01/16	74,000	79,920	(h)
Continental Resources Inc.
4.90%	06/01/44	46,000	39,866

		Principal Amount	Fair Value

Corp Andina de Fomento
4.38%	06/15/22	$121,000	$130,058	(h)
Corporate Office Properties LP (REIT)
3.60%	05/15/23	114,000	109,536	(h)
3.70%	06/15/21	46,000	45,801	(h)
Cott Beverages Inc.
5.38%	07/01/22	59,000	54,133	(b)
COX Communications Inc.
4.70%	12/15/42	17,000	16,985	(b,h)
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%	01/15/23	38,000	36,860	(h)
CSX Corp.
4.50%	08/01/54	48,000	50,271	(h)
CVS Health Corp.
2.25%	08/12/19	143,000	142,403	(h)
Daimler Finance North America LLC
2.38%	08/01/18	150,000	152,104	(b,h)
DaVita HealthCare Partners Inc.
5.13%	07/15/24	39,000	39,780	(h)
Denbury Resources Inc.
6.38%	08/15/21	99,000	94,050	(h)
Dexia Credit Local S.A.
2.25%	01/30/19	250,000	253,156	(b,h)
Diageo Capital PLC
1.13%	04/29/18	108,000	105,683	(h)
Diageo Investment Corp.
2.88%	05/11/22	105,000	104,937	(h)
DigitalGlobe Inc.
5.25%	02/01/21	131,000	124,450	(b,h)
DIRECTV Holdings LLC
4.45%	04/01/24	72,000	75,334	(h)
5.15%	03/15/42	86,000	88,869	(h)
Dollar General Corp.
1.88%	04/15/18	95,000	91,798
4.13%	07/15/17	94,000	96,944	(h)
Dominion Resources Inc.
1.95%	08/15/16	154,000	155,654	(h)
Duke Energy Corp.
3.75%	04/15/24	89,000	92,580	(h)
Duke Energy Progress Inc.
4.15%	12/01/44	30,000	31,890

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

		Principal Amount	Fair Value

Eaton Corp.
2.75%	11/02/22	$94,000	$92,345	(h)
Ecopetrol S.A.
5.88%	05/28/45	24,000	22,200	(h)
El Paso Pipeline Partners Operating Company LLC
4.30%	05/01/24	97,000	97,188	(h)
Electricite de France S.A.
2.15%	01/22/19	193,000	193,475	(b,h)
Energy Transfer Equity LP
5.88%	01/15/24	194,000	196,910	(h)
Energy Transfer Partners LP
6.50%	02/01/42	62,000	71,266	(h)
Ensco PLC
4.50%	10/01/24	93,000	90,394
5.75%	10/01/44	45,000	45,152
Enterprise Products Operating LLC
3.75%	02/15/25	74,000	74,282
ERP Operating LP
4.50%	07/01/44	55,000	57,321	(h)
European Investment Bank
4.88%	01/17/17	150,000	162,129	(h)
Express Scripts Holding Co.
2.25%	06/15/19	94,000	92,993	(h)
Five Corners Funding Trust
4.42%	11/15/23	200,000	211,484	(b,h)
Florida Power & Light Co.
4.13%	02/01/42	92,000	98,230	(h)
Forest Laboratories Inc.
5.00%	12/15/21	95,000	102,868	(b,h)
Freeport-McMoRan Inc.
5.45%	03/15/43	34,000	32,150	(h)
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	123,000	131,149	(b,h)
Frontier Communications Corp.
7.13%	03/15/19	71,000	77,745	(h)
General Motors Co.
4.88%	10/02/23	36,000	38,520	(h)
5.00%	04/01/35	98,000	102,125
General Motors Financial Company Inc.
2.63%	07/10/17	38,000	38,165	(h)
3.00%	09/25/17	58,000	58,654

		Principal Amount	Fair Value

3.50%	07/10/19	$38,000	$38,803	(h)
4.38%	09/25/21	97,000	101,244
Georgia-Pacific LLC
3.60%	03/01/25	140,000	140,598	(b)
Gilead Sciences Inc.
4.80%	04/01/44	102,000	113,144	(h)
Glencore Funding LLC
2.50%	01/15/19	51,000	50,218	(b,h)
4.13%	05/30/23	104,000	101,479	(b,h)
4.63%	04/29/24	105,000	105,504	(b,h)
HCA Inc.
4.75%	05/01/23	160,000	162,800	(h)
6.50%	02/15/20	138,000	154,629	(h)
Hewlett-Packard Co.
2.75%	01/14/19	195,000	195,249	(h)
Hexion US Finance Corp.
6.63%	04/15/20	127,000	124,460	(h)
Hughes Satellite Systems Corp.
6.50%	06/15/19	33,000	35,393	(h)
Humana Inc.
3.85%	10/01/24	95,000	96,252
Huntsman International LLC
4.88%	11/15/20	77,000	76,422	(h)
Hyundai Capital America
2.13%	10/02/17	35,000	35,171	(b,h)
Illinois Tool Works Inc.
3.50%	03/01/24	95,000	98,884	(h)
Ingersoll-Rand Luxembourg Finance S.A.
3.55%	11/01/24	65,000	64,604
Ingles Markets Inc.
5.75%	06/15/23	53,000	53,218	(h)
Intelsat Jackson Holdings S.A.
5.50%	08/01/23	96,000	95,414	(h)
Invesco Finance PLC
3.13%	11/30/22	107,000	106,044	(h)
Iron Mountain Inc.
6.00%	08/15/23	96,000	99,840	(h)
JB Poindexter & Company Inc.
9.00%	04/01/22	23,000	24,840	(b,h)
JBS USA LLC/JBS USA Finance Inc.
5.88%	07/15/24	53,000	52,073	(b,h)
Jefferies Group Inc.
5.13%	01/20/23	83,000	84,371	(h)
6.50%	01/20/43	26,000	26,522	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

		Principal Amount	Fair Value

John Deere Capital Corp.
3.35%	06/12/24	$92,000	$94,293	(h)
Johnson Controls Inc.
4.63%	07/02/44	46,000	47,338	(h)
JPMorgan Chase & Co.
3.88%	09/10/24	140,000	140,119	(h)
5.00%	12/29/49	68,000	66,534	(h,i)
6.10%	10/29/49	110,000	109,725	(i)
KB Home
7.00%	12/15/21	96,000	100,980	(h)
Kerr-McGee Corp.
6.95%	07/01/24	30,000	36,667	(h)
Keysight Technologies Inc.
4.55%	10/30/24	95,000	95,038	(b)
KFW
2.00%	10/04/22	246,000	242,332	(h)
4.50%	07/16/18	102,000	112,697	(h)
Kilroy Realty LP
4.25%	08/15/29	48,000	48,004	(h)
Kinder Morgan Energy Partners LP
3.50%	09/01/23	69,000	65,505	(h)
Kinder Morgan Inc.
3.05%	12/01/19	49,000	48,610
5.63%	11/15/23	135,000	144,508	(b,h)
Kinross Gold Corp.
5.95%	03/15/24	47,000	44,102	(b,h)
6.88%	09/01/41	5,000	4,754	(h)
Korea National Oil Corp.
2.88%	11/09/15	100,000	101,445	(b,h)
L Brands Inc.
5.63%	02/15/22	96,000	103,200	(h)
L-3 Communications Corp.
1.50%	05/28/17	65,000	64,361	(h)
3.95%	05/28/24	34,000	34,281	(h)
Lamar Media Corp.
5.00%	05/01/23	96,000	95,040	(h)
Land O’ Lakes Inc.
6.00%	11/15/22	27,000	28,890	(b,h)
Lear Corp.
5.25%	01/15/25	98,000	99,225
Lennar Corp.
4.50%	11/15/19	59,000	58,557
Liberty Mutual Group Inc.
4.25%	06/15/23	87,000	89,652	(b,h)

		Principal Amount	Fair Value

Linn Energy LLC
6.25%	11/01/19	$40,000	$33,800	(h)
Macquarie Bank Ltd.
2.60%	06/24/19	47,000	47,394	(b,h)
Macy’s Retail Holdings Inc.
4.50%	12/15/34	94,000	94,653
Marathon Petroleum Corp.
3.63%	09/15/24	95,000	93,100	(h)
4.75%	09/15/44	73,000	68,942	(h)
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp.
4.88%	12/01/24	39,000	38,123
5.50%	02/15/23	40,000	40,500	(h)
Marsh & McLennan Companies Inc.
3.50%	03/10/25	95,000	95,604	(h)
Mattel Inc.
2.35%	05/06/19	143,000	142,494	(h)
Medtronic Inc.
2.50%	03/15/20	75,000	75,197	(b)
3.50%	03/15/25	93,000	95,136	(b)
4.63%	03/15/45	45,000	48,780	(b)
MEG Energy Corp.
6.50%	03/15/21	58,000	52,925	(b,h)
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	30,000	29,826	(h)
MetLife Inc.
4.72%	12/15/44	37,000	41,154
MGM Resorts International
5.25%	03/31/20	98,000	97,265
Mizuho Bank Ltd.
2.45%	04/16/19	200,000	198,699	(b,h)
Monsanto Co.
3.38%	07/15/24	45,000	45,723	(h)
4.70%	07/15/64	27,000	28,310	(h)
Morgan Stanley
2.13%	04/25/18	149,000	149,086	(h)
2.38%	07/23/19	143,000	142,473	(h)
3.70%	10/23/24	95,000	96,294
4.10%	05/22/23	111,000	112,381	(h)
4.35%	09/08/26	75,000	75,448	(h)
4.88%	11/01/22	75,000	79,656	(h)
5.00%	11/24/25	60,000	64,027	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

		Principal Amount	Fair Value

Motorola Solutions Inc.
4.00%	09/01/24	$95,000	$95,572	(h)
Mylan Inc.
7.88%	07/15/20	23,000	24,499	(b,h)
National Retail Properties Inc.
3.90%	06/15/24	77,000	78,530	(h)
NCL Corporation Ltd.
5.00%	02/15/18	7,000	7,000	(h)
Newfield Exploration Co.
5.63%	07/01/24	36,000	35,618	(h)
5.75%	01/30/22	126,000	124,740	(h)
Newmont Mining Corp.
4.88%	03/15/42	37,000	32,227	(h)
Nexen Energy ULC
6.40%	05/15/37	41,000	51,067	(h)
Noble Energy Inc.
3.90%	11/15/24	56,000	55,347
NRG Energy Inc.
6.25%	07/15/22	98,000	100,205
Omnicom Group Inc.
3.63%	05/01/22	31,000	31,824	(h)
Oracle Corp.
2.25%	10/08/19	187,000	188,336	(h)
3.63%	07/15/23	62,000	65,020	(h)
4.50%	07/08/44	46,000	49,964	(h)
Outfront Media Capital LLC/ Outfront Media Capital Corp.
5.63%	02/15/24	58,000	58,290	(b,h)
Owens & Minor Inc.
3.88%	09/15/21	95,000	96,075
Owens-Brockway Glass Container Inc.
5.00%	01/15/22	39,000	39,780	(b)
5.38%	01/15/25	20,000	20,200	(b)
Pacific Gas & Electric Co.
3.40%	08/15/24	140,000	141,674
PacifiCorp
6.25%	10/15/37	132,000	178,635	(h)
PepsiCo Inc.
4.25%	10/22/44	56,000	58,444
Petrobras International Finance Company S.A.
3.50%	02/06/17	76,000	72,573	(h)
3.88%	01/27/16	34,000	33,364	(h)

		Principal Amount	Fair Value

Petroleos Mexicanos
3.50%	01/30/23	$41,000	$39,217	(h)
Philip Morris International Inc.
4.13%	03/04/43	39,000	38,230	(h)
Pitney Bowes Inc.
4.63%	03/15/24	90,000	92,125	(h)
PNC Bank NA
2.40%	10/18/19	260,000	261,092
Post Holdings Inc.
6.75%	12/01/21	59,000	57,230	(b)
Prudential Financial Inc.
5.63%	06/15/43	46,000	47,026	(h,i)
Public Service Electric & Gas Co.
2.38%	05/15/23	117,000	112,520	(h)
Range Resources Corp.
5.75%	06/01/21	49,000	50,593	(h)
Raytheon Co.
4.20%	12/15/44	35,000	36,354
Regency Energy Partners LP/ Regency Energy Finance Corp.
5.00%	10/01/22	131,000	123,795	(h)
Revlon Consumer Products Corp.
5.75%	02/15/21	50,000	50,000	(h)
Roche Holdings Inc.
2.25%	09/30/19	286,000	287,812	(b)
Rockwood Specialties Group Inc.
4.63%	10/15/20	230,000	237,475
Rowan Companies Inc.
4.75%	01/15/24	68,000	64,183	(h)
5.85%	01/15/44	19,000	17,522	(h)
Royal Bank of Canada
1.20%	09/19/18	323,000	321,156	(h)
RSI Home Products Inc.
6.88%	03/01/18	75,000	78,375	(b,h)
Ryder System Inc.
2.45%	09/03/19	116,000	115,183	(h)
Sabine Pass Liquefaction LLC
5.63%	02/01/21	115,000	112,987	(h)
Schaeffler Holding Finance BV
6.25%	Cash/7.00% PIK 11/15/19	200,000	206,000	(b,p)
6.88%	Cash/7.63% PIK 08/15/18	200,000	208,500	(b,h,p)
Scripps Networks Interactive Inc.
2.75%	11/15/19	45,000	45,188

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

		Principal Amount	Fair Value

Seagate HDD Cayman
4.75%	01/01/25	$71,000	$73,142	(b,h)
Sealed Air Corp.
4.88%	12/01/22	20,000	19,850	(b)
5.13%	12/01/24	20,000	20,200	(b)
Shell International Finance BV
3.40%	08/12/23	141,000	145,527	(h)
Sinclair Television Group Inc.
5.38%	04/01/21	44,000	43,670
Sinopec Capital 2013 Ltd.
3.13%	04/24/23	200,000	190,679	(b,h)
Spectra Energy Partners LP
4.75%	03/15/24	95,000	101,832	(h)
Sprint Corp.
7.25%	09/15/21	52,000	51,545
Statoil ASA
3.70%	03/01/24	143,000	148,053	(h)
4.80%	11/08/43	48,000	54,574	(h)
Steel Dynamics Inc.
5.13%	10/01/21	58,000	59,087	(b,h)
Sysco Corp.
2.35%	10/02/19	95,000	95,517
3.50%	10/02/24	65,000	66,886
4.35%	10/02/34	35,000	37,681
T-Mobile USA Inc.
6.25%	04/01/21	50,000	51,175	(h)
Talisman Energy Inc.
6.25%	02/01/38	33,000	33,502	(h)
Tampa Electric Co.
4.35%	05/15/44	47,000	50,116	(h)
Tanger Properties LP
3.75%	12/01/24	45,000	45,349
Targa Resources Partners LP/ Targa Resources Partners Finance Corp.
4.13%	11/15/19	100,000	96,250	(b)
Target Corp.
3.50%	07/01/24	106,000	110,046	(h)
Teachers Insurance & Annuity Association of America
4.90%	09/15/44	95,000	105,863	(b)
Teck Resources Ltd.
3.75%	02/01/23	89,000	79,770	(h)
5.40%	02/01/43	39,000	32,963	(h)

		Principal Amount	Fair Value

Tenet Healthcare Corp.
4.75%	06/01/20	$196,000	$198,940	(h)
6.00%	10/01/20	96,000	103,088	(h)
Textron Inc.
6.20%	03/15/15	62,000	62,620	(h)
The Allstate Corp.
5.75%	08/15/53	52,000	54,795	(h,i)
The Bank of Tokyo-Mitsubishi UFJ Ltd.
2.35%	09/08/19	210,000	208,604	(b,h)
The Boeing Co.
2.85%	10/30/24	65,000	64,591
The Dow Chemical Co.
3.50%	10/01/24	185,000	183,125
4.25%	10/01/34	90,000	88,393
The Goldman Sachs Group Inc.
2.38%	01/22/18	92,000	92,929	(h)
2.63%	01/31/19	146,000	146,891	(h)
2.90%	07/19/18	62,000	63,605	(h)
4.00%	03/03/24	113,000	117,311	(h)
4.80%	07/08/44	55,000	58,909	(h)
The Korea Development Bank
3.25%	03/09/16	122,000	124,874	(h)
The Kroger Co.
2.95%	11/01/21	65,000	64,467
The Timken Co.
3.88%	09/01/24	73,000	72,887	(b,h)
The Williams Companies Inc.
4.55%	06/24/24	30,000	27,899	(h)
5.75%	06/24/44	93,000	80,897	(h)
8.75%	03/15/32	36,000	42,014	(h)
TIAA Asset Management Finance Company LLC
4.13%	11/01/24	95,000	97,320	(b)
Time Inc.
5.75%	04/15/22	99,000	95,782	(b,h)
Time Warner Cable Inc.
6.55%	05/01/37	28,000	36,050	(h)
Time Warner Inc.
5.35%	12/15/43	85,000	96,541	(h)
Tops Holding Corp.
8.88%	12/15/17	24,000	24,480	(h)
Tyco Electronics Group S.A.
2.35%	08/01/19	95,000	94,913	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

		Principal Amount	Fair Value

Tyson Foods Inc.
2.65%	08/15/19	$48,000	$48,437	(h)
3.95%	08/15/24	32,000	33,079	(h)
5.15%	08/15/44	32,000	35,942	(h)
U.S. Bancorp
3.44%	02/01/16	118,000	120,817	(h)
Ultra Petroleum Corp.
6.13%	10/01/24	99,000	85,140	(b)
Unit Corp.
6.63%	05/15/21	73,000	65,335	(h)
United Rentals North America Inc.
5.75%	07/15/18	74,000	77,145	(h)
6.13%	06/15/23	38,000	39,900	(h)
UnitedHealth Group Inc.
2.30%	12/15/19	93,000	93,384
Vail Resorts Inc.
6.50%	05/01/19	45,000	46,575	(h)
Valeant Pharmaceuticals International Inc.
6.38%	10/15/20	71,000	74,195	(b,h)
6.75%	08/15/18	69,000	73,400	(b,h)
Verizon Communications Inc.
1.35%	06/09/17	230,000	228,936	(h)
3.50%	11/01/24	93,000	91,372
4.15%	03/15/24	93,000	96,277
4.40%	11/01/34	47,000	46,717
5.05%	03/15/34	29,000	30,935	(h)
5.15%	09/15/23	113,000	124,778	(h)
6.55%	09/15/43	53,000	67,901	(h)
Viasystems Inc.
7.88%	05/01/19	44,000	46,420	(b,h)
Volkswagen Group of America Finance LLC
2.13%	05/23/19	234,000	232,772	(b,h)
W.R. Grace & Co.
5.63%	10/01/24	98,000	102,165	(b)
Wal-Mart Stores Inc.
3.30%	04/22/24	78,000	80,536	(h)
4.30%	04/22/44	97,000	105,880	(h)
Walgreens Boots Alliance Inc.
3.80%	11/18/24	94,000	95,871
4.80%	11/18/44	35,000	36,903
Weatherford International Ltd.
5.95%	04/15/42	41,000	34,716	(h)
6.75%	09/15/40	19,000	17,698	(h)

		Principal Amount	Fair Value

Wells Fargo & Co.
4.10%	06/03/26	$107,000	$109,360	(h)
5.90%	12/29/49	62,000	62,465	(h,i)
Windstream Corp.
6.38%	08/01/23	73,000	68,255	(h)
WPP Finance 2010
3.75%	09/19/24	95,000	95,351
WPX Energy Inc.
5.25%	01/15/17	75,000	75,750	(h)
Xilinx Inc.
2.13%	03/15/19	48,000	47,692	(h)
XLIT Ltd.
5.25%	12/15/43	64,000	72,335	(h)
Yamana Gold Inc.
4.95%	07/15/24	39,000	38,063
			29,756,414

Non-Agency Collateralized Mortgage Obligations — 1.7%

American Tower Trust I (REIT)
1.55%	03/15/43	117,000	115,615	(b)
Banc of America Commercial Mortgage Trust 2006-4
5.68%	07/10/46	30,000	31,953
Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49	160,000	167,667	(i)
Banc of America Commercial Mortgage Trust 2007-4
5.75%	02/10/51	19,439	21,190	(i)
Banc of America Commercial Mortgage Trust 2008-1
6.24%	02/10/51	199,879	220,616	(i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.28%	11/10/42	70,000	69,981	(i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-6
5.15%	09/10/47	72,843	74,345	(i)
Banc of America Merrill Lynch Commercial Mortgage Trust 2014-520M
4.18%	08/15/46	38,035	41,199	(b,i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

		Principal Amount	Fair Value

Bear Stearns Commercial Mortgage Securities Trust 2005-T18
4.93%	02/13/42	$14,034	$14,035	(i)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.58%	04/12/38	40,000	41,746	(i)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50	80,000	88,115	(i)
Citigroup Commercial Mortgage Trust 2014-GC23
4.51%	07/10/47	96,000	89,441	(b,i)
COMM 2005-LP5 Mortgage Trust
4.98%	05/10/43	34,616	34,783	(i)
COMM 2014-CR14 Mortgage Trust
4.53%	02/10/47	55,000	60,168	(i)
COMM 2014-CR19 Mortgage Trust
4.72%	08/10/47	100,000	91,394	(b,i)
4.72%	08/10/47	50,000	52,352	(i)
COMM 2014-CR20 Mortgage Trust
4.51%	11/10/47	48,472	49,258	(i)
COMM 2014-CR21 Morgage Trust
3.99%	12/10/47	93,831	96,774
Credit Suisse Commercial Mortgage Trust 2006-C1
5.47%	02/15/39	160,000	166,368	(i)
Credit Suisse First Boston Mortgage Securities Corp. 2005-9
5.19%	10/25/35	16,138	—	(**,i,q)
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	80,000	82,114
5.31%	08/10/44	30,000	33,852	(b,i)
GS Mortgage Securities Trust 2014-GC20
4.26%	04/10/47	50,000	53,439
GS Mortgage Securities Trust 2014-GC24
4.53%	09/10/47	173,000	156,142	(b,i)

		Principal Amount	Fair Value

GS Mortgage Securities Trust 2014-NEW
3.79%	01/10/31	$100,000	$100,458	(b)
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	96,322	102,417
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.03%	07/15/45	25,000	26,621	(i)
JPMBB Commercial Mortgage Securities Trust 2013-C15
5.08%	11/15/45	40,000	43,574	(i)
JPMBB Commercial Mortgage Securities Trust 2013-C17
4.89%	01/15/47	71,000	75,743	(i)
JPMBB Commercial Mortgage Securities Trust 2014-C18
4.81%	02/15/47	50,000	52,953	(i)
LB-UBS Commercial Mortgage Trust 2004-C8
0.66%	12/15/39	58,975	248	(b,g,i)
LB-UBS Commercial Mortgage Trust 2005-C5
4.95%	09/15/30	33,560	33,727
LB-UBS Commercial Mortgage Trust 2006-C1
5.16%	02/15/31	78,138	80,026
LB-UBS Commercial Mortgage Trust 2006-C4
5.83%	06/15/38	28,752	30,201	(i)
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%	07/15/40	100,000	108,405	(i)
6.11%	07/15/40	120,000	129,902	(b)
MASTR Alternative Loan Trust 2003-5
5.00%	08/25/18	7,415	532	(g)
ML-CFC Commercial Mortgage Trust 2006-3
5.46%	07/12/46	110,000	116,770	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10
4.08%	07/15/46	89,000	90,329	(i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

		Principal Amount	Fair Value

Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19
3.25%	12/15/47	$100,000	$80,834	(b)
Morgan Stanley Capital I Trust 2005-T17
4.84%	12/13/41	60,432	60,607	(i)
Morgan Stanley Capital I Trust 2006-IQ11
5.66%	10/15/42	40,000	41,070	(i)
Morgan Stanley Capital I Trust 2006-T21
5.16%	10/12/52	100,000	102,533	(i)
5.27%	10/12/52	55,000	56,797	(i)
Morgan Stanley Capital I Trust 2006-T23
5.81%	08/12/41	30,000	31,475	(i)
Morgan Stanley Capital I Trust 2007-IQ16
6.08%	12/12/49	80,000	87,169	(i)
Morgan Stanley Capital I Trust 2008-T29
6.28%	01/11/43	50,000	55,769	(i)
Wells Fargo Commercial Mortgage Trust 2014-LC18
3.96%	12/15/47	93,627	79,404	(b,i)
WFRBS Commercial Mortgage Trust 2013-C17
4.26%	12/15/46	55,000	59,111
5.13%	12/15/46	40,000	39,735	(b,i)
WFRBS Commercial Mortgage Trust 2014-C19
4.72%	03/15/47	65,000	70,694	(i)
WFRBS Commercial Mortgage Trust 2014-C22
3.91%	09/15/57	56,723	49,608	(b,i)
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%	03/15/47	123,000	132,645	(i)
			3,791,904

Sovereign Bonds — 0.4%

Government of Argentina
2.50%	12/31/38	9	5	(n)
Government of Chile
3.63%	10/30/42	27,000	24,502	(h)

		Principal Amount	Fair Value

Government of Colombia
2.63%	03/15/23	$200,000	$185,700
Government of Mexico
3.60%	01/30/25	205,000	204,282
4.00%	10/02/23	46,000	47,725	(h)
4.75%	03/08/44	176,000	183,480	(h)
Government of Peru
5.63%	11/18/50	15,000	17,663
Government of Turkey
3.25%	03/23/23	200,000	189,750	(h)
			853,107

Municipal Bonds and Notes — 0.2%

American Municipal Power Inc.
6.27%	02/15/50	50,000	64,000
Municipal Electric Authority of Georgia
6.64%	04/01/57	54,000	71,589
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	15,000	16,736
Port Authority of New York & New Jersey
4.46%	10/01/62	95,000	100,836
South Carolina State Public Service Authority
6.45%	01/01/50	40,000	54,767
State of California
5.70%	11/01/21	55,000	65,157
			373,085

FNMA – 0.0%*

Lehman TBA
5.50%	TBA	49,568	12,392	(n,q)

Total Bonds and Notes (Cost $69,915,577)			70,735,256

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

	Number of Shares	Fair Value
Exchange Traded Funds — 3.6%

Financial Select Sector SPDR Fund	9,369	$231,695	(o)
Industrial Select Sector SPDR Fund	16,146	913,379	(o)
Vanguard FTSE Emerging Markets ETF	175,136	7,008,943

Total Exchange Traded Funds (Cost $8,015,647)		8,154,017

Total Investments in Securities (Cost $185,373,645)		205,199,721
Short-Term Investments — 13.2%

State Street Institutional U.S. Government Money Market Fund — Premier Class
0.00% (Cost $30,414,288)		30,414,288	(d,h,o)

Total Investments (Cost $215,787,933)		235,614,009

Liabilities in Excess of Other Assets, net — (2.4)%		(5,490,732)

NET ASSETS — 100.0%		$230,123,277

Other Information:

The Fund had the following long futures contracts open at December 31, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)

EURO Stoxx 50 Index Futures	March 2015	11	$417,020	$(1,955)

FTSE 100 Index Futures	March 2015	1	101,702	1,782

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)

S&P Mid 400 Emini Index Futures	March 2015	49	$7,098,140	$165,747

Topix Index Futures	March 2015	3	352,183	7,356

U.S. Long Bond Futures	March 2015	14	2,023,875	(5,746)

Ultra Long-Term U.S. Treasury Bond Futures	March 2015	1	165,187	6,966

2 Yr. U.S. Treasury Notes Futures	March 2015	40	8,743,750	(12,309)

				$161,841

The Fund had the following short futures contracts open at December 31, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)

S&P 500 Emini Index Futures	March 2015	6	$(615,720)	$4,401

5 Yr. U.S. Treasury Notes Futures	March 2015	9	(1,070,367)	(1,122)

10 Yr. U.S. Treasury Notes Futures	March 2015	55	(6,973,828)	(20,038)

				$(16,759)

				$145,082

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

The Fund was invested in the following countries at December 31, 2014 (unaudited):

Country	Percentage (based on Fair Value)
United States	77.36%
Japan	5.67%
United Kingdom	2.97%
France	2.71%
Germany	2.56%
Canada	1.36%
Switzerland	1.22%
China	0.79%
Netherlands	0.76%
Sweden	0.76%
Hong Kong	0.50%
India	0.49%
Australia	0.43%
Italy	0.39%
Belgium	0.35%
Mexico	0.35%
South Korea	0.31%
Taiwan	0.28%
Luxembourg	0.17%
Supranational	0.12%
Colombia	0.09%
Norway	0.09%
Turkey	0.08%
Cayman Islands	0.06%
Denmark	0.06%
Brazil	0.05%
Chile	0.01%
Peru	0.01%
Bermuda	0.00%	***
Argentina	0.00%	***

	100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2014 (unaudited):

Equity Securities
Industry	Domestic	Foreign	Total
Diversified Banks	2.06%	2.29%	4.35%
Pharmaceuticals	2.52%	1.80%	4.32%
Exchange Traded Funds	3.46%	0.00%	3.46%
Technology Hardware, Storage & Peripherals	2.37%	0.00%	2.37%
Integrated Oil & Gas	1.55%	0.74%	2.29%
Communications Equipment	1.68%	0.38%	2.06%
Aerospace & Defense	1.52%	0.52%	2.04%
Biotechnology	1.60%	0.17%	1.77%
Internet Software & Services	1.05%	0.70%	1.75%
Asset Management & Custody Banks	1.68%	0.00%	1.68%
Healthcare Equipment	1.36%	0.00%	1.36%
Cable & Satellite	1.33%	0.00%	1.33%
Multi-Line Insurance	1.07%	0.24%	1.31%
Automobile Manufacturers	0.20%	1.05%	1.25%
Oil & Gas Equipment & Services	0.88%	0.29%	1.17%
Soft Drinks	1.07%	0.00%	1.07%
Industrial Machinery	0.27%	0.64%	0.91%
General Merchandise Stores	0.90%	0.00%	0.90%
Diversified Real Estate Activities	0.00%	0.88%	0.88%
Life & Health Insurance	0.13%	0.70%	0.83%
Movies & Entertainment	0.72%	0.00%	0.72%
Specialized Finance	0.70%	0.00%	0.70%
Drug Retail	0.70%	0.00%	0.70%
Electrical Components & Equipment	0.03%	0.66%	0.69%
Home Improvement Retail	0.69%	0.00%	0.69%
Internet Retail	0.26%	0.36%	0.62%
Property & Casualty Insurance	0.00%	0.62%	0.62%
Packaged Foods & Meats	0.40%	0.20%	0.60%
Research & Consulting Services	0.45%	0.14%	0.59%
Application Software	0.25%	0.32%	0.57%
Consumer Finance	0.56%	0.00%	0.56%
Wireless Telecommunication Services	0.00%	0.55%	0.55%
Healthcare Services	0.27%	0.28%	0.55%
Specialized REITs	0.55%	0.00%	0.55%

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	December 31, 2014

Industry	Domestic	Foreign	Total
Electronic Equipment & Instruments	0.00%	0.51%	0.51%
Airlines	0.34%	0.15%	0.49%
Semiconductor Equipment	0.16%	0.33%	0.49%
Semiconductors	0.00%	0.48%	0.48%
Agricultural Products	0.45%	0.00%	0.45%
Auto Parts & Equipment	0.09%	0.36%	0.45%
Data Processing & Outsourced Services	0.44%	0.00%	0.44%
Specialty Chemicals	0.13%	0.31%	0.44%
Fertilizers & Agricultural Chemicals	0.38%	0.00%	0.38%
Regional Banks	0.37%	0.00%	0.37%
Electronic Components	0.00%	0.37%	0.37%
Brewers	0.00%	0.35%	0.35%
Industrial Gases	0.00%	0.33%	0.33%
Broadcasting	0.31%	0.00%	0.31%
Other Diversified Financial Services	0.00%	0.29%	0.29%
Apparel, Accessories & Luxury Goods	0.00%	0.28%	0.28%
Railroads	0.08%	0.20%	0.28%
Construction Materials	0.00%	0.26%	0.26%
Investment Banking & Brokerage	0.25%	0.00%	0.25%
Integrated Telecommunication Services	0.25%	0.00%	0.25%
Healthcare Distributors	0.25%	0.00%	0.25%
Independent Power Producers & Energy Traders	0.24%	0.00%	0.24%
Electric Utilities	0.16%	0.08%	0.24%
Diversified Metals & Mining	0.00%	0.24%	0.24%
Specialty Stores	0.24%	0.00%	0.24%
Systems Software	0.23%	0.00%	0.23%
Building Products	0.00%	0.22%	0.22%
Advertising	0.00%	0.21%	0.21%
Casinos & Gaming	0.15%	0.05%	0.20%
Automotive Retail	0.20%	0.00%	0.20%
Oil & Gas Exploration & Production	0.11%	0.08%	0.19%
Healthcare Supplies	0.19%	0.00%	0.19%
Air Freight & Logistics	0.17%	0.00%	0.17%
Heavy Electrical Equipment	0.00%	0.17%	0.17%
Human Resource & Employment Services	0.00%	0.16%	0.16%

Industry	Domestic	Foreign	Total
Apparel Retail	0.00%	0.16%	0.16%
Household Products	0.08%	0.06%	0.14%
Construction & Engineering	0.00%	0.14%	0.14%
Commodity Chemicals	0.10%	0.00%	0.10%
Life Sciences Tools & Services	0.08%	0.00%	0.08%
Publishing	0.02%	0.00%	0.02%

			57.07%

Bonds and Notes
Sector	Percentage (based on Fair Value)
Corporate Notes	12.63%
Agency Mortgage Backed	8.92%
U.S. Treasuries	6.19%
Non-Agency Collateralized Mortgage Obligations	1.61%
Sovereign Bonds	0.36%
Municipal Bonds and Notes	0.16%
Agency Collateralized Mortgage Obligations	0.13%
Asset Backed	0.01%
FNMA	0.01%

30.02%

Short-Term Investments
Short-Term Investments	12.91%

12.91%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

Michael J.Caufield

Senior Vice President

The Elfun Tax-Exempt Income Fund is managed by Michael J. Caufield. See portfolio managers’ biographical information beginning on page 124.

Q.	How did the Elfun Tax-Exempt Income Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2014?

A.	For the twelve-month period ended December 31, 2014, the Elfun Tax-Exempt Income Fund returned 9.85%. The Barclay’s Capital U.S. Municipal Bond Index (the Index), the Fund’s benchmark, returned 9.05% and the Fund’s Morningstar peer group of 221 U.S. Long-term Municipal Bond funds returned an average of 10.49% over the same period.

Q.	What market conditions affected the Fund’s performance?

A.	Throughout the early months of 2014 the market listened to the Federal Reserve’s forward guidance, prepared itself for higher rates, witnessed the successive tapering process, and then was taken by surprise as global weakness and declining inflation drove interest rates lower. The return of the individual investor was a significant factor in the municipal bond market for 2014 as tax-exempt open ended mutual funds reversed the massive outflow trend of 2013 and reported net inflows exceeding $21 billion. Municipal yields responded favorably as improving credit trends combined with limited new issuance to mitigate the risk premium in the market. The municipal yield curve, given a favorable technical climate, characterized by broad based demand, tightened significantly over the course of the year. Longer maturities were the top performing segment of the yield curve, attracting considerable capital which drove rates 165 basis points lower. Longer assets and lower credit were the clear winners in 2014 as all forms of risk were greatly rewarded. The Fund was well positioned for a curve flattening scenario and benefitted from its diverse positioning favoring the 15-20 year sector. The Funds’ credit exposure, on the other hand, was underweight compared to the Index, as well as that of its peers, slightly constraining return potential. Overall, however, our approach remained consistent to our conservative, long term commitment to high grade credit quality and the maximization of tax-exempt income.
Q.	What were the primary drivers of Fund performance?

A.

Curve and duration were the primary drivers of Fund returns for 2014. From the outset of the year our duration strategy was implemented to take advantage of one of the steepest yields curves in recent memory. The Fund’s exposure initially exceeded the duration of the Index by roughly three quarters of a year and was maintained between one half and six tenths of a year throughout the period. The majority of our interest rate risk budget was diversely positioned across the 15-25 year segment, which possessed the best risk reward

(Unaudited)

characteristics, relative to our objectives, at the time. Sector selection emphasizing essential service revenue supported debt, continued to be a strong contributor, as that sector outperformed General Obligation debt by over 300 basis points.

Q.	Were there any significant changes to the Fund during the period?

A.	Active management of the Fund’s interest rate risk profile was a key strategy utilized over the course of the year. While longer fund duration was maintained given sound fundamentals, risk was managed within a narrow band. In response to spike in new issue activity in early December we adopted a more conservative approach and we reduced the Fund’s interest rate exposure by one-half year. On the selection front we added to the Fund’s weighting in California and were rewarded with a credit rating upgrade to the AA level by both rating agencies. As the market hit new lows in yield causing investors to reach for yield in a limited supply environment, we were active sellers of lower rated credits, reducing exposure to just 3.5% of Fund holdings. In addition, recognizing the challenges placed upon the health care industry by the Affordable Care Act, we reduced the Fund’s overall exposure from an Index overweight to an underweighted position, removing stand -alone hospitals while restricting the Fund’s participation to larger, regional and national system providers and major teaching affiliated facilities.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return	1,000.00	1,032.00	0.82

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.40	0.82

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.16%** (for the period July 1, 2014 – December 31, 2014), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek as high a level of current interest income exempt from federal income taxation as is available from a concentration of investments in municipal bonds consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in investment-grade municipal obligations.

Quality Ratings

as of December 31, 2014 as a % of Investments(b)

Moody’s / S&P Rating*	Percentage of Fair Value
Aaa / AAA	11.23%
Aa / AA	51.47%
A / A	32.41%
Baa / BBB	2.76%
Ba / BB and lower	1.24%
NR / Other	0.89%
100.00%

Sector Allocation

as a % of Investments of $1,637,097 (in thousands) on December 31, 2014(b)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2014

	One Year	Five Year	Ten Year
Number of funds in peer group	221	185	151
Peer group average annual total return	10.49%	5.24%	4.15%
Morningstar Category in peer group: Muni National Long

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2014

(Inception date: 01/01/80)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Tax-Exempt Income Fund	9.85%	4.98%	4.68%	$15,804

Barclays U.S. Municipal Bond Index	9.05%	5.16%	4.74%	$15,885

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Moody’s Investors Services, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit qualitymeasures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of quality. In formulating investment decisions for the Fund, GEAM develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Tax-Exempt Income Fund	December 31, 2014

		Principal Amount	Fair Value

Municipal Bonds and Notes – 99.0%†

Alaska — 0.2%

Alaska Housing Finance Corp.
5.00%	12/01/27	$2,500,000	$2,925,475

Arizona – 3.1%

Arizona Department of Transportation State Highway Fund Revenue
5.00%	07/01/33	15,000,000	17,897,850	(c)
Arizona Health Facilities Authority
4.00%	01/01/44	5,000,000	5,048,900
City of Phoenix
5.00%	07/01/19	5,000,000	5,515,900	(h)
Phoenix Civic Improvement Corp. (FGIC Insured)
5.50%	07/01/23 -07/01/24	7,260,000	9,243,598	(m)
Salt River Project Agricultural Improvement & Power District
5.00%	12/01/21	10,000,000	11,845,800
University Medical Center Corp.
6.50%	07/01/39	1,000,000	1,165,510
			50,717,558

California – 12.1%

Bay Area Toll Authority
4.00%	04/01/31	4,000,000	4,336,840
5.00%	04/01/31	10,000,000	10,583,300	(l)
California Educational Facilities Authority
5.00%	10/01/32	5,255,000	6,966,869
5.25%	10/01/39	6,000,000	6,819,060
6.13%	10/01/36	1,500,000	1,828,875
California Health Facilities Financing Authority
5.50%	08/15/26	5,000,000	5,953,200
6.00%	07/01/39	5,000,000	5,717,700
6.50%	10/01/33	3,500,000	4,209,870	(l)

		Principal Amount	Fair Value

California State Department of Water Resources
5.00%	05/01/21 -12/01/21	$6,585,000	$7,967,680
California State Public Works Board
5.00%	10/01/28	1,500,000	1,745,235
5.13%	10/01/31	2,000,000	2,304,780
5.25%	09/01/29	10,160,000	12,103,709
6.00%	04/01/26	8,475,000	10,121,523
Coast Community College District (AGMC Insured)
5.00%	08/01/33	8,750,000	9,742,600	(h,m)
Foothill-De Anza Community College District (AMBAC Insured)
4.50%	08/01/31	2,600,000	2,795,858	(h,m)
Los Angeles Community College District
4.00%	08/01/39	5,000,000	5,272,500	(c)
Los Angeles Harbor Department
5.00%	08/01/26	8,000,000	9,305,120
Metropolitan Water District of Southern California
5.00%	07/01/35	5,000,000	5,293,500
Sacramento County Sanitation Districts Financing Authority
5.00%	12/01/44	2,000,000	2,299,040
San Diego Community College District
5.00%	08/01/41	10,000,000	11,408,200	(h)
San Diego County Regional Transportation Commission
4.75%	04/01/48	4,000,000	4,512,680
State of California
5.00%	02/01/31 - 12/01/43	18,220,000	20,756,985	(h)
5.00%	08/01/31	10,000,000	11,881,600
5.25%	04/01/35 - 11/01/40	12,750,000	14,743,105	(h)
State of California Department of Water Resources
5.00%	12/01/29	9,000,000	11,113,920

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	December 31, 2014

		Principal Amount	Fair Value

University of California
5.00%	05/15/38	$4,000,000	$4,603,360

University of California (AMBAC Insured)
5.00%	05/15/34	2,225,000	2,226,780	(m)
			196,613,889

Colorado — 2.1%

Metro Wastewater Reclamation District
5.00%	04/01/27	1,730,000	2,057,437
Regional Transportation District
4.25%	11/01/36	3,405,000	3,974,997
5.00%	11/01/27 - 11/01/29	20,015,000	24,959,171
5.38%	06/01/31	2,500,000	2,839,425
			33,831,030

Connecticut — 4.5%

Connecticut State Health & Educational Facility Authority
5.00%	07/01/40	7,775,000	8,556,154
Greater New Haven Water Pollution Control Authority
4.00%	08/15/35	1,500,000	1,559,460
Hartford County Metropolitan District
5.00%	11/01/42	10,000,000	11,551,700
South Central Connecticut Regional Water Authority
5.00%	08/01/27 -08/01/44	4,545,000	5,280,264
State of Connecticut
5.00%	01/01/22 - 01/01/24	8,600,000	10,215,072
State of Connecticut Special Tax Revenue
5.00%	11/01/26 - 09/01/34	30,250,000	35,240,565
Town of Fairfield
5.00%	08/01/21	1,000,000	1,202,230	(h)
			73,605,445

Delaware — 1.2%

County of New Castle
5.00%	07/15/33 - 07/15/39	10,000,000	11,077,380	(h)

		Principal Amount	Fair Value

Delaware State Health Facilities Authority
5.00%	10/01/40	$6,800,000	$7,470,140
State of Delaware
5.00%	07/01/28	1,000,000	1,180,200	(h)
			19,727,720

District of Columbia — 1.6%

District of Columbia
5.00%	06/01/38	3,000,000	3,488,340	(h)
5.50%	04/01/36	15,000,000	17,066,100
District of Columbia Water & Sewer Authority
5.25%	10/01/29	5,000,000	5,765,350	(h,l)
			26,319,790

Florida — 0.7%

Brevard County Health Facilities Authority
7.00%	04/01/39	1,000,000	1,236,490	(l)
City of Tampa Water & Wastewater System Revenue
5.00%	10/01/27	8,560,000	10,017,597
			11,254,087

Georgia — 6.5%

Athens-Clarke County Unified Government Development Authority
5.00%	06/15/31	6,050,000	6,710,297
Athens-Clarke County Unified Government Water & Sewerage Revenue
5.50%	01/01/38	7,000,000	7,997,710
City of Atlanta Department of Aviation
5.00%	01/01/25 - 01/01/34	20,500,000	24,007,975
City of Atlanta Water & Wastewater Revenue
5.25%	11/01/30	5,690,000	6,806,890
6.25%	11/01/39	10,000,000	11,917,700
City of Atlanta Water & Wastewater Revenue (AGMC Insured)
5.75%	11/01/27 - 11/01/30	9,500,000	12,672,105	(m)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	December 31, 2014

		Principal Amount	Fair Value

DeKalb Newton & Gwinnett Counties Joint Development Authority
6.00%	07/01/34	$8,500,000	$9,716,265
Fayette County School District (AGMC Insured)
4.80%	03/01/22	2,520,000	2,652,199	(h,l,m)
4.85%	03/01/23	2,290,000	2,411,439	(h,l,m)
Municipal Electric Authority of Georgia
5.25%	01/01/19	2,490,000	2,857,275
Private Colleges & Universities Authority (MBIA Insured)
6.50%	11/01/15	1,095,000	1,151,732	(k,m)
State of Georgia
4.00%	07/01/32	3,350,000	3,669,557	(h)
4.50%	01/01/29	3,000,000	3,359,340	(h)
5.00%	08/01/22	4,460,000	4,952,339	(h,l)
5.00%	08/01/22 - 01/01/26	4,790,000	5,395,223	(h)
			106,278,046

Hawaii — 1.8%

City & County of Honolulu
5.00%	04/01/33	10,000,000	11,255,700	(h)
State of Hawaii Airports System Revenue
5.25%	07/01/24	15,800,000	18,518,232
			29,773,932

Idaho — 1.4%

Idaho Health Facilities Authority
6.75%	11/01/37	4,000,000	4,656,680
Idaho Housing & Finance Assoc. (MBIA Insured)
5.00%	07/15/22 - 07/15/24	17,625,000	18,697,731	(m)
			23,354,411

Illinois — 2.0%

City of Chicago O’Hare International Airport Revenue
5.63%	01/01/35	5,000,000	5,731,950
5.75%	01/01/39	11,500,000	13,323,440

		Principal Amount	Fair Value

Metropolitan Pier & Exposition Authority (MBIA Insured)
3.62%	06/15/22	$4,305,000	$4,422,570	(m)
5.40%	06/15/19	4,000,000	4,377,680	(m)
Southwestern Illinois Development Authority (MBIA Insured)
5.00%	10/01/21	4,000,000	4,653,960	(m)
			32,509,600

Indiana — 0.8%

City of Whiting
1.85%	06/01/44	2,500,000	2,518,075
Indiana Municipal Power Agency
5.50%	01/01/27	2,500,000	2,870,875
Indianapolis Local Public Improvement Bond Bank
5.75%	01/01/38	7,000,000	7,949,130
			13,338,080

Iowa — 1.0%

Iowa Finance Authority
5.00%	12/01/19	10,000,000	10,559,300
5.25%	12/01/25	5,000,000	5,417,300
			15,976,600

Kentucky — 1.3%

Kentucky State Property & Building Commission (AGC Insured)
5.25%	02/01/27	10,665,000	12,057,636	(m)
Louisville & Jefferson County Metropolitan Sewer District
5.00%	05/15/30	8,040,000	9,315,867
			21,373,503

Louisiana — 1.6%

City of New Orleans LA Sewerage Service Revenue
5.00%	06/01/44	5,100,000	5,639,376

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	December 31, 2014

		Principal Amount	Fair Value

East Baton Rouge Sewerage Commission
5.00%	02/01/39	$4,000,000	$4,645,440
Louisiana Local Government Environmental Facilities & Community Development Authority
5.00%	02/01/44	4,000,000	4,482,520
State of Louisiana
5.00%	09/01/19	10,050,000	11,683,929	(h)
			26,451,265

Maine — 0.3%

Maine Health & Higher Educational Facilities Authority
5.25%	07/01/21	270,000	323,919	(l)
5.25%	07/01/21	1,520,000	1,787,566
Maine Turnpike Authority
5.00%	07/01/42	1,000,000	1,129,630
6.00%	07/01/34	1,250,000	1,465,275
			4,706,390

Maryland — 3.4%

City of Baltimore
5.00%	07/01/38	9,375,000	10,802,437
County of Baltimore
5.00%	02/01/23	7,525,000	9,099,983	(h)
County of Prince George’s
5.00%	09/15/24 - 09/15/25	8,790,000	10,570,049	(h)
Maryland Economic Development Corp.
5.75%	06/01/35	3,000,000	3,218,040
Maryland Health & Higher Educational Facilities Authority
5.00%	07/01/34 - 10/01/45	7,400,000	8,234,548
State of Maryland
5.00%	11/01/18	4,000,000	4,589,960	(h)
Washington Suburban Sanitary Commission
4.50%	06/01/26	8,470,000	9,429,143	(h)
			55,944,160

		Principal Amount	Fair Value

Massachusetts — 5.9%

Commonwealth of Massachusetts
5.00%	06/15/27	$15,000,000	$18,419,400
Massachusetts Department of Transportation
5.00%	01/01/37	11,130,000	12,105,322
Massachusetts Development Finance Agency
5.00%	10/01/46	6,250,000	7,156,312
Massachusetts Health & Educational Facilities Authority
5.00%	07/01/34 - 07/15/35	17,000,000	18,641,680
5.50%	11/15/36	4,000,000	4,666,320
5.75%	07/01/39	5,000,000	5,537,700
Massachusetts School Building Authority
5.00%	08/15/28 - 05/15/43	8,170,000	9,548,680
Massachusetts Water Resources Authority
5.00%	08/01/32 - 08/01/41	7,140,000	8,277,624
6.50%	07/15/19	10,275,000	11,542,524	(k)
			95,895,562

Michigan — 1.0%

Lansing Board of Water & Light
5.00%	07/01/37	3,500,000	3,925,110
State of Michigan (AGMC Insured)
5.25%	09/15/27	5,000,000	5,536,100	(m)
State of Michigan Trunk Line Revenue
5.50%	11/01/18	6,000,000	6,955,380
			16,416,590

Minnesota — 0.1%

University of Minnesota
5.00%	01/01/39	1,250,000	1,453,125

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	December 31, 2014

		Principal Amount	Fair Value

Missouri — 1.9%

Bi-State Development Agency of the Missouri- Illinois Metropolitan District
5.00%	10/01/44	$8,010,000	$8,938,439
Metropolitan St. Louis Sewer District
5.00%	05/01/34 - 05/01/43	7,500,000	8,631,625
Missouri Highway & Transportation Commission
5.00%	05/01/21	4,610,000	5,408,682
Missouri Joint Municipal Electric Utility Commission
5.00%	01/01/34	1,950,000	2,253,537
5.75%	01/01/29	4,500,000	4,744,080	(l)
Missouri State Environmental Improvement & Energy Resources Authority
5.00%	01/01/24	525,000	526,481
			30,502,844

Nebraska — 0.7%

Omaha Public Power District
4.00%	02/01/34 - 02/01/36	11,000,000	11,630,680

Nevada — 0.5%

City of Las Vegas (AGMC Insured)
5.55%	06/01/16	1,305,000	1,330,722	(m)
Las Vegas Valley Water District
5.00%	06/01/31	6,360,000	7,544,486	(c)
			8,875,208

New Jersey — 5.6%

Cape May County Municipal Utilities Authority (AGMC Insured)
5.75%	01/01/15	5,000,000	5,000,000	(h,m)

		Principal Amount	Fair Value

5.75%	01/01/16	$3,500,000	$3,689,490	(m)
New Jersey Economic Development Authority
5.50%	12/15/29	5,000,000	5,600,000
New Jersey Educational Facilities Authority
6.00%	12/01/17	10,000,000	11,224,500	(k)
New Jersey Higher Education Student Assistance Authority
5.63%	06/01/30	7,500,000	8,338,800
New Jersey State Turnpike Authority
5.00%	01/01/33 - 01/01/38	15,000,000	17,222,850
5.25%	01/01/40	10,000,000	11,133,600
New Jersey State Turnpike Authority (AMBAC Insured)
6.50%	01/01/16	13,610,000	14,008,063	(k,m)
6.50%	01/01/16	5,135,000	5,441,919	(m)
New Jersey Transportation Trust Fund Authority
5.25%	06/15/36	8,600,000	9,491,390
			91,150,612

New Mexico — 1.5%

New Mexico Finance Authority
5.00%	06/15/18 - 06/15/23	9,200,000	10,602,470
5.00%	12/15/26	12,000,000	13,047,000	(l)
			23,649,470

New York — 8.6%

Long Island Power Authority
6.00%	05/01/33	7,500,000	8,789,550
Metropolitan Transportation Authority
5.00%	11/15/29	5,000,000	5,929,750
Nassau County Sewer & Storm Water Finance Authority
5.00%	10/01/29 - 10/01/30	2,975,000	3,580,324
New York City Transitional Finance Authority Building Aid Revenue
5.50%	07/15/31	10,000,000	11,302,100

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	December 31, 2014

		Principal Amount	Fair Value

New York City Transitional Finance Authority Future Tax Secured Revenue
5.00%	11/01/21 - 11/01/39	$28,220,000	$32,732,689
New York City Water & Sewer System
5.00%	06/15/36 - 06/15/45	17,000,000	19,632,640
New York Liberty Development Corp.
5.00%	11/15/44	5,000,000	5,543,600
5.13%	01/15/44	10,000,000	11,003,900
New York State Dormitory Authority
5.00%	07/01/44	1,000,000	1,131,400	(c)
5.50%	07/01/36 - 05/01/37	4,000,000	4,569,085
6.00%	07/01/40	2,000,000	2,346,700
New York State Thruway Authority
5.00%	05/01/19	6,000,000	6,866,880
New York State Urban Development Corp.
5.50%	01/01/19	9,000,000	10,463,760
Port Authority of New York & New Jersey
5.00%	09/01/36	1,000,000	1,172,910
Triborough Bridge & Tunnel Authority
5.00%	11/15/26	10,000,000	11,339,300
Westchester County Healthcare Corp.
6.13%	11/01/37	2,500,000	2,895,400
			139,299,988

North Carolina — 2.3%

Cape Fear Public Utility Authority Water & Sewer System Revenue
5.00%	06/01/40	1,215,000	1,417,103
City of Charlotte
5.00%	06/01/23	4,320,000	5,089,521	(h)
City of Charlotte NC Storm Water Revenue
4.00%	12/01/43	3,790,000	4,005,878

		Principal Amount	Fair Value

City of Charlotte Water & Sewer System Revenue
5.00%	07/01/38	$5,000,000	$5,592,200
North Carolina Eastern Municipal Power Agency
5.00%	01/01/26	5,000,000	5,643,600
North Carolina State University at Raleigh
5.00%	10/01/42	2,500,000	2,898,300
North Carolina Turnpike Authority
5.00%	07/01/30	3,230,000	3,721,154
State of North Carolina
4.75%	05/01/30	4,130,000	4,655,832
University of North Carolina at Greensboro
5.00%	04/01/36	4,000,000	4,507,480
			37,531,068

Ohio — 5.1%

American Municipal Power Inc.
5.00%	02/15/38	5,000,000	5,415,150
City of Cincinnati Water System Revenue
5.00%	12/01/36	2,500,000	2,893,950
City of Cleveland Airport System Revenue
5.00%	01/01/29 - 01/01/31	4,225,000	4,666,366
City of Columbus
5.00%	07/01/26 - 08/15/30	28,790,000	34,769,807	(h)
City of Columbus Sewerage Revenue
4.50%	06/01/32	700,000	746,242
4.75%	06/01/31	5,000,000	5,562,500	(l)
Cuyahoga Community College District
5.00%	08/01/26	1,800,000	2,037,726
Northeast Ohio Regional Sewer District
5.00%	11/15/38	12,000,000	13,790,880
Ohio Higher Educational Facility Commission
6.25%	05/01/38	5,000,000	5,789,500

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	December 31, 2014

		Principal Amount	Fair Value

Ohio State Turnpike Commission
5.25%	02/15/39	$6,000,000	$6,895,200
			82,567,321

Oklahoma — 0.8%

Oklahoma Capital Improvement Authority
5.00%	07/01/28 - 07/01/29	5,000,000	6,021,730
Oklahoma Municipal Power Authority (FGIC Insured)
4.50%	01/01/47	2,000,000	2,033,040	(m)
Oklahoma Turnpike Authority
5.00%	01/01/28	3,500,000	4,081,000
			12,135,770

Oregon — 0.7%

Washington & Multnomah Counties School District No 48J Beaverton
5.00%	06/15/33 - 06/15/34	9,000,000	10,760,030	(h)

Pennsylvania — 3.7%

City of Philadelphia Water & Wastewater Revenue
5.00%	01/01/36	10,000,000	11,071,100
Delaware River Port Authority
5.00%	01/01/29	5,000,000	5,855,550
Pennsylvania Higher Educational Facilities Authority
5.25%	08/15/25	1,750,000	2,080,120
Pennsylvania Turnpike Commission
1.00%	12/01/34	12,000,000	12,898,800
5.00%	06/01/29 - 12/01/32	11,500,000	12,736,620
5.25%	06/01/39	9,500,000	10,449,240
Philadelphia Authority for Industrial Development
5.00%	07/01/42	4,000,000	4,574,480
			59,665,910

		Principal Amount	Fair Value

Puerto Rico — 0.2%

Puerto Rico Sales Tax Financing Corp.
5.50%	08/01/28	$5,000,000	$3,962,100

Rhode Island — 0.2%

Rhode Island Health & Educational Building Corp.
6.25%	09/15/34	1,300,000	1,500,642
6.50%	09/15/28	1,000,000	1,171,020
			2,671,662

South Carolina — 3.0%

Charleston Educational Excellence Finance Corp.
5.25%	12/01/27 - 12/01/30	21,850,000	22,852,915	(l)
Piedmont Municipal Power Agency
5.00%	01/01/25	2,315,000	2,674,242
Piedmont Municipal Power Agency (AGC Insured)
5.75%	01/01/34	5,500,000	6,438,465	(m)
South Carolina State Public Service Authority
5.50%	01/01/38	14,970,000	17,078,824
			49,044,446

Tennessee — 1.4%

County of Shelby
5.00%	03/01/21	3,500,000	4,097,590	(h)
Metropolitan Government of Nashville & Davidson County
5.00%	05/15/25	10,000,000	11,031,200	(h,l)
State of Tennessee
5.00%	05/01/19	1,000,000	1,135,890	(h,l)
Tennessee State School Bond Authority
5.00%	11/01/35 - 11/01/37	4,950,000	5,875,630
			22,140,310

Texas — 7.3%
Board of Regents of the University of Texas System
5.00%	07/01/41	3,000,000	3,478,230

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	December 31, 2014

		Principal Amount	Fair Value

City of Austin Water & Wastewater System Revenue
5.00%	11/15/42	$13,595,000	$15,536,638
City of Austin Water & Wastewater System Revenue (AMBAC Insured)
5.50%	11/15/16	5,450,000	5,950,201	(m)
City of Houston Utility System Revenue
5.00%	05/15/28 - 11/15/33	10,470,000	12,261,829
5.25%	11/15/30 - 11/15/31	12,000,000	14,058,700
Dallas/Fort Worth International Airport
5.25%	11/01/29	5,000,000	5,968,500
Harris County-Houston Sports Authority
5.00%	11/15/30	2,000,000	2,307,720
North Texas Tollway Authority
5.00%	09/01/31	3,500,000	4,028,465
5.75%	01/01/38 - 01/01/40	21,475,000	23,622,124
6.00%	01/01/38	5,000,000	5,897,300
Texas Transportation Commission State Highway Fund
5.00%	04/01/23	9,750,000	11,993,962
The University of Texas System
5.00%	08/15/26	10,000,000	12,678,400
			117,782,069

Utah — 1.7%

County of Utah Transportation Sales Tax Revenue (AGMC Insured)
4.00%	12/01/37 - 12/01/38	11,830,000	12,409,425	(m)
Utah State Board of Regents
5.00%	11/01/30	4,000,000	4,522,120
Utah Transit Authority
5.00%	06/15/42	10,000,000	10,961,300
			27,892,845

Virginia — 1.2%

City of Richmond
5.00%	01/15/38	2,000,000	2,306,500

		Principal Amount	Fair Value

Virginia Commonwealth Transportation Board
5.00%	03/15/23	$9,000,000	$10,916,820
Virginia Resources Authority
5.25%	11/01/38	400,000	462,568	(l)
5.25%	11/01/38	4,600,000	5,134,382
			18,820,270

Total Municipal Bonds and Notes (Cost $1,480,087,766)			1,608,548,861
Short-Term Investments — 1.8%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.00% (Cost $28,548,000)			28,548,000	(d,h,o)

Total Investments (Cost $1,508,635,766)			1,637,096,861

Liabilities in Excess of Other Assets, net —(0.8)%			(12,831,101)

NET ASSETS — 100.0%			$1,624,265,760

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

William M. Healey

Senior Vice President and Chief Investment Officer — Core Fixed Income Investments

Mark H. Johnson

Senior Vice President and Chief Investment Officer — Insurance and Long Duration

The Elfun Income Fund is co-managed by William M. Healey and Mark H. Johnson. Messrs. Healey and Johnson are each responsible for a portion of the Fund, the size of which is determined by consensus and adjusted on a periodic basis, if necessary. Although each portfolio manager manages his portion of the fund independent of the other, they are highly collaborative and communicative. See portfolio managers’ biographical information beginning on page 124.

Q.	How did the Elfun Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2014?

A.	For the twelve-month period ended December 31, 2014, the Elfun Income Fund returned 5.75%. The Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned 5.97% and the Fund’s Morningstar peer group of 1,042 U.S. Intermediate-Term Funds returned an average of 5.13% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	The market factors that most influenced the Fund’s total return over the last twelve months were the decline in U.S. treasury yields, particularly in ten to thirty year maturity bonds, and the backup in credit spreads in the second half of 2014. Negative GDP in the first quarter, due to poor weather, and a series of risk off events including the unrest between Russia and Ukraine, the growing insurgency of ISIS and the Ebola virus scare drove interest rates lower in the first half of the year. Despite stronger U.S. economic fundamentals in the second and third quarters, U.S. Treasury yields continued to decline in the second half of the year, predominantly due to growth concerns outside the U.S., disinflation fears, collapsing oil prices and lower comparative yields in Europe and Japan. The 30-year U.S. Treasury bond yield fell roughly 125 bps last year while the yield on the 2-year note increased nearly 30 bps, tied more to expectations for a Fed rate hike in 2015. Credit spreads, particularly high yield, widened with the drop in oil prices and fear of slowing global demand. Due to wider spreads in the second half of the year, high grade corporate bonds underperformed U.S. treasuries on a duration adjusted basis in 2014 and high yield debt underperformed the broader investment grade market by roughly 350 bps.

Q.	What were the primary drivers of Fund performance?

A.

The primary drivers of Fund performance relative to its benchmark were duration positioning and sector allocation. The duration of the Fund was tactically traded between neutral and 1 year short relative to the benchmark which negatively impacted performance in the declining rate environment. The Fund’s non-index exposure to high yield debt was a drag on performance in the second half of the year due to negative returns in that sector during the period. In general, individual security selection in

(Unaudited)

investment grade credit and mortgage-backed securities contributed positively to performance.

Q.	Were there any significant changes to the Fund during the period?

A.	The most significant change in Fund positioning during the period was the reduction in the non-index exposure to emerging market debt from roughly 5% to zero in the first quarter. The allocation to investment grade credit increased from neutral to 3% overweight and exposure to high yield debt increased from 6% to 10%. These changes occurred later during the year after credit spreads began to widen. While the Fund’s duration began and ended the year neutral relative to the benchmark, the position was tactically traded between neutral and 1 year short.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return	1,000.00	1,015.40	1.32

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.90	1.33

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.26%** (for the period July 1, 2014 – December 31, 2014), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments.

Quality Ratings

as of December 31, 2014 as a % of Investments(b)(c)

Moody’s / S&P Rating*	Percentage of Fair Value
Aaa / AAA	12.60%
Aa / AA	48.14%
A / A	8.91%
Baa / BBB	18.29%
Ba / BB and lower	11.17%
NR / Other	0.89%
100.00%

Sector Allocation

as a % of Investments of $332,645 (in thousands) on December 31, 2014(b)(c)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2014

	One Year	Five Year	Ten Year
Number of funds in peer group	1,042	811	590
Peer group average annual total return	5.13%	4.77%	4.19%
Morningstar Category in peer group: U.S. Intermediate-Term Bond

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2014

(Inception date: 12/31/84)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Income Fund	5.75%	5.33%	4.58%	$15,648

Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	$15,842

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(c)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Moody’s Investors Services, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit qualitymeasures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of quality. In formulating investment decisions for the Fund, GEAM develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Income Fund	December 31, 2014

		Principal Amount	Fair Value
Bonds and Notes - 99.4%†

U.S. Treasuries — 19.7%

U.S. Treasury Bonds
3.00%	11/15/44	$6,118,200	$6,429,849
U.S. Treasury Notes
0.50%	06/30/16	26,642,400	26,650,712	(h)
0.88%	07/31/19	2,050,000	1,986,417	(h)
1.50%	06/30/16	6,147,000	6,239,684	(h)
1.50%	11/30/19	14,575,900	14,483,664
2.25%	11/15/24	5,915,700	5,955,448
			61,745,774

Agency Mortgage Backed — 28.9%

Federal Home Loan Mortgage Corp.
4.00%	05/01/44	3,988,076	4,281,878
4.50%	06/01/33 - 02/01/35	28,405	30,789
5.00%	07/01/35 - 06/01/41	1,552,288	1,742,282
5.50%	05/01/20 - 04/01/39	535,186	603,175
6.00%	04/01/17 - 11/01/37	999,479	1,137,044
6.50%	07/01/29	2,197	2,496
7.00%	10/01/16 - 08/01/36	152,842	172,901
7.50%	11/01/29 - 09/01/33	8,616	9,262
8.00%	11/01/30	8,956	10,302
Federal National Mortgage Assoc.
2.10%	04/01/37	2,866	2,959	(i)
3.00%	02/01/43 - 06/01/43	17,420,865	17,655,388
3.50%	11/01/42 - 02/01/43	4,151,144	4,345,418
4.00%	05/01/19 - 03/01/44	7,744,750	8,303,493
4.50%	05/01/18 - 01/01/41	7,731,215	8,397,290
5.00%	07/01/20 - 06/01/41	2,625,563	2,945,296
5.50%	06/01/20 - 01/01/39	2,200,489	2,458,507
6.00%	05/01/19 - 08/01/35	1,774,130	2,032,717
6.50%	07/01/17 - 08/01/36	254,838	287,615
7.00%	10/01/16 - 02/01/34	32,176	34,361
7.50%	02/01/15 - 12/01/33	96,785	109,900
8.00%	12/01/15 - 01/01/33	30,864	35,037
8.50%	04/01/30	4,965	6,156
9.00%	12/01/17 - 12/01/22	12,387	13,517
3.00%	TBA	4,170,000	4,218,216	(c)

		Principal Amount	Fair Value

3.50%	TBA	$6,789,718	$7,077,751	(c)
5.00%	TBA	2,719,000	2,868,038	(c)
6.00%	TBA	2,132,000	2,417,738	(c)
6.50%	TBA	878,000	1,002,395	(c)
Government National Mortgage Assoc.
3.00%	04/20/43 - 06/20/43	2,578,746	2,640,268
3.50%	05/20/43	3,434,519	3,610,291
4.00%	01/20/41 - 04/20/43	4,211,030	4,525,469
4.50%	08/15/33 - 03/20/41	2,229,101	2,447,377
5.00%	08/15/33	97,329	108,196
6.00%	04/15/27 - 09/15/36	411,245	472,502
6.50%	04/15/19 - 09/15/36	167,617	191,695
7.00%	11/15/27 - 10/15/36	99,631	110,481
7.50%	03/15/23 - 11/15/31	45,303	47,731
8.00%	09/15/27 - 06/15/30	33,622	35,411
8.50%	10/15/17	9,620	10,207
9.00%	11/15/16 - 12/15/21	23,410	24,888
3.00%	TBA	2,031,275	2,077,233	(c)
5.00%	TBA	1,167,000	1,285,227	(c)
5.50%	TBA	435,000	485,654	(c)
			90,274,551

Agency Collateralized Mortgage Obligations — 0.5%

Collateralized Mortgage Obligation Trust
0.01%	11/01/18	2,896	2,882	(d,f)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	1,586,525	4,641	(g,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	1,375,017	128,907	(g)
4.50%	03/15/18	33,100	601	(g)
5.00%	10/15/18 - 02/15/38	55,566	1,595	(g)
5.50%	06/15/33	98,419	17,765	(g)
6.44%	08/15/25	531,120	65,759	(g,i)
8.00%	04/15/20	1,640	1,736
Federal Home Loan Mortgage Corp. STRIPS
1.47%	08/01/27	1,638	1,511	(d,f)
8.00%	02/01/23 - 07/01/24	6,318	1,396	(g)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2014

		Principal Amount	Fair Value

Federal National Mortgage Assoc. REMIC
0.51%	12/25/22	$4,250	$4,147	(d,f)
1.24%	12/25/42	383,707	14,978	(g,i)
5.00%	02/25/40 - 09/25/40	808,830	86,072	(g)
5.83%	07/25/38	140,684	17,495	(g,i)
5.93%	09/25/42	2,287,116	412,770	(g,i)
8.00%	05/25/22	9	183	(g)
Federal National Mortgage Assoc. STRIPS
1.87%	12/25/34	108,952	101,448	(d,f)
4.50%	08/25/35 - 01/25/36	235,312	34,139	(g)
5.00%	03/25/38 - 05/25/38	138,347	19,363	(g)
5.50%	12/25/33	30,743	5,824	(g)
6.00%	01/25/35	114,075	19,552	(g)
7.50%	11/25/23	19,704	3,228	(g)
8.00%	08/25/23 - 07/25/24	12,500	2,790	(g)
8.50%	03/25/17 - 07/25/22	8,460	1,113	(g)
9.00%	05/25/22	3,851	774	(g)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	1,429,508	113,807	(g)
5.00%	12/20/35 - 09/20/38	881,997	66,152	(g)
6.08%	02/20/40	1,926,267	346,501	(g,i)
			1,477,129

Asset Backed — 0.3%

Capital One Multi-Asset Execution Trust 2006-B1
0.44%	01/15/19	500,000	498,358	(i)
Chase Funding Trust 2004-1
3.99%	11/25/33	320,033	327,981	(j)
Ford Credit Auto Lease Trust 2013-A
1.28%	06/15/16	150,000	150,364
			976,703

Corporate Notes — 42.3%

21st Century Fox America Inc.
6.65%	11/15/37	248,000	331,144	(h)
ABB Finance USA Inc.
1.63%	05/08/17	392,000	393,292	(h)

		Principal Amount	Fair Value

AbbVie Inc.
1.75%	11/06/17	$372,000	$372,808	(h)
2.00%	11/06/18	423,000	421,581	(h)
ACCO Brands Corp.
6.75%	04/30/20	426,000	445,809	(h)
Actavis Funding SCS
1.30%	06/15/17	489,000	480,092
4.85%	06/15/44	152,000	154,240
Activision Blizzard Inc.
5.63%	09/15/21	428,000	449,400	(b,h)
Aetna Inc.
3.50%	11/15/24	208,000	211,420
Agrium Inc.
4.90%	06/01/43	305,000	315,933	(h)
Alcoa Inc.
5.13%	10/01/24	85,000	90,080	(h)
Alibaba Group Holding Ltd.
3.60%	11/28/24	300,000	297,553	(b)
4.50%	11/28/34	205,000	210,743	(b)
Altria Group Inc.
2.95%	05/02/23	210,000	203,063	(h)
4.50%	05/02/43	210,000	211,482	(h)
America Movil SAB de C.V.
5.00%	03/30/20	609,000	671,569	(h)
American Axle & Manufacturing Inc.
6.25%	03/15/21	279,000	292,950	(h)
6.63%	10/15/22	257,000	272,420	(h)
7.75%	11/15/19	81,000	90,720	(h)
American Campus Communities Operating Partnership LP
4.13%	07/01/24	305,000	308,074	(h)
American Electric Power Company Inc.
2.95%	12/15/22	332,000	325,670
American Express Co.
3.63%	12/05/24	415,000	418,459
American International Group Inc.
3.38%	08/15/20	378,000	392,667	(h)
4.13%	02/15/24	291,000	309,773	(h)
4.50%	07/16/44	208,000	219,754

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2014

		Principal Amount	Fair Value

American Seafoods Group LLC/ American Seafoods Finance Inc.
10.75%	05/15/16	$385,000	$344,575	(b,h)
American Tower Corp. (REIT)
3.40%	02/15/19	513,000	522,141	(h)
3.50%	01/31/23	122,000	117,877	(h)
Amgen Inc.
2.20%	05/22/19	612,000	609,428	(h)
Amkor Technology Inc.
6.63%	06/01/21	257,000	254,430	(h)
Anadarko Petroleum Corp.
6.20%	03/15/40	221,000	258,891	(h)
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	515,000	500,519	(h)
Anthem Inc.
3.30%	01/15/23	211,000	210,794	(h)
AP Moeller - Maersk A/S
2.55%	09/22/19	290,000	290,813	(b,h)
3.75%	09/22/24	290,000	297,747	(b,h)
Apple Inc.
2.85%	05/06/21	634,000	648,556	(h)
3.45%	05/06/24	423,000	442,993	(h)
Aramark Services Inc.
5.75%	03/15/20	587,000	606,077	(h)
Archer-Daniels-Midland Co.
4.02%	04/16/43	234,000	234,795	(h)
Ardagh Packaging Finance PLC/ Ardagh Holdings USA Inc.
3.24%	12/15/19	450,000	434,250	(b,h,i)
Ares Capital Corp.
3.88%	01/15/20	290,000	289,167
Ascension Health
4.85%	11/15/53	326,000	368,251
AT&T Inc.
2.38%	11/27/18	458,000	461,548	(h)
4.80%	06/15/44	244,000	248,625	(h)
Bank of America Corp.
1.70%	08/25/17	206,000	206,047	(h)
2.00%	01/11/18	854,000	853,351	(h)
2.60%	01/15/19	147,000	148,143	(h)
4.00%	04/01/24	640,000	666,384	(h)

		Principal Amount	Fair Value

4.10%	07/24/23	$218,000	$229,587	(h)
4.25%	10/22/26	375,000	374,158
Bank of China Ltd.
5.00%	11/13/24	200,000	205,514	(b)
Barclays Bank PLC
2.25%	05/10/17	1,186,000	1,209,977	(b,h)
Barclays PLC
2.75%	11/08/19	435,000	432,342
Bayer US Finance LLC
2.38%	10/08/19	620,000	622,460	(b,h)
3.38%	10/08/24	422,000	429,415	(b,h)
Baytex Energy Corp.
5.13%	06/01/21	257,000	218,450	(b)
BB&T Corp.
2.45%	01/15/20	416,000	414,306
Bed Bath & Beyond Inc.
3.75%	08/01/24	203,000	205,799	(h)
4.92%	08/01/34	61,000	62,945	(h)
5.17%	08/01/44	285,000	298,192	(h)
Berkshire Hathaway Energy Co.
6.13%	04/01/36	330,000	414,590	(h)
Berkshire Hathaway Finance Corp.
2.90%	10/15/20	510,000	522,945	(h)
3.00%	05/15/22	194,000	197,028	(h)
Berkshire Hathaway Inc.
4.50%	02/11/43	419,000	458,223	(h)
BHP Billiton Finance USA Ltd.
5.00%	09/30/43	212,000	240,306	(h)
Bombardier Inc.
4.75%	04/15/19	251,000	251,941	(b,h)
6.00%	10/15/22	421,000	425,210	(b,h)
7.75%	03/15/20	299,000	324,415	(b,h)
BP Capital Markets PLC
1.38%	05/10/18	211,000	207,255	(h)
3.81%	02/10/24	833,000	838,406	(h)
Branch Banking & Trust Co.
3.80%	10/30/26	255,000	259,981	(h)
Brocade Communications Systems Inc.
4.63%	01/15/23	152,000	145,920	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2014

		Principal Amount	Fair Value

Building Materials Corporation of America
5.38%	11/15/24	$257,000	$256,358	(b)
Cadence Design Systems Inc.
4.38%	10/15/24	415,000	421,658	(h)
Calpine Corp.
5.75%	01/15/25	251,000	254,138	(h)
5.88%	01/15/24	306,000	325,890	(b,h)
Caterpillar Inc.
4.30%	05/15/44	211,000	225,322	(h)
Catholic Health Initiatives
2.60%	08/01/18	125,000	126,634
4.35%	11/01/42	130,000	129,066
CBS Corp.
3.70%	08/15/24	319,000	318,126	(h)
CCOH Safari LLC
5.50%	12/01/22	171,000	173,565
5.75%	12/01/24	257,000	259,891
Cequel Capital Corp.
5.13%	12/15/21	570,000	552,900	(b,h)
CF Industries Inc.
5.38%	03/15/44	212,000	228,726	(h)
Chesapeake Energy Corp.
3.25%	03/15/16	240,000	239,400	(h)
5.38%	06/15/21	428,000	427,732	(h)
Citigroup Inc.
1.75%	05/01/18	419,000	414,098	(h)
5.50%	09/13/25	608,000	672,755	(h)
CMS Energy Corp.
4.88%	03/01/44	209,000	228,646	(h)
CNA Financial Corp.
5.88%	08/15/20	326,000	372,141	(h)
CNOOC Nexen Finance 2014 ULC
4.25%	04/30/24	423,000	437,669	(h)
Cogeco Cable Inc.
4.88%	05/01/20	400,000	400,000	(b,h)
Comcast Corp.
4.20%	08/15/34	206,000	215,403	(h)
4.75%	03/01/44	209,000	232,908	(h)
Commonwealth Bank of Australia
0.75%	01/15/16	547,000	546,939	(b,h)

		Principal Amount	Fair Value

ConocoPhillips Co.
3.35%	11/15/24	$416,000	$420,304
Constellation Brands Inc.
7.25%	09/01/16	400,000	432,000	(h)
Continental Resources Inc.
4.90%	06/01/44	203,000	175,932	(h)
Corp Andina de Fomento
4.38%	06/15/22	604,000	649,214	(h)
Corporate Office Properties LP (REIT)
3.60%	05/15/23	399,000	383,378	(h)
3.70%	06/15/21	204,000	203,117	(h)
Cott Beverages Inc.
5.38%	07/01/22	257,000	235,798	(b)
COX Communications Inc.
4.70%	12/15/42	92,000	91,918	(b,h)
Credit Suisse AG
2.60%	05/27/16	405,000	414,666	(b,h)
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%	01/15/23	166,000	161,020	(h)
CSX Corp.
4.50%	08/01/54	207,000	216,793	(h)
CVS Health Corp.
2.25%	08/12/19	618,000	615,419	(h)
Daimler Finance North America LLC
2.38%	08/01/18	628,000	636,811	(b,h)
DaVita HealthCare Partners Inc.
5.13%	07/15/24	171,000	174,420	(h)
Denbury Resources Inc.
6.38%	08/15/21	475,000	451,250	(h)
Dexia Credit Local S.A.
2.25%	01/30/19	843,000	853,641	(b,h)
Diageo Capital PLC
1.13%	04/29/18	419,000	410,012	(h)
Diageo Investment Corp.
2.88%	05/11/22	506,000	505,694	(h)
DigitalGlobe Inc.
5.25%	02/01/21	649,000	616,550	(b,h)
DIRECTV Holdings LLC
4.45%	04/01/24	319,000	333,771	(h)
5.15%	03/15/42	467,000	482,579	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2014

		Principal Amount	Fair Value

Dollar General Corp.
1.88%	04/15/18	$410,000	$396,179	(h)
4.13%	07/15/17	412,000	424,902	(h)
Dominion Resources Inc.
1.95%	08/15/16	783,000	791,412	(h)
Duke Energy Corp.
3.75%	04/15/24	396,000	411,929	(h)
Duke Energy Progress Inc.
4.15%	12/01/44	125,000	132,875
Eaton Corp.
2.75%	11/02/22	453,000	445,026	(h)
Ecopetrol S.A.
5.88%	05/28/45	104,000	96,200	(h)
El Paso Pipeline Partners Operating Company LLC
4.30%	05/01/24	422,000	422,817	(h)
Electricite de France S.A.
2.15%	01/22/19	838,000	840,063	(b,h)
Energy Transfer Equity LP
5.88%	01/15/24	844,000	856,660	(h)
Energy Transfer Partners LP
6.50%	02/01/42	344,000	395,411	(h)
Ensco PLC
4.50%	10/01/24	417,000	405,314	(h)
5.75%	10/01/44	210,000	210,707	(h)
Enterprise Products Operating LLC
3.75%	02/15/25	332,000	333,264	(h)
ERP Operating LP
4.50%	07/01/44	244,000	254,295	(h)
European Investment Bank
4.88%	01/17/17	850,000	918,731	(h)
Express Scripts Holding Co.
2.25%	06/15/19	415,000	410,556	(h)
Five Corners Funding Trust
4.42%	11/15/23	457,000	483,241	(b,h)
Florida Power & Light Co.
4.13%	02/01/42	222,000	237,034	(h)
Ford Motor Credit Company LLC
5.88%	08/02/21	318,000	368,177	(h)
Forest Laboratories Inc.
5.00%	12/15/21	412,000	446,124	(b,h)

		Principal Amount	Fair Value

Freeport-McMoRan Inc.
5.45%	03/15/43	$178,000	$168,312	(h)
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	344,000	366,790	(b,h)
Frontier Communications Corp.
7.13%	03/15/19	354,000	387,630	(h)
General Motors Co.
4.88%	10/02/23	154,000	164,780	(h)
5.00%	04/01/35	428,000	446,015
General Motors Financial Company Inc.
2.63%	07/10/17	167,000	167,724	(h)
3.00%	09/25/17	257,000	259,899	(h)
3.50%	07/10/19	167,000	170,527	(h)
4.38%	09/25/21	429,000	447,769	(h)
Georgia-Pacific LLC
3.60%	03/01/25	625,000	627,668	(b)
Gilead Sciences Inc.
4.80%	04/01/44	319,000	353,852	(h)
Glencore Funding LLC
2.50%	01/15/19	263,000	258,970	(b,h)
4.13%	05/30/23	312,000	304,437	(b,h)
4.63%	04/29/24	378,000	379,814	(b,h)
Grupo Televisa SAB
5.00%	05/13/45	204,000	207,517	(h)
HCA Inc.
4.75%	05/01/23	693,000	705,127	(h)
6.50%	02/15/20	392,000	439,236	(h)
Hewlett-Packard Co.
2.75%	01/14/19	842,000	843,076	(h)
Hexion US Finance Corp.
6.63%	04/15/20	371,000	363,580	(h)
Hughes Satellite Systems Corp.
6.50%	06/15/19	238,000	255,255	(h)
Humana Inc.
3.85%	10/01/24	415,000	420,468	(h)
Huntsman International LLC
4.88%	11/15/20	399,000	396,008	(h)
Hyundai Capital America
2.13%	10/02/17	189,000	189,921	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2014

		Principal Amount	Fair Value

Illinois Tool Works Inc.
3.50%	03/01/24	$418,000	$435,091	(h)
Ingersoll-Rand Luxembourg Finance S.A.
3.55%	11/01/24	291,000	289,226
Ingles Markets Inc.
5.75%	06/15/23	379,000	380,558	(h)
Intelsat Jackson Holdings S.A.
5.50%	08/01/23	417,000	414,456	(h)
International Business Machines Corp.
3.63%	02/12/24	426,000	443,817	(h)
Intesa Sanpaolo S.p.A.
5.02%	06/26/24	126,000	122,285	(b,h)
Invesco Finance PLC
3.13%	11/30/22	573,000	567,882	(h)
Iron Mountain Inc.
6.00%	08/15/23	417,000	433,680	(h)
JB Poindexter & Company Inc.
9.00%	04/01/22	120,000	129,600	(b,h)
JBS USA LLC/JBS USA Finance Inc.
5.88%	07/15/24	232,000	227,940	(b,h)
Jefferies Group Inc.
5.13%	01/20/23	168,000	170,775	(h)
6.50%	01/20/43	140,000	142,811	(h)
John Deere Capital Corp.
3.35%	06/12/24	408,000	418,170	(h)
Johnson Controls Inc.
4.63%	07/02/44	204,000	209,932	(h)
JPMorgan Chase & Co.
3.88%	09/10/24	617,000	617,525	(h)
5.00%	12/29/49	299,000	292,553	(h,i)
6.10%	10/29/49	500,000	498,750	(h,i)
KB Home
7.00%	12/15/21	417,000	438,632	(h)
Kerr-McGee Corp.
6.95%	07/01/24	131,000	160,110	(h)
Keysight Technologies Inc.
4.55%	10/30/24	415,000	415,165	(b,h)
KFW
2.00%	10/04/22	929,000	915,150	(h)
4.50%	07/16/18	238,000	262,959	(h)

		Principal Amount	Fair Value

Kilroy Realty LP
4.25%	08/15/29	$206,000	$206,017	(h)
Kinder Morgan Energy Partners LP
3.50%	09/01/23	346,000	328,474	(h)
Kinder Morgan Inc.
3.05%	12/01/19	207,000	205,354
5.63%	11/15/23	590,000	631,551	(b,h)
Kinross Gold Corp.
5.95%	03/15/24	209,000	196,113	(b,h)
6.88%	09/01/41	30,000	28,523	(h)
Korea National Oil Corp.
2.88%	11/09/15	278,000	282,018	(b,h)
L Brands Inc.
5.63%	02/15/22	417,000	448,275	(h)
L-3 Communications Corp.
1.50%	05/28/17	286,000	283,187	(h)
3.95%	05/28/24	151,000	152,249	(h)
Lamar Media Corp.
5.00%	05/01/23	417,000	412,830	(h)
Land O’ Lakes Inc.
6.00%	11/15/22	116,000	124,120	(b,h)
Lear Corp.
5.25%	01/15/25	428,000	433,350
Lennar Corp.
4.50%	11/15/19	257,000	255,073
Liberty Mutual Group Inc.
4.25%	06/15/23	434,000	447,228	(b,h)
Linn Energy LLC
6.25%	11/01/19	216,000	182,520	(h)
Macquarie Bank Ltd.
2.60%	06/24/19	207,000	208,734	(b,h)
Macy’s Retail Holdings Inc.
4.50%	12/15/34	417,000	419,897
Marathon Petroleum Corp.
3.63%	09/15/24	415,000	406,701	(h)
4.75%	09/15/44	317,000	299,377	(h)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
4.88%	12/01/24	171,000	167,153
5.50%	02/15/23	170,000	172,125	(h)
Marsh & McLennan Companies Inc.
3.50%	03/10/25	410,000	412,606	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2014

		Principal Amount	Fair Value

Mattel Inc.
2.35%	05/06/19	$633,000	$630,762	(h)
Medtronic Inc.
2.50%	03/15/20	333,000	333,873	(b)
3.50%	03/15/25	417,000	426,578	(b)
4.63%	03/15/45	210,000	227,638	(b)
MEG Energy Corp.
6.50%	03/15/21	250,000	228,125	(b,h)
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	165,000	164,046	(h)
MetLife Inc.
4.72%	12/15/44	166,000	184,635	(h)
MGM Resorts International
5.25%	03/31/20	428,000	424,790	(h)
Mizuho Bank Ltd.
2.45%	04/16/19	508,000	504,695	(b,h)
Monsanto Co.
3.38%	07/15/24	203,000	206,262	(h)
4.70%	07/15/64	120,000	125,823	(h)
Morgan Stanley
2.13%	04/25/18	410,000	410,237	(h)
2.38%	07/23/19	621,000	618,710	(h)
3.70%	10/23/24	415,000	420,652
4.10%	05/22/23	487,000	493,057	(h)
4.35%	09/08/26	320,000	321,912	(h)
4.88%	11/01/22	406,000	431,204	(h)
5.00%	11/24/25	267,000	284,920	(h)
Motorola Solutions Inc.
4.00%	09/01/24	412,000	414,481	(h)
Mylan Inc.
7.88%	07/15/20	436,000	464,425	(b,h)
National Agricultural Cooperative Federation
4.25%	01/28/16	231,000	238,223	(b,h)
National Retail Properties Inc.
3.90%	06/15/24	338,000	344,716	(h)
NCL Corporation Ltd.
5.00%	02/15/18	222,000	222,000	(h)
Newfield Exploration Co.
5.63%	07/01/24	445,000	440,272	(h)
5.75%	01/30/22	612,000	605,880	(h)
Newmont Mining Corp.
4.88%	03/15/42	158,000	137,616	(h)

		Principal Amount	Fair Value

Nexen Energy ULC
6.40%	05/15/37	$223,000	$277,757	(h)
Noble Energy Inc.
3.90%	11/15/24	249,000	246,099
NRG Energy Inc.
6.25%	07/15/22	428,000	437,630
Omnicom Group Inc.
3.63%	05/01/22	170,000	174,521	(h)
Oracle Corp.
2.25%	10/08/19	818,000	823,844	(h)
3.63%	07/15/23	302,000	316,710	(h)
4.50%	07/08/44	203,000	220,494	(h)
Outfront Media Capital LLC/ Outfront Media Capital Corp.
5.63%	02/15/24	250,000	251,250	(b,h)
Owens & Minor Inc.
3.88%	09/15/21	415,000	419,694	(h)
Owens-Brockway Glass Container Inc.
5.00%	01/15/22	171,000	174,420	(b)
5.38%	01/15/25	86,000	86,860	(b)
Pacific Gas & Electric Co.
3.40%	08/15/24	617,000	624,376	(h)
PacifiCorp
6.25%	10/15/37	8,000	10,826	(h)
People’s United Bank
4.00%	07/15/24	478,000	484,162	(h)
PepsiCo Inc.
4.25%	10/22/44	249,000	259,868
Perrigo Company PLC
2.30%	11/08/18	425,000	424,665	(h)
Perrigo Finance PLC
4.90%	12/15/44	200,000	211,936
Petrobras International Finance Company S.A.
3.50%	02/06/17	393,000	375,280	(h)
3.88%	01/27/16	159,000	156,027	(h)
Petroleos Mexicanos
3.50%	01/30/23	197,000	188,431	(h)
Philip Morris International Inc.
4.13%	03/04/43	209,000	204,874	(h)
Pitney Bowes Inc.
4.63%	03/15/24	400,000	409,445	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2014

		Principal Amount	Fair Value

PNC Bank NA
2.40%	10/18/19	$840,000	$843,529	(h)
Post Holdings Inc.
6.75%	12/01/21	257,000	249,290	(b)
Prudential Financial Inc.
5.63%	06/15/43	257,000	262,731	(h,i)
Public Service Electric & Gas Co.
2.38%	05/15/23	632,000	607,798	(h)
Range Resources Corp.
5.75%	06/01/21	258,000	266,385	(h)
Raytheon Co.
4.20%	12/15/44	145,000	150,611
Regency Energy Partners LP/ Regency Energy Finance Corp.
5.00%	10/01/22	569,000	537,705	(h)
Revlon Consumer Products Corp.
5.75%	02/15/21	857,000	857,000	(h)
Roche Holdings Inc.
2.25%	09/30/19	414,000	416,623	(b,h)
2.88%	09/29/21	445,000	450,560	(b,h)
3.35%	09/30/24	445,000	457,997	(b,h)
Rockwood Specialties Group Inc.
4.63%	10/15/20	995,000	1,027,337	(h)
Rowan Companies Inc.
4.75%	01/15/24	294,000	277,497	(h)
5.85%	01/15/44	84,000	77,468	(h)
Royal Bank of Canada
1.20%	09/19/18	663,000	659,214	(h)
RSI Home Products Inc.
6.88%	03/01/18	399,000	416,955	(b,h)
Ryder System Inc.
2.45%	09/03/19	507,000	503,428	(h)
Sabine Pass Liquefaction LLC
5.63%	02/01/21	160,000	157,200	(h)
Schaeffler Holding Finance BV
6.25%	Cash/7.00% PIK 11/15/19	425,000	437,750	(b,p)
6.88%	Cash/7.63% PIK 08/15/18	240,000	250,200	(b,h,p)
Scripps Networks Interactive Inc.
2.75%	11/15/19	210,000	210,879
Seagate HDD Cayman
4.75%	01/01/25	314,000	323,472	(b,h)

		Principal Amount	Fair Value

Sealed Air Corp.
4.88%	12/01/22	$86,000	$85,355	(b)
5.13%	12/01/24	86,000	86,860	(b)
Shell International Finance BV
3.40%	08/12/23	642,000	662,614	(h)
Sinclair Television Group Inc.
5.38%	04/01/21	193,000	191,553
Sinopec Capital 2013 Ltd.
3.13%	04/24/23	336,000	320,341	(b,h)
Smurfit Kappa Acquisitions
4.88%	09/15/18	440,000	455,400	(b,h)
Spectra Energy Partners LP
4.75%	03/15/24	412,000	441,631	(h)
Sprint Corp.
7.25%	09/15/21	235,000	232,944
Statoil ASA
3.70%	03/01/24	638,000	660,544	(h)
4.80%	11/08/43	213,000	242,171	(h)
Steel Dynamics Inc.
5.13%	10/01/21	257,000	261,819	(b,h)
Sysco Corp.
2.35%	10/02/19	415,000	417,259	(h)
3.50%	10/02/24	290,000	298,415	(h)
4.35%	10/02/34	165,000	177,637	(h)
T-Mobile USA Inc.
6.25%	04/01/21	69,000	70,622	(h)
Talisman Energy Inc.
6.25%	02/01/38	172,000	174,616	(h)
Tampa Electric Co.
4.35%	05/15/44	204,000	217,524	(h)
Tanger Properties LP
3.75%	12/01/24	210,000	211,628
Targa Resources Partners LP/ Targa Resources Partners Finance Corp.
4.13%	11/15/19	430,000	413,875	(b)
Target Corp.
3.50%	07/01/24	468,000	485,865	(h)
Teachers Insurance & Annuity Association of America
4.90%	09/15/44	415,000	462,454	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2014

		Principal Amount	Fair Value
Teck Resources Ltd.
3.75%	02/01/23	$392,000	$351,346	(h)
5.40%	02/01/43	210,000	177,495	(h)
Telecom Italia S.p.A.
5.30%	05/30/24	650,000	658,125	(b,h)
Tenet Healthcare Corp.
4.75%	06/01/20	158,000	160,370	(h)
6.00%	10/01/20	416,000	446,713	(h)
Textron Inc.
6.20%	03/15/15	334,000	337,342	(h)
The Allstate Corp.
5.75%	08/15/53	235,000	247,631	(h,i)
The Bank of Tokyo-Mitsubishi UFJ Ltd.
2.30%	03/10/19	600,000	596,762	(b,h)
2.35%	09/08/19	630,000	625,813	(b,h)
The Boeing Co.
2.85%	10/30/24	291,000	289,171
The Dow Chemical Co.
3.50%	10/01/24	830,000	821,587	(h)
4.25%	10/01/34	420,000	412,501	(h)
The Goldman Sachs Group Inc.
2.38%	01/22/18	501,000	506,060	(h)
2.63%	01/31/19	624,000	627,810	(h)
2.90%	07/19/18	179,000	183,633	(h)
4.00%	03/03/24	501,000	520,113	(h)
4.80%	07/08/44	244,000	261,343	(h)
The Korea Development Bank
3.25%	03/09/16	380,000	388,953	(h)
4.00%	09/09/16	220,000	229,647	(h)
The Kroger Co.
2.95%	11/01/21	291,000	288,613
The Timken Co.
3.88%	09/01/24	316,000	315,510	(b,h)
The Williams Companies Inc.
4.55%	06/24/24	132,000	122,757	(h)
5.75%	06/24/44	412,000	358,381	(h)
8.75%	03/15/32	164,000	191,399	(h)
TIAA Asset Management Finance Company LLC
4.13%	11/01/24	415,000	425,133	(b)
Time Inc.
5.75%	04/15/22	433,000	418,927	(b,h)

		Principal Amount	Fair Value

Time Warner Cable Inc.
6.55%	05/01/37	$123,000	$158,361	(h)
Time Warner Inc.
5.35%	12/15/43	359,000	407,744	(h)
Tops Holding Corp.
8.88%	12/15/17	778,000	793,560	(h)
Tyco Electronics Group S.A.
2.35%	08/01/19	413,000	412,622	(h)
Tyson Foods Inc.
2.65%	08/15/19	206,000	207,877	(h)
3.95%	08/15/24	137,000	141,620	(h)
5.15%	08/15/44	137,000	153,875	(h)
U.S. Bancorp
3.44%	02/01/16	645,000	660,398	(h)
Ultra Petroleum Corp.
6.13%	10/01/24	428,000	368,080	(b,h)
Unit Corp.
6.63%	05/15/21	400,000	358,000	(h)
United Rentals North America Inc.
5.75%	07/15/18	399,000	415,958	(h)
6.13%	06/15/23	167,000	175,350	(h)
UnitedHealth Group Inc.
2.30%	12/15/19	416,000	417,718
Vail Resorts Inc.
6.50%	05/01/19	238,000	246,330	(h)
Valeant Pharmaceuticals International Inc.
6.38%	10/15/20	229,000	239,305	(b,h)
6.75%	08/15/18	309,000	328,705	(b,h)
Verizon Communications Inc.
1.35%	06/09/17	1,018,000	1,013,290	(h)
3.50%	11/01/24	416,000	408,720
4.15%	03/15/24	415,000	429,622
4.40%	11/01/34	208,000	206,748
5.05%	03/15/34	128,000	136,541	(h)
5.15%	09/15/23	431,000	475,924	(h)
6.55%	09/15/43	236,000	302,351	(h)
Viasystems Inc.
7.88%	05/01/19	240,000	253,200	(b,h)
Virgin Media Finance PLC
6.00%	10/15/24	257,000	268,886	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2014

		Principal Amount	Fair Value

Virgin Media Secured Finance PLC
5.25%	01/15/21	$200,000	$209,000	(h)
Volkswagen Group of America Finance LLC
2.13%	05/23/19	1,020,000	1,014,647	(b,h)
2.45%	11/20/19	205,000	206,335	(b)
W.R. Grace & Co.
5.63%	10/01/24	428,000	446,190	(b,h)
Wal-Mart Stores Inc.
3.30%	04/22/24	338,000	348,990	(h)
4.30%	04/22/44	423,000	461,724	(h)
Walgreens Boots Alliance Inc.
3.80%	11/18/24	416,000	424,278
4.80%	11/18/44	165,000	173,971
Weatherford International Ltd.
5.95%	04/15/42	167,000	141,403	(h)
6.75%	09/15/40	105,000	97,806	(h)
Wells Fargo & Co.
4.10%	06/03/26	474,000	484,455	(h)
5.90%	12/29/49	273,000	275,048	(h,i)
Windstream Corp.
6.38%	08/01/23	400,000	374,000	(h)
WPP Finance 2010
3.75%	09/19/24	415,000	416,532	(h)
WPX Energy Inc.
5.25%	01/15/17	399,000	402,990	(h)
Wynn Macau Ltd.
5.25%	10/15/21	876,000	823,440	(b,h)
Xilinx Inc.
2.13%	03/15/19	213,000	211,631	(h)
XLIT Ltd.
5.25%	12/15/43	284,000	320,987	(h)
Yamana Gold Inc.
4.95%	07/15/24	173,000	168,844
			132,159,197

Non-Agency Collateralized Mortgage Obligations — 5.9%

American Tower Trust I (REIT)
1.55%	03/15/43	627,000	619,576	(b)
Banc of America Commercial Mortgage Trust 2006-4
5.68%	07/10/46	190,000	202,369

		Principal Amount	Fair Value

Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49	$880,000	$922,168	(i)
Banc of America Commercial Mortgage Trust 2007-4
5.75%	02/10/51	31,102	33,904	(i)
Banc of America Commercial Mortgage Trust 2008-1
6.24%	02/10/51	149,909	165,462	(i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.28%	11/10/42	390,000	389,894	(i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-6
5.15%	09/10/47	382,425	390,314	(i)
Banc of America Merrill Lynch Commercial Mortgage Trust 2014-520M
4.18%	08/15/46	165,040	178,770	(b,i)
Bear Stearns Commercial Mortgage Securities Trust 2005-T18
4.93%	02/13/42	75,432	75,436	(i)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.58%	04/12/38	210,000	219,166	(i)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50	430,000	473,619	(i)
Citigroup Commercial Mortgage Trust 2014-GC23
4.51%	07/10/47	417,000	388,511	(b,i)
COMM 2005-LP5 Mortgage Trust
4.98%	05/10/43	190,390	191,307	(i)
COMM 2013-LC13 Mortgage Trust
4.56%	08/10/46	170,000	186,235	(b,i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2014

		Principal Amount	Fair Value

COMM 2014-CR14 Mortgage Trust
4.53%	02/10/47	$240,000	$262,551	(i)
COMM 2014-CR19 Mortgage Trust
4.72%	08/10/47	205,000	214,644	(i)
COMM 2014-CR20 Mortgage Trust
4.51%	11/10/47	204,175	207,485	(i)
COMM 2014-CR21 Morgage Trust
3.99%	12/10/47	403,396	416,048
Credit Suisse Commercial Mortgage Trust 2006-C1
5.47%	02/15/39	715,000	743,457	(i)
Credit Suisse First Boston Mortgage Securities Corp. 2005-9
5.19%	10/25/35	91,450	—	(**,i,q)
GS Mortgage Securities Corp. II 2012-GCJ9
2.36%	11/10/45	972,485	115,171	(g,i)
GS Mortgage Securities Corp. Trust 2012-ALOH
3.55%	04/10/34	210,000	218,811	(b)
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	410,000	420,836
5.31%	08/10/44	190,000	214,395	(b,i)
GS Mortgage Securities Trust 2014-GC20
4.26%	04/10/47	215,000	229,788
GS Mortgage Securities Trust 2014-GC24
4.53%	09/10/47	751,000	677,820	(b,i)
GS Mortgage Securities Trust 2014-NEW
3.79%	01/10/31	420,000	421,924	(b)
Impac CMB Trust Series 2004-5
0.89%	10/25/34	172,859	167,309	(i)

		Principal Amount	Fair Value

JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9
1.93%	12/15/47	$1,247,289	$119,184	(g,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2005-CB11
5.34%	08/12/37	286,756	287,093	(i)
JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
5.44%	05/15/45	270,000	285,887
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	683,887	727,158
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.03%	07/15/45	125,000	133,106	(i)
JPMBB Commercial Mortgage Securities Trust 2013-C15
5.08%	11/15/45	170,000	185,191	(i)
JPMBB Commercial Mortgage Securities Trust 2013-C17
4.89%	01/15/47	310,000	330,710	(i)
JPMBB Commercial Mortgage Securities Trust 2014-C18
4.81%	02/15/47	210,000	222,401	(i)
LB-UBS Commercial Mortgage Trust 2004-C8
0.66%	12/15/39	374,408	1,573	(b,g,i)
LB-UBS Commercial Mortgage Trust 2005-C5
4.95%	09/15/30	208,069	209,107
LB-UBS Commercial Mortgage Trust 2006-C1
5.16%	02/15/31	400,456	410,135
LB-UBS Commercial Mortgage Trust 2006-C4
5.83%	06/15/38	182,093	191,272	(i)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2014

		Principal Amount	Fair Value

LB-UBS Commercial Mortgage Trust 2007-C6
6.11%	07/15/40	$445,000	$482,403	(i)
6.11%	07/15/40	520,000	562,910	(b)
MASTR Alternative Loan Trust 2003-5
5.00%	08/25/18	50,422	3,620	(g)
ML-CFC Commercial Mortgage Trust 2006-3
5.46%	07/12/46	570,000	605,079	(i)

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10
4.08%	07/15/46	388,000	393,793	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18
3.39%	10/15/47	205,642	164,734	(b)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19
3.25%	12/15/47	242,461	195,991	(b)
Morgan Stanley Capital I Trust 2005-T17
4.84%	12/13/41	335,121	336,095	(i)
Morgan Stanley Capital I Trust 2006-IQ11
5.66%	10/15/42	250,000	256,686	(i)
Morgan Stanley Capital I Trust 2006-T21
5.16%	10/12/52	450,000	461,399	(i)
5.27%	10/12/52	320,000	330,454	(i)
Morgan Stanley Capital I Trust 2006-T23
5.81%	08/12/41	160,000	167,866	(i)
Morgan Stanley Capital I Trust 2007-IQ16
6.08%	12/12/49	430,000	468,532	(i)
Morgan Stanley Capital I Trust 2008-T29
6.28%	01/11/43	210,000	234,231	(i)

		Principal Amount	Fair Value

Morgan Stanley Capital I Trust 2012-C4
5.21%	03/15/45	$190,000	$212,316	(b,i)
Wells Fargo Commercial Mortgage Trust 2014-LC18
3.96%	12/15/47	402,815	341,621	(b,i)
Wells Fargo Mortgage Backed Securities Trust 2006-3
5.50%	03/25/36	138,138	8,174
WFRBS Commercial Mortgage Trust 2013-C17
4.26%	12/15/46	235,000	252,566
5.13%	12/15/46	170,000	168,874	(b,i)
WFRBS Commercial Mortgage Trust 2014-C19
4.72%	03/15/47	290,000	315,402	(i)
WFRBS Commercial Mortgage Trust 2014-C22
3.91%	09/15/57	247,584	216,529	(b,i)
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%	03/15/47	533,000	574,793	(i)
			18,603,855

Sovereign Bonds — 1.1%

Government of Brazil
4.25%	01/07/25	602,000	602,000	(h)
Government of Chile
3.63%	10/30/42	148,000	134,310	(h)
Government of Colombia
2.63%	03/15/23	323,000	299,906
5.63%	02/26/44	334,000	375,750	(h)
Government of Mexico
3.60%	01/30/25	319,000	317,883
4.00%	10/02/23	208,000	215,800	(h)
4.75%	03/08/44	398,000	414,915	(h)
Government of Panama
4.00%	09/22/24	200,000	205,500	(h)
Government of Peru
5.63%	11/18/50	67,000	78,893
Government of Philippines
4.20%	01/21/24	200,000	217,000	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2014

		Principal Amount	Fair Value

Government of Turkey
3.25%	03/23/23	$293,000	$277,984	(h)
6.63%	02/17/45	137,000	168,133	(h)
			3,308,074

Municipal Bonds and Notes — 0.7%

American Municipal Power Inc.
6.27%	02/15/50	275,000	352,000
Municipal Electric Authority of Georgia
6.64%	04/01/57	317,000	420,253
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	165,000	184,102
Port Authority of New York & New Jersey
4.46%	10/01/62	520,000	551,943
South Carolina State Public Service Authority
6.45%	01/01/50	200,000	273,836
State of California
5.70%	11/01/21	280,000	331,708
			2,113,842

FNMA — 0.0% *

Lehman TBA
5.50%	TBA	198,633	49,658	(n,q)

Total Bonds and Notes (Cost $306,965,647)			310,708,783

	Number of Shares
Domestic Equity — 0.1%

Preferred Stock — 0.1%

Wells Fargo & Co. (Cost $322,150)	12,886	330,526

Total Investments in Securities (Cost $307,287,797)		311,039,309

	Fair Value

Short-Term Investments — 6.9%

State Street Institutional U.S. Government Money Market Fund — Premier Class
0.00% (Cost $21,605,685)	$21,605,685	(d,h,o)

Total Investments (Cost $328,893,482)	332,644,994

Liabilities in Excess of Other Assets, net — (6.4)%	(19,888,660)

NET ASSETS — 100.0%	$312,756,334

Other Information:

The Fund had the following long futures contracts open at December 31, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)

2 Yr. U.S. Treasury Notes Futures	March 2015	158	$34,537,812	$(48,480)

U.S. Long Bond Futures	March 2015	26	3,758,625	46,558

Ultra Long-Term U.S. Treasury Bond Futures	March 2015	5	825,938	34,844

				$32,922

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	December 31, 2014

The Fund had the following short futures contracts open at December 31, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation

5 Yr. U.S. Treasury Notes Futures	March 2015	67	$(7,968,289)	$(8,667)

10 Yr. U.S. Treasury Notes Futures	March 2015	198	(25,105,781)	(54,463)

				$(63,130)

				$(30,208)

See Notes to Schedules of Investments and Notes to Financial Statements.

(Unaudited)

SSgA Funds Management, Inc. (“SSgA FM”) is the sub-adviser to the Elfun Government Money Market Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of State Street Corporation (State Street), a publicly held bank holding company. SSgA FM, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street. The Fund is managed by a team of portfolio managers and the key professionals involved in the day-to-day portfolio management for the Fund include: Jeff A. St. Peters and Todd N. Bean. See portfolio managers’ biographical information beginning on page 124.

Q.	How did the Elfun Government Money Market Fund perform compared to its benchmark for the twelve-month period ended December 31, 2014?

A.	For the twelve-month period ended December 31, 2014, the Elfun Government Money Market Fund returned 0.05%. The 90-day Treasury Bill, the Fund’s benchmark, returned 0.03% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	Overall, the short-term market held a three to five basis point range over the course of 2014. Repurchase agreements, agency discount notes and short U.S. Treasuries were stable due to the accommodative Central Bank environment. The Fed’s 0-25 bps target range continues to keep market rates low, however, the Fed’s Reverse Repurchase Facility program kept short-term market rates off the zero-bound.
Q.	What were the primary drivers of Fund performance?

A.	During the first half of 2014, the short-term market was focused on the anticipated regulatory changes from the Securities and Exchange Commission (SEC). In July, the SEC approved new money market reform rules that will force certain prime money market funds to abandon the stable $1.00 net asset value and impose liquidity fees and redemption gates under certain circumstances. The adopted rules were largely in-line with expectations and have a two-year implementation period.

During the fourth quarter of 2014, the market was affected by worries of European growth prospects. Deflation concerns hit the market in mid-October, causing a steep sell-off in stock markets. U.S. Treasuries rallied initially, but subsequently retreated as the fundamentals in the U.S. remained robust. The Fed wrapped up the third round of quantitative easing and completed their final U.S. treasury and mortgage-backed security purchases in October. As we moved into November, energy concerns became more apparent and resulted in a major sell-off. Specific to the short-term markets, the Fed announced an expansion of its Reverse Repurchase Facility to include term repurchase agreements (repos) for year-end liquidity needs. In addition, the Fed adjusted the rate they paid on overnight repos (conducted daily). This allowed short-term rates to remain positive and Fed Funds to trade three to five basis points higher than it had for months. Overall, year-end liquidity was more intact than it had been in prior years.

(Unaudited)

Q.	Were there any significant changes to the Fund during the period?

A.	In April 2014, the Fund was restructured from a prime money market fund to a government money market fund ahead of anticipated regulatory changes. Then, effective October 1, 2014, GE Asset Management Incorporated (GEAM) entered into an investment sub-advisory agreement with SSgA Funds Management, Inc. (SSgA FM), pursuant to which SSgA FM became investment sub-adviser to the Fund. In an effort to ensure a seamless transition to SSgA FM, GEAM adjusted the positioning of the Fund during the third quarter of 2014 such that the Fund had a shorter duration and did not require trading just ahead of the transition. Upon taking over as sub-adviser, SSgA FM reported no significant changes in the composition of the Fund.

(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*

Actual Fund Return	1,000.00	1,000.50	0.20

Hypothetical 5% Return (2.5% for the period)	1,000.00	1,025.00	0.20

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.04%** (for the period July 1, 2014 – December 31, 2014), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high level of current income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in short-term, U.S. dollar denominated money market instruments.

Sector Allocation

as a % of Investments of $139,199 (in thousands) on December 31, 2014 (b)

Change in Value of a $10,000 Investment(a)

Average Annual Total Return

for the periods ended December 31, 2014

(Inception date: 6/13/90)
	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

Elfun Government Money Market Fund	0.05%	0.06%	1.63%	$11,753

90 Day U.S. T-Bill	0.03%	0.07%	1.42%	$11,569

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories. Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. An investment in the Elfun Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Fund.

Elfun Government Money Market Fund	December 31, 2014

		Principal Amount	Amortized Cost

Short-Term Investments — 100.0%†

U.S. Treasuries — 38.8%

U.S. Treasury Bills
0.01%	01/15/15	$10,000,000	$9,999,969	(d)
0.02%	01/02/15 - 02/26/15	36,000,000	35,999,659	(d)
0.03%	02/12/15 - 02/19/15	8,000,000	7,999,710	(d)
0.05%	04/16/15	75,000	74,989	(d)
			54,074,327

U.S. Government Agency Obligations — 46.7%

Fannie Mae Discount Notes
0.05%	01/07/15 - 02/26/15	3,110,000	3,109,822	(d)
0.06%	04/15/15	1,500,000	1,499,727	(d)
0.07%	04/27/15	1,000,000	999,774	(d)
0.09%	04/01/15	2,000,000	1,999,575	(d)
0.10%	04/16/15	2,000,000	1,999,446	(d)
0.11%	03/18/15	1,000,000	999,768	(d)
0.14%	06/10/15	1,500,000	1,499,067	(d)
Federal Farm Credit Discount Notes
0.08%	04/21/15	500,000	499,878	(d)
Federal Home Loan Bank Discount Notes
0.04%	01/02/15	3,000,000	2,999,997	(d)
0.05%	01/07/15	4,000,000	3,999,969	(d)
0.06%	01/21/15	2,000,000	1,999,931	(d)
0.07%	01/28/15 - 01/30/15	4,500,000	4,499,764	(d)
0.08%	02/06/15	4,750,000	4,749,608	(d)
0.09%	04/22/15 - 04/29/15	2,450,000	2,449,340	(d)
0.10%	02/13/15 - 04/29/15	8,085,000	8,083,446	(d)
0.13%	05/20/15	210,000	209,895	(d)
0.18%	03/20/15	1,000,000	999,617	(d)
Freddie Mac Discount Notes
0.04%	01/12/15 - 01/28/15	4,200,000	4,199,911	(d)
0.06%	03/12/15	610,000	609,935	(d)
0.07%	03/25/15 - 04/01/15	4,000,000	3,999,327	(d)
0.09%	03/09/15 - 05/08/15	3,000,000	2,999,207	(d)
0.10%	03/16/15 - 04/24/15	3,000,000	2,999,219	(d)
0.11%	03/30/15 - 04/13/15	4,600,000	4,598,684	(d)
0.13%	06/08/15	2,000,000	1,998,854	(d)

0.15%	06/15/15	1,000,000	999,322	(d)
			65,003,083

	Principal Amount	Amortized Cost

Repurchase Agreement — 14.5%

Merrill Lynch, Pierce, Fenner & Smith, Inc. U.S. Treasury Repo 0.07% dated 12/31/14, to be repurchased at $20,122,039 on 01/02/15 collateralized by $20,524,474 U.S. Treasury Note, 0.50%, maturing on 09/30/16. 01/02/15	$20,122,000	$20,122,000

Total Short-Term Investments (Cost $139,199,410)		139,199,410

Other Assets and Liabilities, net — 0.0%*		18,667

NET ASSETS — 100.0%		$139,218,077

See Notes to Schedules of Investments and Notes to Financial Statements.

December 31, 2014

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Funds’ future investments and should not be construed as a recommendation to purchase or sell a particular security. See each Funds’ summary prospectus and the Funds’ statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to $8,380,692 and $37,410,402 or 3.64% and 11.96% of the net assets of the Elfun Diversified Fund and Elfun Income Fund, respectively. These securities have been determined to be liquid using procedures established by the Fund’s Board of Directors.

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(h)	At December 31, 2014, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.

(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014.

(j)	Step coupon bond.

(k)	Escrowed to maturity Bonds are collateralized by U.S. Treasury securities which are held in escrow by a trustee and are used to pay principal and interest on such bonds.

(l)	Pre-refunded Bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and are used to pay principal and interest on the tax-exempt issue to retire the bonds at the earliest refunding date.

(m)	The security is insured by AGC, AGMC, AMBAC, FGIC or MBIA. The Elfun Tax-Exempt Fund had no insurance concentrations of 5% or greater as of December 31, 2014 (as a percentage of net assets).

(n)	Security is in default.

(o)	Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(p)	Represents a payment-in-kind (PIK) security which may pay all or a portion of interest in additional par.

(q)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by GEAM’s Board of Trustees.

†	Percentages are based on net assets as of December 31, 2014.
*	Less than 0.05%
**	Amount is less than $ 0.50.
***	Less than 0.005%

December 31, 2014

Abbreviations:

ADR	—	American Depositary Receipt
AGC	—	Assured Guaranty Corporation
AGMC	—	Assured Guaranty Municipal Company
AMBAC	—	AMBAC Indemnity Corporation
FGIC	—	Financial Guaranty Insurance Corporation
MBIA	—	Municipal Bond Investors Assurance Corporation
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SPDR	—	Standard and Poor’s Depositary Receipt
STRIPS	—	Separate Trading of Registered Interest and Principal of Security
TBA	—	To Be Announced

Selected data based on a share outstanding throughout the fiscal years indicated

Elfun International Equity Fund	2014		2013		2012		2011		2010
Inception date	—		—		—		—		1/1/88
Net asset value, beginning of period	$21.93		$18.31		$15.43		$18.92		$18.24
Income/(loss) from investment operations:
Net investment income	0.58		0.37		0.35		0.44		0.36
Net realized and unrealized gains/(losses) on investments	(2.24)		3.62		2.88		(3.48)		0.69
Total income/(loss) from investment operations	(1.66)		3.99		3.23		(3.04)		1.05
Less distributions from:
Net investment income	0.57		0.37		0.35		0.44		0.37
Return of capital	—		—		0.00	*	0.01		—
Total distributions	0.57		0.37		0.35		0.45		0.37
Net asset value, end of period	$19.70		$21.93		$18.31		$15.43		$18.92
TOTAL RETURN (a)	(7.62)%		21.81%		20.95%		(16.02)%		5.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$254,310		$306,922		$260,728		$240,572		$309,473
Ratios to average net assets:
Net investment income	2.54%		1.83%		1.98%		2.34%		2.05%
Net expenses	0.33	%(b)	0.31	%(b)	0.45	%(b)	0.30	%(b)	0.32	%(b)
Gross expenses	0.33%		0.31%		0.45%		0.31%		0.34%
Portfolio turnover rate	36%		49%		47%		39%		42%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Fund.
*	Less than $0.005.

The accompanying Notes are an integral part of these financial statements.

Selected data based on a share outstanding throughout the fiscal years indicated

Elfun Trusts	2014		2013		2012		2011		2010
Inception date	—		—		—		—		5/27/35
Net asset value, beginning of period	$56.07		$44.06		$40.35		$41.38		$38.50
Income/(loss) from investment operations:
Net investment income	0.75		0.71		0.77		0.48		0.40
Net realized and unrealized gains/(losses) on investments	6.67		14.68		7.77		0.06		4.64
Total income from investment operations	7.42		15.39		8.54		0.54		5.04
Less distributions from:
Net investment income	0.75		0.72		0.76		0.48		0.41
Net realized gains	4.72		2.66		4.07		1.09		1.75
Total distributions	5.47		3.38		4.83		1.57		2.16
Net asset value, end of period	$58.02		$56.07		$44.06		$40.35		$41.38
TOTAL RETURN (a)	13.13%		34.98%		21.27%		1.33%		13.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$2,476,637		$2,326,948		$1,820,262		$1,647,396		$1,731,716
Ratios to average net assets:
Net investment income	1.26%		1.36%		1.60%		1.09%		1.00%
Net expenses	0.18	%(b)	0.15	%(b)	0.19	%(b)	0.21	%(b)	0.21	%(b)
Gross expenses	0.18%		0.15%		0.19%		0.21%		0.22%
Portfolio turnover rate	13%		12%		11%		16%		14%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Fund.

The accompanying Notes are an integral part of these financial statements.

Selected data based on a share outstanding throughout the fiscal years indicated

Elfun Diversified Fund	2014		2013		2012		2011		2010
Inception date	—		—		—		—		1/1/88
Net asset value, beginning of period	$19.84		$18.30		$16.53		$17.41		$16.08
Income/(loss) from investment operations:
Net investment income	0.37		0.36		0.33		0.38		0.28
Net realized and unrealized gains/(losses) on investments	0.62		2.70		1.78		(0.83)		1.32
Total income/(loss) from investment operations	0.99		3.06		2.11		(0.45)		1.60
Less distributions from:
Net investment income	0.37		0.35		0.34		0.43		0.27
Net realized gains	1.65		1.17		—		—		—
Return of capital	0.03		—		—		—		—
Total distributions	2.05		1.52		0.34		0.43		0.27
Net asset value, end of period	$18.78		$19.84		$18.30		$16.53		$17.41
TOTAL RETURN (a)	4.95%		16.79%		12.77%		(2.60)%		9.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$230,123		$235,903		$213,168		$210,095		$229,881
Ratios to average net assets:
Net investment income	1.79%		1.78%		1.75%		2.11%		1.76%
Net expenses	0.39	%(b)	0.33	%(b)	0.46	%(b)	0.40	%(b)	0.48	%(b)
Gross expenses	0.39%		0.34%		0.47%		0.41%		0.75%
Portfolio turnover rate	176%		144%		173%		197%		148%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Fund.

The accompanying Notes are an integral part of these financial statements.

Selected data based on a share outstanding throughout the fiscal years indicated

Elfun Tax-Exempt Income Fund	2014	2013	2012	2011	2010
Inception date	—	—	—	—	1/1/80
Net asset value, beginning of period	$11.34	$12.32	$11.97	$11.33	$11.64
Income/(loss) from investment operations:
Net investment income	0.47	0.49	0.51	0.53	0.53
Net realized and unrealized gains/(losses) on investments	0.63	(0.98)	0.37	0.64	(0.31)
Total income/(loss) from investment operations	1.10	(0.49)	0.88	1.17	0.22
Less distributions from:
Net investment income	0.47	0.49	0.51	0.53	0.53
Net realized gains	—	0.00 *	0.02	—	—
Total distributions	0.47	0.49	0.53	0.53	0.53
Net asset value, end of period	$11.97	$11.34	$12.32	$11.97	$11.33
TOTAL RETURN (a)	9.85%	(4.06)%	7.45%	10.57%	1.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,624,266	$1,568,533	$1,785,176	$1,730,904	$1,677,925
Ratios to average net assets:
Net investment income	4.01%	4.14%	4.18%	4.56%	4.54%
Net expenses	0.21%	0.23%	0.18%	0.19%	0.19%
Gross expenses	0.21%	0.23%	0.18%	0.19%	0.19%
Portfolio turnover rate	34%	28%	28%	31%	26%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
*	Less than $0.005.

The accompanying Notes are an integral part of these financial statements.

Selected data based on a share outstanding throughout the fiscal years indicated

Elfun Income Fund	2014		2013		2012		2011		2010
Inception date	—		—		—		—		12/31/84
Net asset value, beginning of period	$11.22		$11.65		$11.58		$11.18		$10.73
Income/(loss) from investment operations:
Net investment income	0.29		0.29		0.26		0.39		0.36
Net realized and unrealized gains/(losses) on investments	0.35		(0.40)		0.42		0.48		0.52
Total income/(loss) from investment operations	0.64		(0.11)		0.68		0.87		0.88
Less distributions from:
Net investment income	0.29		0.29		0.26		0.38		0.43
Net realized gains	0.00	*	0.03		0.35		0.09		—
Total distributions	0.29		0.32		0.61		0.47		0.43
Net asset value, end of period	$11.57		$11.22		$11.65		$11.58		$11.18
TOTAL RETURN (a)	5.75%		(0.95)%		5.94%		7.87%		8.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$312,756		$319,994		$364,407		$363,029		$350,325
Ratios to average net assets:
Net investment income	2.50%		2.53%		2.20%		3.39%		3.34%
Net expenses	0.29	%(b)	0.28	%(b)	0.23	%(b)	0.24	%(b)	0.23	%(b)
Gross expenses	0.29%		0.29%		0.25%		0.26%		0.27%
Portfolio turnover rate	326%		330%		402%		438%		357%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Fund.
*	Less than $0.005.

The accompanying Notes are an integral part of these financial statements.

Selected data based on a share outstanding throughout the fiscal years indicated

Elfun Government Money Market Fund	2014		2013		2012	2011		2010
Inception date	—		—		—	—		6/13/90
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income/(loss) from investment operations:
Net investment income	—		—		—	0.00	*	0.00	*
Total income from investment operations	—		—		—	0.00	*	0.00	*
Less distributions from:
Net investment income	0.00	*	—		—	0.00	*	0.00	*
Net realized gains	—		0.00	*	—	—		—
Total distributions	0.00	*	0.00	*	—	0.00	*	0.00	*
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
TOTAL RETURN (a)	0.05%		0.04%		0.00%	0.07%		0.15	%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$139,218		$166,530		$164,529	$177,378		$207,108
Ratios to average net assets:
Net investment income	—%		—%		—%	0.01%		0.06%
Net expenses	0.05	%**	0.11	%**	0.18%**	0.23	%**	0.26	%**
Gross expenses	0.36%		0.34%		0.32%	0.32%		0.28%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
(c)	Total return is revised to correct an error in the total return calculation, which was determined not to be material to previously issued financial statements.
*	Less than $0.005.
**	GEAM has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized yield of 0.00%.

The accompanying Notes are an integral part of these financial statements.

Statements of Assets and Liabilities December 31, 2014	ELFUN INTERNATIONAL EQUITY FUND	ELFUN TRUSTS

ASSETS
Investments in securities, at Fair Value (cost $230,462,276; $1,332,584,681; $185,373,645; $1,480,087,766; $307,287,797 and $0, respectively)	$249,028,705	$2,406,900,080
Short-term investments, at Amortized Cost	5,227,089	65,958,047
Repurchase agreements	—	—
Cash	10,344	—
Restricted cash	122,039	—
Foreign currency (cost $9,857; $0; $774; $0; $0 and $0, respectively)	9,869	—
Receivable from GEAM	11,126	—
Receivable for investments sold	—	—
Income receivables	374,362	4,857,854
Receivable for fund shares sold	5,115	210,366
Other assets	—	31,770
Total assets	254,788,649	2,477,958,117
LIABILITIES
Distribution payable to shareholders	—	—
Payable for investments purchased	—	—
Payable for fund shares redeemed	223,844	612,401
Payable to GEAM	—	474,538
Accrued other expenses	136,968	234,086
Variation margin payable	19,723	—
Accrued foreign capital gains tax	98,201	—
Total liabilities	478,736	1,321,025
NET ASSETS	$254,309,913	$2,476,637,092
NET ASSETS CONSIST OF:
Capital paid in	$260,285,653	$1,398,450,431
Undistributed (distributions in excess of) net investment income	32	80,067
Accumulated net realized gain (loss)	(24,410,347)	3,791,195
Net unrealized appreciation (depreciation) on:
Investments	18,468,228	1,074,315,399
Futures	(4,776)	—
Foreign currency related transactions	(28,877)	—
NET ASSETS	$254,309,913	$2,476,637,092
Shares outstanding (Par value $10; $10; $10; $10; $10; and $1, respectively; unlimited shares authorized)	12,907,100	42,687,400
Net asset value, offering and redemption price per share	$19.70	$58.02

The accompanying Notes are an integral part of these financial statements.

ELFUN DIVERSIFIED FUND	ELFUN TAX-EXEMPT INCOME FUND	ELFUN INCOME FUND	ELFUN GOVERNMENT MONEY MARKET FUND

$205,199,721	$1,608,548,861	$311,039,309	$—
30,414,288	28,548,000	21,605,685	119,077,410
—	—	—	20,122,000
8,313	—	1,685	336
103,200	—	—	—

770	—	—	—
—	—	—	—
1	—	95	—
602,268	20,647,403	1,903,649	39
2,555	215,663	26,517	512,814
—	11,990	—	—
236,331,116	1,657,971,917	334,576,940	139,712,599

—	1,629,881	163,514	—
5,724,969	31,629,078	21,418,414	—
215,481	79,365	64,235	401,473
497	209,329	27,724	3,950
163,027	158,504	107,472	89,099
103,865	—	39,247	—
—	—	—	—
6,207,839	33,706,157	21,820,606	494,522
$230,123,277	$1,624,265,760	$312,756,334	$139,218,077

$211,038,862	$1,520,989,459	$308,363,824	$139,216,864
24	62,784	331,472	—
(881,057)	(25,247,578)	339,734	1,213

19,826,076	128,461,095	3,751,512	—
145,082	—	(30,208)	—
(5,710)	—	—	—
$230,123,277	$1,624,265,760	$312,756,334	$139,218,077

12,255,524	135,740,070	27,041,854	139,415,803
$18.78	$11.97	$11.57	$1.00

Statements of Operations For the year ended December 31, 2014	ELFUN INTERNATIONAL EQUITY FUND	ELFUN TRUSTS

INVESTMENT INCOME
Income
Dividend	$8,782,970	$34,214,190
Interest	9	105
Less: Foreign taxes withheld	(598,358)	—
Total income	8,184,621	34,214,295
Expenses
Advisory and administration fees	498,814	3,425,374
Blue Sky fees	24,033	30,977
Transfer agent fees	163,019	573,537
Custody and accounting expenses	143,203	92,804
Professional fees	25,604	34,417
Other expenses	85,951	214,989
Total expenses before waivers	940,624	4,372,098
Less: Fees waived and expenses reimbursed by the adviser	(1,181)	(14,936)
Net expenses	939,443	4,357,162
Net investment income	$7,245,178	$29,857,133
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	20,400,655	191,149,342
Futures	39,186	—
Foreign currency transactions	(136,051)	—

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(49,326,360)	76,152,832
Futures	(271,702)	—
Foreign currency translations	(43,659)	—
Net realized and unrealized gain (loss) on investments	(29,337,931)	267,302,174
Net increase (decrease) in net assets resulting from operations	$(22,092,753)	$297,159,307

The accompanying Notes are an integral part of these financial statements.

ELFUN DIVERSIFIED FUND	ELFUN TAX-EXEMPT INCOME FUND	ELFUN INCOME FUND	ELFUN GOVERNMENT MONEY MARKET FUND

$3,320,876	$—	$18,846	$—
1,975,302	68,106,603	8,881,539	76,191
(103,884)	—	—	—
5,192,294	68,106,603	8,900,385	76,191

407,250	2,850,467	560,498	264,501
23,069	30,186	21,280	34,601
121,995	258,420	144,540	113,659
280,140	69,843	114,656	62,213
29,331	44,104	25,990	16,129
69,614	195,370	80,599	55,579
931,399	3,448,390	947,563	546,682
(6,374)	—	(7,747)	(470,491)
925,025	3,448,390	939,816	76,191
$4,267,269	$64,658,213	$7,960,569	$—

18,148,802	(4,091,383)	3,952,966	1,213
402,398	(4,255,025)	(2,620,819)	—
(19,696)	—	—	—

(11,147,232)	93,958,249	8,712,223	—
(255,752)	—	(341,186)	—
(8,195)	—	—	—
7,120,325	85,611,841	9,703,184	1,213
$11,387,594	$150,270,054	$17,663,753	$1,213

Statements of Changes in Net Assets For the year ended December 31, 2014 and 2013	ELFUN INTERNATIONAL EQUITY FUND
	2014	2013
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$7,245,178	$5,092,422
Net realized gain (loss) on investments, futures and foreign currency transactions	20,303,790	20,498,760
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and foreign currency translations	(49,641,721)	30,068,363
Net increase (decrease) from operations	(22,092,753)	55,659,545
Distributions to shareholders from:
Net investment income	(7,173,676)	(5,047,548)
Net realized gains	—	—
Return of capital	—	—
Total distributions	(7,173,676)	(5,047,548)
Increase (decrease) in assets from operations and distributions	(29,266,429)	50,611,997
Share transactions:
Proceeds from sale of shares	5,989,812	8,363,427
Value of distributions reinvested	6,310,419	4,490,586
Cost of shares redeemed	(35,645,662)	(17,272,192)
Net increase (decrease) from share transactions	(23,345,431)	(4,418,179)
Total increase (decrease) in net assets	(52,611,860)	46,193,818

NET ASSETS
Beginning of year	306,921,773	260,727,955
End of year	$254,309,913	$306,921,773
Undistributed (distributions in excess of) net investment income, end of year	$32	$(7)

CHANGES IN FUND SHARES
Shares sold	281,667	421,399
Issued for distributions reinvested	315,205	208,476
Shares redeemed	(1,685,316)	(875,133)
Net increase (decrease) in fund shares	(1,088,444)	(245,258)

The accompanying Notes are an integral part of these financial statements.

	ELFUN TRUSTS			ELFUN DIVERSIFIED FUND
2014		2013	2014		2013

$29,857,133		$28,188,095	$4,267,269		$4,005,901
191,149,342		105,313,057	18,531,504		15,552,659
76,152,832		488,564,280	(11,411,179)		15,309,064
297,159,307		622,065,432	11,387,594		34,867,624

(29,624,777)		(28,390,137)	(4,188,445)		(3,909,807)
(187,625,045)		(105,323,220)	(18,371,427)		(13,026,535)
—		—	(379,499)		—
(217,249,822)		(133,713,357)	(22,939,371)		(16,936,342)
79,909,485		488,352,075	(11,551,777)		17,931,282

53,464,351		52,506,920	11,842,915		10,856,991
173,632,057		106,119,503	20,221,724		14,739,769
(157,316,644)		(140,293,251)	(26,292,570)		(20,793,272)
69,779,764		18,333,172	5,772,069		4,803,488
149,689,249		506,685,247	(5,779,708)		22,734,770

2,326,947,843		1,820,262,596	235,902,985		213,168,215
$2,476,637,092		$2,326,947,843	$230,123,277		$235,902,985
$80,067		$—	$24		$(1)

922,288		1,021,591	592,677		547,872
2,962,497		1,906,579	1,070,499		747,832
(2,698,432)		(2,737,265)	(1,295,036)		(1,054,014)
1,186,353		190,905	368,140		241,690

Statements of Changes in Net Assets For the year ended December 31, 2014 and 2013		ELFUN TAX-EXEMPT INCOME FUND
2014		2013
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$64,658,213	$69,805,656
Net realized gain (loss) on investments, futures and foreign currency transactions	(8,346,408)	(16,789,836)
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and foreign currency translations	93,958,249	(123,267,193)
Net increase (decrease) from operations	150,270,054	(70,251,373)
Distributions to shareholders from:
Net investment income	(64,658,255)	(69,805,656)
Net realized gains	—	(19,351)
Return of capital	—	—
Total distributions	(64,658,255)	(69,825,007)
Increase (decrease) in assets from operations and distributions	85,611,799	(140,076,380)
Share transactions:
Proceeds from sale of shares	47,814,369	51,347,357
Value of distributions reinvested	43,941,692	47,821,362
Cost of shares redeemed	(121,634,739)	(175,736,389)
Net increase (decrease) from share transactions	(29,878,678)	(76,567,670)
Total increase (decrease) in net assets	55,733,121	(216,644,050)

NET ASSETS
Beginning of year	1,568,532,639	1,785,176,689
End of year	$1,624,265,760	$1,568,532,639
Undistributed (distributions in excess of) net investment income, end of year	$62,784	$62,826

CHANGES IN FUND SHARES
Shares sold	4,057,975	4,304,139
Issued for distributions reinvested	3,720,994	4,061,921
Shares redeemed	(10,321,944)	(15,039,292)
Net increase (decrease) in fund shares	(2,542,975)	(6,673,232)

The accompanying Notes are an integral part of these financial statements.

	ELFUN INCOME FUND			ELFUN GOVERNMENT MONEY MARKET FUND
2014		2013	2014		2013

$7,960,569		$8,675,262	$—		$—
1,332,147		(270,034)	1,213		2,604
8,371,037		(11,892,194)	—		—
17,663,753		(3,486,966)	1,213		2,604

(7,994,297)		(8,585,695)	(62,739)		—
(58,810)		(928,338)	—		(67,655)
—		—	—		—
(8,053,107)		(9,514,033)	(62,739)		(67,655)
9,610,646		(13,000,999)	(61,526)		(65,051)

12,278,351		16,866,303	62,655,321		109,988,330
5,997,828		7,097,620	56,986		61,134
(35,124,433)		(55,375,961)	(89,963,152)		(107,982,347)
(16,848,254)		(31,412,038)	(27,250,845)		2,067,117
(7,237,608)		(44,413,037)	(27,312,371)		2,002,066

319,993,942		364,406,979	166,530,448		164,528,382
$312,756,334		$319,993,942	$139,218,077		$166,530,448
$331,472		$365,200	$—		$—

1,071,105		1,472,564	62,592,321		109,920,330
522,120		624,675	56,986		61,134
(3,064,658)		(4,861,886)	(89,963,152)		(107,982,347)
(1,471,433)		(2,764,647)	(27,313,845)		1,999,117

December 31, 2014

1.	Organization of the Funds

The Elfun Funds (each a “Fund” and collectively the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds operate as Employees’ Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC) Topic 946 Financial Services—Investment Companies.

GE Asset Management Incorporated (“GEAM”), the Funds’ investment adviser, is a wholly owned subsidiary of General Electric Company.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Funds:

Securities Valuation and Transactions All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Repurchase Agreements Certain Funds engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objectives or policies. The Funds’ custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% for domestic securities and 105% for international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Foreign Currency Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign

December 31, 2014

exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain Funds entered into derivative transactions to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed-income investments.

Futures Contracts A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Certain Funds invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Elfun International Equity Fund entered into stock index futures contracts for the purpose of gaining market exposure and investing residual cash positions. The Elfun Diversified Fund entered into futures contracts on various stock indices, bonds and notes for the purposes of gaining market exposure, investing residual cash positions and managing duration of fixed income investments. The Elfun Tax-Exempt Income Fund entered into futures contracts on bonds and notes for the purpose of managing duration of fixed income investments. The Elfun Income Fund entered into futures contracts on bonds and notes for the purpose of managing duration of fixed income investments. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or to hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments Elfun Income Fund and Elfun Diversified Fund purchases or sells securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in a Fund’s financial statements. Such amounts appear under the caption Forward Foreign Currency

December 31, 2014

Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. A Fund’s risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of a Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund; however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes The Funds intend to comply with all sections of the Internal Revenue Code of 1986 as amended (the “Internal Revenue Code”) applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income, tax-exempt income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

December 31, 2014

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 — Quoted prices for identical investments in active markets.

Level 2 — Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 — Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund typically classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service uses other available information as applicable such as benchmark curves, benchmarking of similar securities, sector groupings, and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Portfolio securities and any short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in Registered Investment Companies are valued at the published daily net asset value and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that

December 31, 2014

are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the New York Stock Exchange (“NYSE”). In these circumstances, the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s net asset value (“NAV”).

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables present the Funds’ investments measured at fair value on a recurring basis at December 31, 2014:

Fund	Investments	Level 1	Level 2	Level 3	Total
Elfun International Equity Fund	Investments in Securities †
	Common Stock	$11,686,690	$233,049,153	$—	$244,735,843
	Preferred Stock	—	4,292,862	—	4,292,862
	Short-Term Investments	5,227,089	—	—	5,227,089
	Total Investments in Securities	$16,913,779	$237,342,015	$—	$254,255,794

December 31, 2014

Fund	Investments	Level 1	Level 2	Level 3	Total
	Other Financial Instruments *
	Long Futures Contracts — Unrealized Appreciation	$2,302	$—	$—	$2,302
	Long Futures Contracts — Unrealized Depreciation	(7,078)	—	—	(7,078)
	Total Other Financial Instruments	$(4,776)	$—	$—	$(4,776)
Elfun Trusts	Investments in Securities †
	Common Stock	$2,406,900,080	$—	$—	$2,406,900,080
	Short-Term Investments	65,958,047	—	—	65,958,047
	Total Investments in Securities	$2,472,858,127	$—	$—	$2,472,858,127
Elfun Diversified Fund	Investments in Securities †
	Domestic Equity	$80,855,334	$—	$—	$80,855,334
	Foreign Equity	3,663,851	41,791,263	—	45,455,114
	U.S. Treasuries	—	14,596,531	—	14,596,531
	Agency Mortgage Backed	—	21,026,364	—	21,026,364
	Agency Collateralized Mortgage Obligations	—	295,386	—	295,386
	Asset Backed	—	30,073	—	30,073
	Corporate Notes	—	29,756,414	—	29,756,414
	Non-Agency Collateralized Mortgage Obligations	—	3,791,904	—	3,791,904
	Sovereign Bonds	—	853,107	—	853,107
	Municipal Bonds and Notes	—	373,085	—	373,085
	FNMA	—	—	12,392	12,392
	Exchange Traded Funds	8,154,017	—	—	8,154,017
	Short-Term Investments	30,414,288	—	—	30,414,288
	Total Investments in Securities	$123,087,490	$112,514,127	$12,392	$235,614,009
	Other Financial Instruments *
	Long Futures Contracts — Unrealized Appreciation	$181,851	$—	$—	$181,851
	Long Futures Contracts — Unrealized Depreciation	(20,010)	—	—	(20,010)
	Short Futures Contracts — Unrealized Appreciation	4,401	—	—	4,401
	Short Futures Contracts — Unrealized Depreciation	(21,160)	—	—	(21,160)
	Total Other Financial Instruments	$145,082	$—	$—	$145,082

December 31, 2014

Fund	Investments	Level 1	Level 2	Level 3	Total
Elfun Tax-Exempt Income Fund	Investments in Securities †
	Municipal Bonds and Notes	$—	$1,608,548,861	$—	$1,608,548,861
	Short-Term Investments	28,548,000	—	—	28,548,000
	Total Investments in Securities	$28,548,000	$1,608,548,861	$—	$1,637,096,861
Elfun Income Fund	Investments in Securities †
	U.S. Treasuries	$—	$61,745,774	$—	$61,745,774
	Agency Mortgage Backed	—	90,274,551	—	90,274,551
	Agency Collateralized Mortgage Obligations	—	1,477,129	—	1,477,129
	Asset Backed	—	976,703	—	976,703
	Corporate Notes	—	132,159,197	—	132,159,197
	Non-Agency Collateralized Mortgage Obligations	—	18,603,855	—	18,603,855
	Sovereign Bonds	—	3,308,074	—	3,308,074
	Municipal Bonds and Notes	—	2,113,842	—	2,113,842
	FNMA	—	—	49,658	49,658
	Preferred Stock	330,526	—	—	330,526
	Short-Term Investments	21,605,685	—	—	21,605,685
	Total Investments in Securities	$21,936,211	$310,659,125	$49,658	$332,644,994
	Other Financial Instruments *
	Long Futures Contracts — Unrealized Appreciation	$81,402	$—	$—	$81,402
	Long Futures Contracts — Unrealized Depreciation	(48,480)	—	—	(48,480)
	Short Futures Contracts — Unrealized Depreciation	(63,130)	—	—	(63,130)
	Total Other Financial Instruments	$(30,208)	$—	$—	$(30,208)
Elfun Government Money Market Fund	Investments in Securities †
	U.S. Treasuries	$—	$54,074,327	$—	$54,074,327
	U.S. Government Agency Obligations	—	65,003,083	—	65,003,083
	Repurchase Agreements	—	20,122,000	—	20,122,000
	Total Investments in Securities	$—	$139,199,410	$—	$139,199,410

†	See Schedules of Investments for industry classification.

*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

December 31, 2014

The Elfun International Equity Fund and the Elfun Diversified Fund utilized the fair value pricing service on December 31, 2014 due to events occurring after the close of foreign local markets and before the close of regular trading on the NYSE. This resulted in certain foreign securities being classified as Level 1 at the beginning of the period which were classified as Level 2 at December 31, 2014. The value of securities that were transferred to Level 2 from Level 1 as a result was $233,495,095 and $39,153,556 for the Elfun International Equity Fund and the Elfun Diversified Fund, respectively. There were no other significant transfers between fair value levels. Transfers between fair value levels are considered to occur at the beginning of the period.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and, accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2014 is not presented.

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by each Fund, summarized by primary risk exposure as they appear on the Statements of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging as of December 31, 2014.

	Asset Derivatives December 31, 2014			Liability Derivatives December 31, 2014
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
Elfun International Equity Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	2,302	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(7,078	)*
Elfun Diversified Fund
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	179,286	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(1,955	)*
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	6,966	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(39,215	)*
Elfun Income Fund
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	81,402	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(111,610	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

December 31, 2014

Shown below are the effects of derivative instruments on the Fund’s Statements of Operation, summarized by primary risk exposure all of which are not accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Elfun International Equity Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	30,692,032/(35,593,302)	39,186	(271,702)
Elfun Diversified Fund
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	51,662,853/(55,374,253)	1,046,324	(159,331)
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	219,729,930/(222,834,916)	(643,926)	(96,421)
Elfun Tax-Exempt Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	546,380,539/(542,125,514)	(4,255,025)	—
Elfun Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	929,731,509/939,709,974	(2,620,819)	(341,186)

December 31, 2014

During the year ended December 31, 2014, the Funds had an average notional value of long and short futures contracts as shown below. Please refer to the table following the Portfolio of Investments for open futures contracts at December 31, 2014.

Fund	Long Contracts	Short Contracts
GE Elfun International Equity Fund	$3,267,613	$(2,627,052)
GE Elfun Diversified Fund	18,243,127	(10,778,250)
GE Elfun Tax-Exempt Income Fund	—	(43,806,336)
GE Elfun Income Fund	38,983,573	(44,539,913)

5.	Line of Credit

The Funds share a revolving credit facility of up to $150 million with a number of their affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Funds have a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Funds during the period ended December 31, 2014.

6.	Compensation and Fees paid to Affiliates

During 2014, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and administrator.

These expenses are included as advisory and administration fees (“Management Fees”) in the Statements of Operations. The Trustees received no compensation as Trustees for the Elfun Funds.

GEAM had a contractual arrangement with each Fund (except the Elfun Tax-Exempt Income Fund and the Elfun Government Money Market Fund) to waive a portion of its Management Fee earned by GEAM with respect to the Fund’s investment in the GE Institutional Money Market Fund (the “Fee Waiver Agreement”). Effective June 26, 2014, the State Street Institutional U.S. Government Money Market Fund replaced the GE Institutional Money Market Fund as the cash sweep vehicle for each Fund’s cash holdings. As a result, the Fee Waiver Agreement was terminated effective June 30, 2014 with the closure of the GE Institutional Money Market Fund.

7.	Sub-Advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM effective October 1, 2014, SSgA Funds Management, Inc. (“SSgA FM”) became the sub-adviser to the Elfun Government Money Market Fund. SSgA FM is responsible for the day-to-day portfolio management of the assets of the Elfun Government Money Market Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board. For their services, GEAM pays SSgA FM monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Elfun Government Money Market Fund.

December 31, 2014

8.	Investment Transactions

Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2014, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Elfun International Equity Fund	$—	$—	$99,588,969	$117,741,254
Elfun Trusts	—	—	293,087,567	403,528,641
Elfun Diversified Fund	211,077,290	208,538,214	160,229,426	175,080,012
Elfun Tax-Exempt Income Fund	—	—	537,665,644	531,716,358
Elfun Income Fund	852,682,179	848,505,409	142,532,100	157,847,310

9.	Regulatory Matters

In July 2014, the Securities and Exchange Commission adopted amendments to the rules that govern money market funds. The new rules require a floating net asset value for institutional prime money market funds (including institutional municipal money market funds). Retail (as defined in the rules) and government money market funds, such as the Elfun Government Money Market Fund, are permitted to continue to use the amortized cost method to value their securities and to transact at a $1.00 stable share price. The final rules also include enhanced diversification, disclosure and stress testing requirements. Implementation of the amendments extends up to two years, depending on the specific rule. GEAM is currently evaluating the implications of these amendments to the Elfun Government Money Market Fund.

10.	Income Taxes

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to any Fund’s net assets required under ASC 740. Each Fund’s 2011, 2012, 2013 and 2014 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2014, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

		Gross Tax		Net Tax Appreciation/ (Depreciation)
Fund	Cost of Investments for Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
Elfun International Equity Fund	$236,928,325	$32,825,572	$(15,596,303)	$17,229,269	$(33,653)	$—	$(23,173,974)	$—
Elfun Trusts	1,398,467,737	1,074,390,390	—	1,074,390,390	—	80,067	3,716,204	—
Elfun Diversified Fund	216,533,048	23,313,076	(4,232,115)	19,080,961	139,372	—	—	—

December 31, 2014

		Gross Tax		Net Tax Appreciation/ (Depreciation)
Fund	Cost of Investments for Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
Elfun Tax-Exempt Income Fund	$1,508,668,786	$128,731,033	$(302,958)	$128,428,075	$—	$62,784	$(24,270,464)	$(944,094)
Elfun Income Fund	329,090,253	6,117,656	(2,562,915)	3,554,741	(30,208)	890,151	—	(52,382)
Elfun Government Money Market Fund	139,199,410	—	—	—	—	51,447	—	(354)

As of December 31, 2014, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders.

	Amount
Fund	Short-Term	Long-Term	Expires
Elfun International Equity Fund	$9,691,471	$—	12/31/17
	13,482,503	—	12/31/18
Elfun Tax-Exempt Income Fund	18,743,383	5,527,081	Unlimited

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2014, the Funds utilized prior year capital loss carryovers as follows:

Fund	Amount
Elfun International Equity Fund	$19,352,104
Elfun Income Fund	359,461

Any qualified late-year loss is deemed to arise on the first day of the Funds’ next tax year (if the Funds elect to defer such loss). Under this regime, generally, the Funds can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Funds elected to defer qualified late-year losses for the year ended December 31, 2014 as follows:

Fund	Capital
Elfun Tax-Exempt Income Fund	$(944,094)
Elfun Income Fund	(52,382)
Elfun Government Money Market Fund	(354)

December 31, 2014

The tax character of distributions paid during the year ended December 31, 2014, were as follows:

Fund	Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Elfun International Equity Fund	$—	$7,173,676	$—	$—	$7,173,676
Elfun Trusts	—	30,164,147	187,085,675	—	217,249,822
Elfun Diversified Fund	—	5,932,099	16,627,773	379,499	22,939,371
Elfun Tax-Exempt Income Fund	63,284,972	1,373,283	—	—	64,658,255
Elfun Income Fund	—	8,053,107	—	—	8,053,107
Elfun Government Money Market Fund	—	62,739	—	—	62,739

The tax character of distributions paid during the year ended December 31, 2013, were as follows:

Fund	Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Elfun International Equity Fund	$—	$5,047,548	$—	$—	$5,047,548
Elfun Trusts	—	28,390,283	105,323,074	—	133,713,357
Elfun Diversified Fund	—	4,299,523	12,636,819	—	16,936,342
Elfun Tax-Exempt Income Fund	67,843,440	1,963,314	18,253	—	69,825,007
Elfun Income Fund	—	9,514,033	—	—	9,514,033
Elfun Government Money Market Fund	—	67,655	—	—	67,655

Distributions to Shareholders

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Government Money Market Fund declare net investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income, if any, annually. All Funds declare and pay net realized capital gains distributions, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains (losses) on foreign currency contracts, investments in futures, late year loss deferrals, distributions from Real Estate Investment Trusts (REITs) and other equity investments, distributions in excess of earnings, litigation proceeds, straddle loss deferrals, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2014 were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
Elfun International Equity Fund	$(71,463)	$157,805	$(86,342)
Elfun Trusts	(152,289)	339,812	(187,523)
Elfun Diversified Fund	(78,799)	78,799	—
Elfun Government Money Market Fund	62,739	(2,604)	(60,135)

The Unitholders and Board of Trustees

Elfun Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Government Money Market Fund (collectively the “Funds”), as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Government Money Market Fund as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2015

For the year ended December 31, 2014

The following Funds intend to make an election under Internal Revenue Code Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended December 31, 2014, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:

	Total Foreign Source Income	Total Foreign Taxes Paid
Elfun International Equity Fund	$8,782,970	$598,358

For the year ended December 31, 2014, the following Funds hereby designate as capital gain dividends the amounts set forth, or the amount ultimately treated as capital gain net income:

Fund	Gross Amount
Elfun Trusts	$187,085,675
Elfun Diversfied Fund	16,627,773

For the year ended December 31, 2014, certain dividends paid by the following funds may be subject to a maximum income tax rate of 20%. The following represent the amounts that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Elfun International Equity Fund	$8,534,838
Elfun Trusts	33,202,882
Elfun Diversified Fund	3,186,482

For corporate shareholders, of the ordinary dividends paid, the following represent the amounts that may be eligible for the dividends received deduction:

Fund	Dividends Received Deduction
Elfun Trusts	97.51%
Elfun Diversified Fund	22.23%

For the year ended December 31, 2014, the following Fund hereby designates as exempt-interest dividends the amounts set forth, or the amount ultimately treated as exempt-interest dividends:

Fund	Gross Amount
Elfun Tax-Exempt Income Fund	$63,284,972

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

The Board of Trustees of the Elfun Funds1 (the “Board”) considered and all those that were present unanimously approved the continuance for an additional year of the investment advisory agreements with GE Asset Management Incorporated (“GEAM”) at a meeting held on December 11, 2014. The Board did not consider the continuance of the Investment Sub-Advisory Agreement with SSGA Funds Management, Inc. with respect to the Elfun Government Money Market Fund due to the fact that renewal of the agreement is not required until December 2015.

In considering whether to approve the Funds’ investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided by GEAM personnel. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund’s investment advisory agreement, the Board members received and considered memoranda prepared by GEAM personnel that set forth detailed information, including numerous exhibits and other materials related to GEAM’s business and the services it provides to each Fund. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances. The Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal, compliance and finance departments and senior members of each relevant investment group (e.g., equity, fixed income). The Board members also heard presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds’ operations and the investment process employed for each Fund. The Board members took into account that many of them possess multi-year experience as Board members and that all of them possess a great deal of knowledge about GEAM and the Funds in their capacities as senior officers of GEAM. They also took into account their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM personnel, in its oral presentations, to highlight material differences from the information presented in recent years.

In reaching their determinations relating to continuance of the Funds’ investment advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

The Nature, Extent And Quality Of Services Provided

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience relevant to the Funds; (v) access to significant and enhanced technological resources from which the Funds may benefit and the implementation of a new platform to increase the quality and efficiency of

1 The Elfun Funds include the Elfun Trusts, Elfun International Equity Fund, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Government Money Market Fund (each, a “Fund” and collectively, the “Funds”).

analytics and research; and (vi) a favorable history and reputation. The Board members noted that each Fund represents only a small amount of the overall assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

In light of the foregoing, the Board members concluded that the services provided by GEAM continue to be satisfactory.

Investment Performance Of The Funds

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in discussions with GEAM personnel regarding the investment process and performance results for each Fund. These discussions focused on each Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and, in some instances, relative underperformance of certain Funds in certain periods. The Board members discussed GEAM’s investment approach with respect to each of the Funds, and the reasons for certain Funds’ relative underperformance.

The Board members concluded that the Funds’ performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided To The Funds

The Board members considered the cost of the services provided by GEAM, noting that, pursuant to each investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by those agreements and is not paid a management fee. The Board also noted that GE Investment Distributors, Inc. (“GEID”), a subsidiary of GEAM, is reimbursed for its reasonable costs incurred in providing services specified in its agreement with the Funds as unitholder servicing agent and is not paid a unitholder servicing fee. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and unitholder operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM and the charges that result from those services. The Board members also noted that none of the charges resulting from the Funds’ arrangements with GEAM and GEID may include any element of profit.

The Board members also noted that the Board had in prior years reviewed with GEAM personnel the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID, to the Funds, and that such assumptions and methods used in cost allocation had not changed for this year. The Board members also discussed with GEAM personnel that the basis for their belief that the methods of allocation used by GEAM continue to be reasonable for each area of GEAM’s business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized For The Benefit Of Fund Shareholders As The Funds Grow

The Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board noted that, because of a moderate increase in assets, the Funds slightly benefited from economies of scale, which, in some instances, lowered the Funds’ operating expenses. The Board noted that the Funds (except for the Elfun Government Money Market Fund) continue to enjoy fee and expense levels within or below the group of lowest fee and expense funds in their respective peer group comparisons. The Board also noted that, with respect to the Elfun Government Money Market Fund, GEAM voluntarily undertook to reduce its management fee or sub-

sidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized net yield of 0.00%.

The Board members recognized the significant benefits to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial services they provide to the Funds. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds’ other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Costs To Be Incurred

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds’ expense ratios, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that, in all cases, the Funds enjoy expense levels within or below the group of lowest cost funds in each peer group comparison. In light of this information, the Board members determined that the level of expenses incurred was reasonable in relation to the services provided to the Funds.

Fall-Out Benefits

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small amount of the overall assets managed by GEAM.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each investment advisory agreement was in the best interests of the Funds and their shareholders.

On September 15, 2014, the Elfun Government Money Market Fund (the “Money Market Fund”), Elfun Tax-Exempt Income Fund (the “Tax-Exempt Fund”) and Elfun Income Fund (the “Income Fund”) (each, a “Fund” and collectively, the “Funds”) held a special meeting of unitholders. Unitholders of record on July 7, 2014 were entitled to vote on the proposals. For each proposal, unitholders voted on a fund-by-fund basis. At the meeting, all proposals were approved by the respective unitholders of each Fund, and the following votes were recorded:

Proposal 1:

Approval of an investment sub-advisory agreement between GE Asset Management Incorporated (“GEAM”) and SSGA Funds Management, Inc. (“SSGA FM”), pursuant to which SSGA FM will serve as investment sub-adviser to the Money Market Fund.

Money Market Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	96,647,569.490	62.982%	94.517%
Against	2,750,068.330	1.792%	2.689%
Abstain	2,856,829.560	1.862%	2.794%
Total	102,254,467.380	66.636%	100.000%

Proposal 2:

Approval of the implementation of a “manager of managers” structure whereby GEAM would be given increased flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without unitholder approval.

Money Market Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	95,955,889.420	62.531%	93.840%
Against	3,961,515.550	2.582%	3.874%
Abstain	2,337,062.410	1.523%	2.286%
Total	102,254,467.380	66.636%	100.000%

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	75,334,726.478	54.836%	90.601%
Against	6,480,062.301	4.717%	7.794%
Abstain	1,334,962.752	0.972%	1.605%
Total	83,149,751.531	60.525%	100.000%

Income Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	15,563,650.529	55.979%	90.206%
Against	1,240,660.971	4.463%	7.191%
Abstain	449,065.736	1.615%	2.603%
Total	17,253,377.236	62.057%	100.000%

Proposal 3:

Approval of the amendment, elimination or reclassification of certain of the fundamental investment policies of the Funds, as follows:

A.	Amendment of each Fund’s fundamental investment policies on diversification to allow each Fund to invest a majority of its assets in cash and cash items, government securities, securities of other investment companies and other securities subject to certain limitations.

Money Market Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	96,231,090.914	62.710%	94.109%
Against	3,031,781.476	1.976%	2.965%
Abstain	2,991,594.990	1.950%	2.926%
Total	102,254,467.380	66.636%	100.000%

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	75,098,761.530	54.665%	90.317%
Against	6,637,466.508	4.831%	7.983%
Abstain	1,413,523.493	1.029%	1.700%
Total	83,149,751.531	60.525%	100.000%

Income Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	15,422,675.574	55.472%	89.389%
Against	1,402,953.413	5.046%	8.132%
Abstain	427,748.249	1.539%	2.479%
Total	17,253,377.236	62.057%	100.000%

B.	Amendment of each Fund’s fundamental investment policy on concentration of investments to prevent each Fund from making investments that would result in the concentration of that Fund’s assets in securities of issuers in any one industry.

Money Market Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	96,249,425.180	62.722%	94.127%
Against	2,852,210.510	1.859%	2.789%
Abstain	3,152,831.690	2.055%	3.084%
Total	102,254,467.380	66.636%	100.000%

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	76,518,327.603	55.698%	92.025%
Against	5,549,822.497	4.040%	6.674%
Abstain	1,081,601.431	0.787%	1.301%
Total	83,149,751.531	60.525%	100.000%

Income Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	15,663,672.911	56.339%	90.786%
Against	1,241,892.744	4.467%	7.198%
Abstain	347,811.581	1.251%	2.016%
Total	17,253,377.236	62.057%	100.000%

C.	Amendment of each Fund’s fundamental investment policies on borrowing to allow each Fund to borrow money from specific entities, through the use of specific investment instruments and subject to certain limitations on the amount of any borrowing.

Money Market Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	93,456,545.864	60.902%	91.396%
Against	5,749,181.486	3.747%	5.622%
Abstain	3,048,740.030	1.987%	2.982%
Total	102,254,467.380	66.636%	100.000%

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	72,901,877.380	53.066%	87.675%
Against	8,799,680.346	6.405%	10.538%
Abstain	1,448,193.805	1.054%	1.742%
Total	83,149,751.531	60.525%	100.000%

Income Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	15,094,332.062	54.291%	87.486%
Against	1,738,573.851	6.254%	10.077%
Abstain	420,471.323	1.512%	2.437%
Total	17,253,377.236	62.057%	100.000%

D.	Amendment of each Fund’s fundamental investment policy on making loans to allow each Fund to lend its assets or money to other persons under certain limited circumstances.

Money Market Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	93,447,743.224	60.897%	91.387%
Against	5,765,474.736	3.757%	5.638%
Abstain	3,041,249.420	1.982%	2.975%
Total	102,254,467.380	66.636%	100.000%

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	71,693,549.376	52.186%	86.222%
Against	9,938,163.806	7.234%	11.952%
Abstain	1,518,038.349	1.105%	1.826%
Total	83,149,751.531	60.525%	100.000%

Income Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	15,016,331.458	54.010%	87.034%
Against	1,815,987.191	6.533%	10.526%
Abstain	421,058.587	1.514%	2.440%
Total	17,253,377.236	62.057%	100.000%

E.	Amendment of each Fund’s fundamental investment policy on real estate investments to allow each Fund to purchase or sell real estate (or direct or indirect interests in real estate), subject to each Fund’s other investment policies and applicable law.

Money Market Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	94,002,694.634	61.258%	91.930%
Against	5,308,414.416	3.460%	5.191%
Abstain	2,943,358.330	1.918%	2.879%
Total	102,254,467.380	66.636%	100.000%

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	72,064,655.040	52.456%	86.668%
Against	9,797,508.130	7.132%	11.783%
Abstain	1,287,588.361	0.937%	1.549%
Total	83,149,751.531	60.525%	100.000%

Income Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	15,041,393.369	54.101%	87.179%
Against	1,829,404.619	6.580%	10.604%
Abstain	382,579.248	1.376%	2.217%
Total	17,253,377.236	62.057%	100.000%

F.	Amendment of each Fund’s fundamental investment policy on investments in commodities to allow each Fund to invest in commodities to the extent allowed by each Fund’s other investment policies and applicable law.

Money Market Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	93,414,002.164	60.875%	91.354%
Against	5,819,555.706	3.792%	5.691%
Abstain	3,020,909.510	1.969%	2.955%
Total	102,254,467.380	66.636%	100.000%

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	72,440,053.542	52.729%	87.120%
Against	9,341,374.441	6.800%	11.234%
Abstain	1,368,323.548	0.996%	1.646%
Total	83,149,751.531	60.525%	100.000%

Income Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	14,874,414.101	53.500%	86.212%
Against	1,874,929.926	6.744%	10.867%
Abstain	504,033.209	1.813%	2.921%
Total	17,253,377.236	62.057%	100.000%

G.	Amendment and reclassification as non-fundamental each Fund’s fundamental investment policy on illiquid and restricted securities.

Money Market Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	94,210,693.674	61.394%	92.134%
Against	4,738,937.296	3.088%	4.634%
Abstain	3,304,836.410	2.154%	3.232%
Total	102,254,467.380	66.636%	100.000%

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	72,365,057.639	52.675%	87.030%
Against	9,144,000.880	6.656%	10.997%
Abstain	1,640,693.012	1.194%	1.973%
Total	83,149,751.531	60.525%	100.000%

Income Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	15,101,527.078	54.317%	87.528%
Against	1,608,542.648	5.786%	9.323%
Abstain	543,307.510	1.954%	3.149%
Total	17,253,377.236	62.057%	100.000%

H.	Amendment and reclassification as fundamental each Fund’s non-fundamental investment policy on senior securities.

Money Market Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	95,285,029.024	62.094%	93.184%
Against	3,821,746.776	2.491%	3.737%
Abstain	3,147,691.580	2.051%	3.097%
Total	102,254,467.380	66.636%	100.000%

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	74,193,491.155	54.006%	89.229%
Against	6,628,923.203	4.825%	7.972%
Abstain	2,327,337.173	1.694%	2.799%
Total	83,149,751.531	60.525%	100.000%

Income Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	15,405,750.882	55.411%	89.291%
Against	1,344,057.302	4.835%	7.790%
Abstain	503,569.052	1.811%	2.919%
Total	17,253,377.236	62.057%	100.000%

I.	Elimination of each Fund’s fundamental investment policy on short selling.

Money Market Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	93,689,278.924	61.054%	91.623%
Against	5,377,253.636	3.505%	5.259%
Abstain	3,187,934.820	2.077%	3.118%
Total	102,254,467.380	66.636%	100.000%

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	71,569,328.753	52.096%	86.073%
Against	9,618,108.945	7.001%	11.567%
Abstain	1,962,313.833	1.428%	2.360%
Total	83,149,751.531	60.525%	100.000%

Income Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	15,084,997.747	54.257%	87.432%
Against	1,737,476.481	6.250%	10.071%
Abstain	430,903.008	1.550%	2.497%
Total	17,253,377.236	62.057%	100.000%

J.	Elimination of each Fund’s fundamental investment policy on investments in other investment companies.

Money Market Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	94,420,894.214	61.531%	92.339%
Against	4,747,492.186	3.094%	4.643%
Abstain	3,086,080.980	2.011%	3.018%
Total	102,254,467.380	66.636%	100.000%

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	72,508,730.849	52.779%	87.203%
Against	8,800,934.800	6.407%	10.584%
Abstain	1,840,085.882	1.339%	2.213%
Total	83,149,751.531	60.525%	100.000%

Income Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	15,131,910.386	54.426%	87.704%
Against	1,669,164.171	6.004%	9.674%
Abstain	452,302.679	1.627%	2.622%
Total	17,253,377.236	62.057%	100.000%

K.	Elimination of the Tax-Exempt Fund’s and Income Fund’s fundamental investment policy on mortgaging, pledging or hypothecating of investments.

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	70,996,872.884	51.679%	85.384%
Against	10,074,463.731	7.333%	12.116%
Abstain	2,078,414.916	1.513%	2.500%
Total	83,149,751.531	60.525%	100.000%

Income Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	15,038,613.547	54.091%	87.163%
Against	1,772,553.108	6.375%	10.274%
Abstain	442,210.581	1.591%	2.563%
Total	17,253,377.236	62.057%	100.000%
L.	Elimination of the Tax-Exempt Fund’s fundamental investment policy on oil, gas and mineral exploration.

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	72,464,530.865	52.747%	87.149%
Against	8,787,689.375	6.397%	10.569%
Abstain	1,897,531.291	1.381%	2.282%
Total	83,149,751.531	60.525%	100.000%

M.	Elimination of each Fund’s fundamental investment policy on options (and straddles and spreads).

Money Market Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	93,566,830.984	60.974%	91.504%
Against	5,438,004.706	3.544%	5.318%
Abstain	3,249,631.690	2.118%	3.178%
Total	102,254,467.380	66.636%	100.000%

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	70,869,347.931	51.586%	85.231%
Against	10,118,076.390	7.365%	12.168%
Abstain	2,162,327.210	1.574%	2.601%
Total	83,149,751.531	60.525%	100.000%

Income Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	14,984,889.786	53.897%	86.852%
Against	1,794,379.856	6.455%	10.400%
Abstain	474,107.594	1.705%	2.748%
Total	17,253,377.236	62.057%	100.000%

N.	Reclassification as non-fundamental the Tax-Exempt Fund’s and Income Fund’s fundamental investment policy on transactions with affiliates.

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	72,708,445.044	52.924%	87.443%
Against	8,511,531.079	6.196%	10.236%
Abstain	1,929,775.408	1.405%	2.321%
Total	83,149,751.531	60.525%	100.000%

Income Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	15,264,179.909	54.902%	88.471%
Against	1,483,667.111	5.337%	8.599%
Abstain	505,530.216	1.818%	2.930%
Total	17,253,377.236	62.057%	100.000%

O.	Reclassification as non-fundamental the Tax-Exempt Fund’s and Income Fund’s fundamental investment policy on affiliate ownership.

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	72,418,988.320	52.714%	87.095%
Against	8,492,043.730	6.181%	10.213%
Abstain	2,238,719.481	1.630%	2.692%
Total	83,149,751.531	60.525%	100.000%

Income Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	15,202,708.684	54.681%	88.114%
Against	1,548,498.100	5.570%	8.975%
Abstain	502,170.452	1.806%	2.911%
Total	17,253,377.236	62.057%	100.000%

P.	Reclassification as non-fundamental the Tax-Exempt Fund’s fundamental investment policy on control/management.

Tax-Exempt Fund	No. of Shares	% of Outstanding Shares	% of Shares Present
Affirmative	72,828,911.776	53.013%	87.588%
Against	8,406,769.547	6.119%	10.110%
Abstain	1,914,070.208	1.393%	2.302%
Total	83,149,751.531	60.525%	100.000%

Information about Trustees and Executive Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

Interested Trustees and Executive Officers

Dmitri Stockton

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  50

Position(s) Held with Fund  Chairman of the Board

Term of Office and Length of Time Served  Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 Years  President and Chief Executive Officer of GEAM since May 2011; President and Chief Executive Officer of GE Capital’s Global Banking unit from January 2009 to April 2011; President and CEO of GE Money’s Central and Eastern European Banking Group from January 2005 to December 2008.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Director of GEAM since May 2011; Member of the Board of GE Foundation since November 2009; Member of the Executive Advisory Council at North Carolina A&T State University School of Business and Economics since March 2011; Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since May 2011 and Member of the National Board of Directors of A Better Chance since January 2012.

George A. Bicher

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  56

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 Years  Chief Investment Officer – Emerging Markets Equities since February 2014; formerly, Chief Risk Officer of GEAM from March 2011 to February 2014; Senior Vice President and

Portfolio Manager of GEAM from 2009 to 2011; Director of U.S. Equity Research and Portfolio Manager of GEAM from 2006 to 2009; U.S. equity research analyst of GEAM from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust and Director of GEAM since March 2011.

JoonWon Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  45

Position(s) Held with Fund  Vice President & Assistant Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  Senior Vice President and Deputy General Counsel of GEAM since March 2011; Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since September 2010; Senior Vice President and Associate General Counsel of GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Paul M. Colonna

Address  c/o GEAM, 1600 Summer St. Stamford, CT 06905

Age  46

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 7 years

Principal Occupation(s) During Past 5 Years  President and Chief Investment Officer – Public Investments of GEAM

since March 2012; President and Chief Investment Officer – Fixed Income from March 2007 to March 2012; Executive Vice President of GEAM from February 2007 to March 2007; Senior Vice President – Total Return Management of GEAM from March 2005 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since February 2007; Director of GEAM since March 2007; and Director of GE Asset Management Limited (GEAML) since December 2007.

Gregory B. Hartch

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  45

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 Years  Chief Risk Officer of GEAM since February 2014; Executive Vice President and Strategy and Business Development Leader of GEAM from December 2011 to February 2014; Senior Vice President – Tactical Asset Allocation from 2010 to December 2011; Managing Director – International Real Estate from 2007 to 2010; and Director of Fixed Income Research from 2004 to 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since January 2012.

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  48

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 Years  Treasurer of GE Institutional Funds, GE Investments Funds, Inc. and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Jeanne M. La Porta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Vice President

Term of Office and Length of Time Served  Until successor is elected and qualified – 11 years

Principal Occupation(s) During Past 5 Years  Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Investments Funds, Inc. and GE Institutional Funds since July 2003; Vice President of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and Elfun Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer  24

Other Directorships Held by Officer  Director of GE Investments Funds, Inc. since 2014; Trustee of GE Institutional Funds since 2014; Trustee of Elfun Funds, GE Retirement Savings Funds and General Electric Pension Trust since 2014; Director of GE Investment Distributors, Inc. since June 2011.

Ralph R. Layman

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  58

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 23 years

Principal Occupation(s) During Past 5 Years  Executive Vice President and Chief Investment Officer – Emeritus of GEAM since March 2012; President and Chief Investment Officer – Public Equities from July 2009 to March 2012; President – International Equities from March 2007 to July 2009; Executive Vice President – International Investments from 1992 to March 2007 and Senior Vice President International Investments from 1991 to 1992.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since 1993; Director of GE Asset Management Limited (GEAML) since September 1995 and Director of GEAM since July 2009.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  53

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  7 years

Principal Occupation(s) During Past 5 Years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  24

Other Directorships Held by Trustee  Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007; Director of GE Investments Funds, Inc. and GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

Donald W. Torey

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  57

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 21 years

Principal Occupation(s) During Past 5 years  President and Chief Investment Officer – Alternative Investments of GEAM since March 2007; Executive Vice President of GEAM from 1997 to March 2007; Executive Vice President – Alternative Investments from 1997 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since 1993 and Director of GEAM since 1997.

David Wiederecht

Address  c/o GEAM, 1600 Summer St. Stamford, CT 06905

Age  58

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 6 years

Principal Occupation(s) During Past 5 Years  President and Chief Investment Officer – Investment Solutions since February 2008; Portfolio Manager – GE Institutional Funds since September 2010; Managing Director – Alternative Investments from 2004 to 2008; Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since 2008; Director of GEAM since August 2008 and Director of Edmunds Holding Company since 1999.

Matthew Zakrzewski

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  54

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 2 years

Principal Occupation(s) During Past 5 Years  Executive Vice President and Chief Financial Officer of GEAM since August 2013; formerly, Chief Financial Officer for GE Ventures from 2012 to 2013 and Chief Financial Officer for GE Risk, Insurance and Corporate Financing from 2006 to 2012.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of GE Retirement Savings Plan Funds (formerly GE Savings & Security Funds) and General Electric Pension Trust since September 2013 and Director of GEAM since September 2013.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Portfolio Manager Biographies

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund’s investments. The portfolio managers may change from time to time.

David B. Carlson  is Chief Investment Officer – U.S. Equities at GEAM. He manages the overall U.S. equity investments for GEAM. Mr. Carlson has served as the portfolio manager for Elfun Trusts since 1988. Mr. Carlson joined GEAM in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Michael J. Caufield  is a Senior Vice President of GEAM. He is the portfolio manager of the Elfun Tax-Exempt Income Fund and has served in that capacity since October 2000. Mr. Caufield joined GEAM in 1987 as Vice President, Manager of Fixed Income Research & Analysis and was promoted to Senior Vice President in 1994.

William M. Healey  is a Senior Vice President and Chief Investment Officer – Core Fixed Income Investments of GEAM. He has served on the portfolio management team for the Elfun Income Fund since joining GEAM in 1996. Mr. Healey became Vice President in June 2001, Senior Vice President in January 2007 and Chief Investment Officer – Core Fixed Income Investments in April 2012. Prior to joining GEAM, Mr. Healey spent over 11 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President and Chief Investment Officer – Insurance and Long Duration of GEAM. He has been a member of the portfolio management team for the Elfun Income Fund since 2007. Mr. Johnson joined GE in 1998 and GEAM as a Vice President and portfolio manager in 2002. He became Senior Vice President in September 2007 and Chief Investment Officer – Insurance and Long Duration in April 2012. Prior to joining GEAM, Mr. Johnson held positions at various insurance companies and public accounting firms.

Ralph R. Layman is an Executive Vice President and Chief Investment Officer Emeritus and a Director of GEAM. Mr. Layman has led the team of portfolio managers for the

Elfun International Equity Fund since 1991. Mr. Layman joined GEAM in 1991 as a Senior Vice President for International Investments, became an Executive Vice President in 1992, served as President – International Equities from March 2007 to July 2009, President and Chief Investment Officer – Public Equities from July 2009 to March 2012, and has served as Chief Investment Officer Emeritus since March 2012.

Jeffrey Palma  is a Senior Vice President and Chief Market Strategist of GE Asset Management, and a portfolio manager of the Elfun Diversified Fund. He became a member of the portfolio management team for the Elfun Diversified Fund in May 2013. Prior to joining GE Asset Management in 2012, Mr. Palma worked for UBS Investment Bank where he held a variety of global research and macro strategy roles supporting UBS’ global equities and fixed income businesses including Managing Director, Head of Global Equity Strategy rom 2007 to 2012, Executive Director, Global Asset Allocation Strategist from 2001 to 2007 and Director, U.S. Economist from 1999 to 2001.

Michael J. Solecki  is a Senior Vice President and Chief Investment Officer – International Equities at GEAM. He has served as a portfolio manager of the Elfun International Equity Fund since August 1999. He joined GEAM in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996, Senior Vice President in 2000, Co-Chief Investment Officer – International Equities in March 2009 and Chief Investment Officer – International Equities in March 2012.

David Wiederecht  is the President and Chief Investment Officer – Investment Solutions and a Director at GEAM. He has served as a portfolio manager to the Elfun Diversified Fund since January 2011. Mr. Wiederecht joined GEAM in 1988 and has held various positions at GEAM including Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director – Alternative Investments from 2004 to 2008, and President and Chief Investment Officer – Investment Solutions since 2008.

Todd N. Bean, CFA  is a Vice President and Senior Portfolio Manager of State Street Global Advisors in the firm’s US Cash Management Group. Mr. Bean has served as portfolio manager of the Elfun Government Money Market Fund since September 2014. Mr. Bean began his career at State

Portfolio	Manager Biographies (continued)

Street in 1999, joining the firm as an analyst in the firm’s custody and settlements area. Following a stint on the money markets operations staff, he joined the Cash Management Group in 2004.

Jeff A. St. Peters is a Managing Director of State Street Global Advisors and the head of U.S. Cash Management within the Global Cash Management division. Mr. St. Peters has served as portfolio manager of the Elfun Government Money Market Fund since September 2014. Mr. St. Peters manages a team of portfolio managers that focus on traditional money market and securities lending cash collateral funds. He is also a Senior Portfolio Manager responsible for several securities lending, enhanced cash, offshore, and SSgA’s registered money market portfolios for both retail and institutional clients. Mr. St. Peters has been managing short duration cash and securities lending portfolios at SSgA for over 12 years. He is a member of SSgA’s Senior Leadership Team.

Prior to joining SSgA, Jeff was employed nearly 9 years with Fidelity Investments, the latter years within the Fidelity Management and Research Company, where he worked as a trader within the Money Market area of the Fixed Income division. In addition, he held several positions within Fidelity’s Investment Technology area, where he assisted in designing and implementing an internal proprietary trading system.

Portfolio Managers

Elfun International Equity Fund

Ralph R. Layman

Michael J. Solecki

Elfun Trusts

David B. Carlson

Elfun Diversified Fund

David Wiederecht

Jeffrey Palma

Elfun Tax-Exempt Income Fund

Michael Caufield

Elfun Income Fund

William M. Healey

Mark H. Johnson

Elfun Government Money Market Fund

SSgA Funds Management, Inc.

Investment Adviser

GE Asset Management Incorporated

Independent Registered Public Accounting Firm

KPMG LLP

Custodian

State Street Bank & Trust Company

Unitholder Servicing Agent

Address all inquiries to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

New Online Service

Your Elfun Mutual Fund accounts can now be accessed on the Internet at www.elfun.org.

Here are some of the benefits of our online service:

• View account balance and transaction history • Make exchanges • Redeem shares • Purchase shares	• View and order tax forms • View quarterly statements • Change address • Re-order money market checks

Many more features will be added to the web site in the future for your convenience.

New Extended Telephone Service

Our Representatives at the Customer Service Center are available Monday to Friday from 8:30 AM to 8:00 PM Eastern Standard Time. Call toll-free, 1-800-242-0134, for assistance.

Automated Voice Response System

You can also access your account anytime during the day, 7 days a week by dialing 1-800-242-0134. Simply follow the menu to obtain information or make certain transactions.

Contact Us By Mail

If you’d like to write to us, address your inquiries regarding your account(s) to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

We are continuing to upgrade a variety of services in order to give you the tools you need to manage your financial objectives. In the meantime, we welcome all your comments and suggestions.

(Unaudited)

MORNINGSTAR RATINGS™

Through December 31, 2014

FUND (CATEGORY)	NUMBER OF FUNDS IN CATEGORY	STAR RATING
Elfun International Equity — (Foreign Large Blend)
Overall	803
3 year	652
5 year	585
10 year	316
Elfun Trusts — (Large Growth)
Overall	1768
3 year	1530
5 year	1331
10 year	917
Elfun Diversified — (Moderate Allocation)
Overall	910
3 year	742
5 year	654
10 year	440
Elfun Tax-Exempt Income — (Muni National Long)
Overall	222
3 year	205
5 year	185
10 year	151
Elfun Income — (Intermediate-Term Bond)
Overall	1078
3 year	917
5 year	811
10 year	590

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its broad asset class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years of performance.

Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top ten percent of the funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The ratings are subject to change every month. The overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten year (if applicable) Morningstar Rating metrics.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Returns assume changes in share price and reinvestment of dividends and capital gains.

Past performance is no guarantee of future results.

This does not constitute a part of the Funds’ Shareholder Report

PRSRT STD

U.S. POSTAGE

PAID

Permit No. 1793

Lancaster, PA

Elfun Funds

1600 Summer Street

Stamford, CT 06905

Distributor

GE Investment Distributors Inc.

Member FINRA and SIPC

1600 Summer Street

P.O. Box 7900

Stamford, CT 06904-7900

www.gefunds.com/elfun

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds’ website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds’ website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

ELF 1 (2/15)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR and is included in the following link:

https://www.geam.com/ExternalWar/common/docs/pdf/Spirit_Letter.pdf

There have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Matthew Zakrzewski and Donald W. Torey are designated as the audit committee financial experts for the Registrant; and further that it is the finding of the Board of Trustees that Messrs. Zakrzewski and Torey qualify as audit committee financial experts and are deemed to be “interested persons” of the Registrant as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Item 4.	Principal Accountant Fees and Services.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $13,450 in 2013 and $13,700 in 2014.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit of the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the Elfun Funds (the “Funds”) Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(2) PERCENTAGE OF SERVICES DESCRIBED IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during the Reporting Period for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s adviser (“Service Affiliates”), for the Reporting Periods were $0 in 2013 and $0 in 2014.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates during the Reporting Period that were not pre-approved.

Item 5.	Audit Committee of Listed Registrants.

Applicable only to Closed-End Management Investment Companies.

Item 6.	Schedule of Investments.

(a) Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of the report included in Item 1 of this Form N-CSR, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the below Registrants have duly caused each report to be signed on their behalf by the undersigned, thereunto duly authorized.

Elfun International Equity Fund

Elfun Trusts

Elfun Diversified Fund

Elfun Tax-Exempt Income Fund

Elfun Income Fund

Elfun Government Money Market Fund

By:	/s/ Dmitri L. Stockton
Dmitri L. Stockton
Trustee, President and Chief Executive Officer
GE Asset Management Incorporated

Date:	February 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each report has been signed below by the following persons on behalf of the Registrants and in the capacities and on the dates indicated.

By:	/s/ Dmitri L. Stockton
Dmitri L. Stockton
Trustee, President and Chief Executive Officer
GE Asset Management Incorporated

Date:	February 23, 2015

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, Elfun Funds

Date:	February 23, 2015